As filed with the Securities and Exchange Commission on August 28, 2008
Securities Act File No. 33-14190 Investment Company Act File No. 811-5149

SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 38 and/or	[X]
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 40 (Check appropriate box or boxes)	[X]

Merrill Lynch Funds For Institutions Series (Exact Name of Registrant as Specified in Charter)

One Financial Center Boston, Massachusetts 02111 (Address of Principal Executive Officer) (617) 342-1600 (Registrant’s Telephone Number, including Area Code)

Barry F.X. Smith Merrill Lynch Funds for Institutions Series One Financial Center Boston, Massachusetts 02111 (Name and Address of Agent for Service)

Copies to:
Counsel for the Fund: Frank P. Bruno, Esq. Sidley Austin LLP 787 Seventh Avenue New York, New York 10019	Howard B. Surloff, Esq. BlackRock Advisors, LLC 100 Bellevue Parkway Wilmington, DE 19809

It is proposed that this filing will become effective (check appropriate box):
|X|	immediately upon filing pursuant to paragraph (b)
| |	on (date) pursuant to paragraph (b)
| |	60 days after filing pursuant to paragraph (a)(1)
| |	on (date) pursuant to paragraph (a)(1)
| |	75 days after filing pursuant to paragraph (a)(2)
| |	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
| |	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SECURITIES REGISTERED

     Shares of beneficial interest of Merrill Lynch Premier Institutional Fund; shares of beneficial interest of Merrill Lynch Institutional Fund; shares of beneficial interest of Merrill Lynch Select Institutional Fund; shares of beneficial interest of Merrill Lynch Government Fund; shares of beneficial interest of Merrill Lynch Treasury Fund; shares of beneficial interest of Merrill Lynch Institutional Tax-Exempt Fund.

Master Institutional Money Market LLC has also executed this Registration Statement

Merrill Lynch Funds For Institutions Series
Merrill Lynch Premier Institutional Fund
Merrill Lynch Institutional Fund
Merrill Lynch Select Institutional Fund
Merrill Lynch Government Fund
Merrill Lynch Treasury Fund
Merrill Lynch Institutional Tax-Exempt Fund

Prospectus
August 28, 2008

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Key Facts	Merrill Lynch Premier Institutional Fund at a Glance	4
	Merrill Lynch Institutional Fund at a Glance	6
	Merrill Lynch Select Institutional Fund at a Glance	7
	Merrill Lynch Government Fund at a Glance	8
	Merrill Lynch Treasury Fund at a Glance	9
	Merrill Lynch Institutional Tax-Exempt Fund at a Glance	10
	Risk/Return Bar Charts for Each of the Funds	12
	Merrill Lynch Premier Institutional Fund	12
	Merrill Lynch Institutional Fund	13
	Merrill Lynch Select Institutional Fund	13
	Merrill Lynch Government Fund	14
	Merrill Lynch Treasury Fund	14
	Merrill Lynch Institutional Tax-Exempt Fund	15
	Fees and Expenses for Each of the Funds	16
	Merrill Lynch Premier Institutional Fund	16
	Merrill Lynch Institutional Fund	16
	Merrill Lynch Select Institutional Fund	16
	Merrill Lynch Institutional Tax-Exempt Fund	16
	Merrill Lynch Government Fund	16
	Merrill Lynch Treasury Fund	16

Details About the Funds	How Each Fund Invests	18
	Merrill Lynch Premier Institutional Fund	18
	Merrill Lynch Institutional Fund	18
	Merrill Lynch Select Institutional Fund	18
	Merrill Lynch Government Fund	20
	Merrill Lynch Treasury Fund	21
	Merrill Lynch Institutional Tax-Exempt Fund	22
	Investment Risks	23
	Statement of Additional Information	25

2

Your Account	How to Buy, Sell and Transfer Shares	26
	How Shares Are Priced	32
	Dividends and Taxes	33
	Delivery of Shareholder Documents	34

Management of the Funds	BlackRock Advisors, LLC	35
	Master/Feeder Structure	37
	Financial Highlights for Merrill Lynch Premier Institutional Fund	38
	Financial Highlights for Merrill Lynch Institutional Fund	38
	Financial Highlights for Merrill Lynch Select Institutional Fund	39
	Financial Highlights for Merrill Lynch Government Fund	39
	Financial Highlights for Merrill Lynch Treasury Fund	40
	Financial Highlights for Merrill Lynch Institutional Tax-Exempt Fund	40

For More Information	Shareholder Reports	Back Cover
	Statement of Additional Information	Back Cover

3

Key Facts

IMPORTANT DEFINITIONS
In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this Prospectus in the sidebar.

U.S. Government Securities — debt securities issued and/or guaranteed as to principal and interest by the U.S. Government that are supported by the full faith and credit of the United States.
U.S. Government Agency Securities — debt securities issued and/or guaranteed as to principal and interest by U.S. Government agencies that are not direct obligations of the United States. Such securities may not be supported by the full faith and credit of the United States.
U.S. Government Sponsored Enterprises — private corporations sponsored by the federal government that have the legal status of government agencies, such as the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association or the Federal National Mortgage Association. Securities issued by these entities are generally not supported by the full faith and credit of the United States.

U.S. Government Instrumentalities — supranational entities sponsored by the U.S. and other governments, such as the World Bank or the Inter-American Development Bank.

Repurchase Agreements — agreements under which a party sells securities to the Fund and at the same time agrees to repurchase the securities at a particular time and price.

Foreign Bank Obligations — debt securities issued by foreign depository institutions and their foreign branches and subsidiaries.

Merrill Lynch Funds For Institutions Series (“FFI”) consists of six separate series of open-end funds, each of which issues its own shares:

  Merrill Lynch Premier Institutional Fund (“Premier Institutional Fund”)

  Merrill Lynch Institutional Fund (“Institutional Fund”)

  Merrill Lynch Select Institutional Fund (“Select Institutional Fund”)

  Merrill Lynch Institutional Tax-Exempt Fund (“Institutional Tax-Exempt Fund”)

  Merrill Lynch Government Fund (“Government Fund”)

  Merrill Lynch Treasury Fund (“Treasury Fund”)

Merrill Lynch Premier Institutional Fund at a Glance

What are the Fund’s investment objectives?

The Fund’s objectives are to seek maximum current income consistent with liquidity and the maintenance of a portfolio of high quality short term money market securities.

What are the Fund’s main investment strategies?

The Fund is a money market mutual fund that is subject to all of the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund tries to achieve its objectives by investing in a diversified portfolio of U.S. dollar denominated money market securities. These securities consist primarily of short term U.S. Government securities, U.S. Government agency securities, and securities issued by U.S. Government sponsored enterprises and U.S. Government instrumentalities, bank obligations, commercial paper and repurchase agreements. The Fund may also invest in domestic bank obligations and foreign bank obligations and other short term debt securities issued by U.S. and foreign entities. These securities will have remaining maturities of up to 397 days (13 months). The Fund’s dollar-weighted average portfolio maturity will not exceed 90 days.

Fund management decides which of these securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve the Fund’s yield by taking advantage of differences in yield that regularly occur between securities of a similar kind.

The Fund is a “feeder” fund that invests all of its assets in Merrill Lynch Premier Institutional Portfolio, a corresponding “master” portfolio (the “Premier Institutional Portfolio”) of Master Institutional Money Market LLC (the “Master LLC”). The Premier Institutional Portfolio has the same investment objectives and strategies as the Fund. All investments are made at the Premier Institutional Portfolio level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Premier Institutional Portfolio. For simplicity, except where otherwise indicated, this Prospectus uses the term “Fund” to include the Fund’s corresponding Portfolio.

What are the main risks of investing in the Fund?

The Fund cannot guarantee that it will achieve its objectives.

4

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s yield will fluctuate as market conditions and interest rates change and as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

While the Fund has maintained a constant share price since inception and will continue to try to do so, the following factors could reduce the Fund’s income level and/or share price:

  interest rates could rise sharply, causing the Fund’s share price to drop any of the Fund’s holdings could have its credit rating downgraded or could default the risks generally associated with dollar-denominated foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on the payment of principal and interest the risk that the counterparty to a repurchase agreement will fail to meet its obligations to the Fund

Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Who should invest?

The minimum purchase amount for Premier Institutional Fund is $10,000,000 per account. The Fund may be an appropriate investment for an institution that:

  Is looking for current income and liquidity

  Is looking for preservation of capital

  Is investing with short term goals in mind, such as for cash reserves

5

Merrill Lynch Institutional Fund at a Glance

What are the Fund’s investment objectives?

The Fund’s objectives are to seek maximum current income consistent with liquidity and the maintenance of a portfolio of high quality short term money market securities.

What are the Fund’s main investment strategies?

The Fund is a money market mutual fund that is subject to all of the requirements of Rule 2a-7 under the Investment Company Act.

The Fund tries to achieve its objectives by investing in a diversified portfolio of U.S. dollar denominated money market securities. These securities primarily consist of short term U.S. Government securities, U.S. Government agency securities, and securities issued by U.S. Government sponsored enterprises and U.S. Government instrumentalities, bank obligations, commercial paper and repurchase agreements. The Fund may also invest in domestic bank obligations and foreign bank obligations and other short term debt securities issued by U.S. and foreign entities. These securities will have remaining maturities of up to 397 days (13 months). The Fund’s dollar-weighted average portfolio maturity will not exceed 90 days.

Fund management decides which of these securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve the Fund’s yield by taking advantage of differences in yield that regularly occur between securities of a similar kind.

The Fund is a “feeder” fund that invests all of its assets in Merrill Lynch Institutional Portfolio, a corresponding “master” portfolio (the “Institutional Portfolio”) of the Master LLC. The Institutional Portfolio has the same investment objectives and strategies as the Fund. All investments are made at the Institutional Portfolio level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Institutional Portfolio. For simplicity, except where otherwise indicated, this Prospectus uses the term “Fund” to include the Fund’s corresponding Portfolio.

What are the main risks of investing in the Fund?

The Fund cannot guarantee that it will achieve its objectives.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s yield will fluctuate as market conditions and interest rates change and as the short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

While the Fund has maintained a constant share price since inception and will continue to try to do so, the following factors could reduce the Fund’s income level and/or share price:

  interest rates could rise sharply, causing the Fund’s share price to drop any of the Fund’s holdings could have its credit rating downgraded or could default the risks generally associated with dollar-denominated foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on the payment of principal and interest the risk that the counterparty to a repurchase agreement will fail to meet its obligations to the Fund

Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Who should invest?

The minimum initial purchase amount for Institutional Fund is $100,000 per account. The Fund may be an appropriate investment for an institution that:

  Is looking for current income and liquidity

  Is looking for preservation of capital

  Is investing with short term goals in mind, such as for cash reserves

6

Merrill Lynch Select Institutional Fund at a Glance

What are the Fund’s investment objectives?

The Fund’s objectives are to seek maximum current income consistent with liquidity and the maintenance of a portfolio of high quality short term money market securities.

What are the Fund’s main investment strategies?

The Fund is a money market mutual fund that is subject to all of the requirements of Rule 2a-7 under the Investment Company Act. The Fund tries to achieve its objectives by investing in a diversified portfolio of U.S. dollar denominated money market securities. These securities consist primarily of short term U.S. Government securities, U.S. Government agency securities, and securities issued by U.S. Government sponsored enterprises and U.S. Government instrumentalities, bank obligations, commercial paper and repurchase agreements. The Fund may also invest in domestic bank obligations and foreign bank obligations and other short term debt securities issued by U.S. and foreign entities. These securities will have remaining maturities of up to 397 days (13 months). The Fund’s dollar-weighted average portfolio maturity will not exceed 90 days.

Fund management decides which of these securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve the Fund’s yield by taking advantage of differences in yield that regularly occur between securities of a similar kind.

The Fund is a “feeder” fund that invests all of its assets in the Institutional Portfolio of the Master LLC. The Institutional Portfolio has the same investment objectives and strategies as the Fund. All investments are made at the Institutional Portfolio level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Institutional Portfolio. For simplicity, except where otherwise indicated, this Prospectus uses the term “Fund” to include the Fund’s corresponding Portfolio.

What are the main risks of investing in the Fund?

The Fund cannot guarantee that it will achieve its objectives.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s yield will fluctuate as market conditions and interest rates change and as the short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

While the Fund has maintained a constant share price since inception and will continue to try to do so, the following factors could reduce the Fund’s income level and/or share price:

  interest rates could rise sharply, causing the Fund’s share price to drop any of the Fund’s holdings could have its credit rating downgraded or could default the risks generally associated with dollar-denominated foreign investments, such as economic and political developments, seizure or nationalization of deposits, imposition of taxes or other restrictions on the payment of principal and interest the risk that the counterparty to a repurchase agreement will fail to meet its obligations to the Fund

Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Who should invest?

The minimum purchase amount for Select Institutional Fund is $10,000,000 per account. The Fund may be an appropriate investment for an institution that:

  Is looking for current income and liquidity

  Is looking for preservation of capital

  Is investing with short term goals in mind, such as for cash reserves

7

Merrill Lynch Government Fund at a Glance

What are the Fund’s investment objectives?

The Fund’s objectives are to seek current income consistent with liquidity and security of principal by investing in a portfolio of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

What are the Fund’s main investment strategies?

The Fund is a money market mutual fund that is subject to all of the requirements of Rule 2a-7 under the Investment Company Act. The Fund tries to achieve its objectives by investing all of its assets in U.S. Government securities, U.S. Government agency securities, and securities issued by U.S. Government sponsored enterprises, and repurchase agreements involving the securities described above. The securities in which the Fund invests will have remaining maturities of up to 397 days (13 months). The Fund’s dollar-weighted average portfolio maturity will not exceed 90 days.

Fund management decides which of these securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve the Fund’s yield by taking advantage of differences in yield that regularly occur between securities of a similar kind.

What are the main risks of investing in the Fund?

The Fund cannot guarantee that it will achieve its objectives.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

The Fund’s yield will fluctuate as market conditions and interest rates change and as the short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

The Fund is also subject to the risk that the counterparty to a repurchase agreement will fail to meet its obligations to the Fund.

Who should invest?

The minimum initial purchase amount for Government Fund is $100,000 per account. The Fund may be an appropriate investment for an institution that:

  Is looking for current income and liquidity

  Is looking for preservation of capital

  Is investing with short term goals in mind, such as for cash reserves

8

Merrill Lynch Treasury Fund at a Glance

IMPORTANT DEFINITIONS
Direct Obligations of the U.S. Treasury —
securities issued directly by the U.S.
Treasury rather than by any U.S.
Government agency or instrumentality that
are backed by the full faith and credit of
the United States.

What are the Fund’s investment objectives?

The Fund’s objectives are to seek current income consistent with liquidity and security of principal by investing in a portfolio of securities that are direct obligations of the U.S. Treasury.

What are the Fund’s main investment strategies?

The Fund is a money market mutual fund that is subject to all of the requirements of Rule 2a-7 under the Investment Company Act. The Fund tries to achieve its objectives by investing all its assets in Treasury bills, notes and other direct obligations of the U.S. Treasury. The securities in which the Fund invests will have remaining maturities of up to 397 days (13 months). The Fund’s dollar-weighted average portfolio maturity will not exceed 90 days.

Fund management decides which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve the Fund’s yield by taking advantage of differences in yield that regularly occur between securities of a similar kind.

What are the main risks of investing in the Fund?

The Fund cannot guarantee that it will achieve its objectives.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s yield will fluctuate as market conditions and interest rates change and as the short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

The Fund may reduce the number of shares held by its shareholders to maintain a constant net asset value of $1.00 per share.

Who should invest?

The minimum initial purchase amount for Treasury Fund is $100,000 per account. The Fund may be an appropriate investment for an institution that:

  Is looking for current income and liquidity

  Is looking for preservation of capital

  Is investing with short term goals in mind, such as for cash reserves

9

Merrill Lynch Institutional Tax-Exempt Fund at a Glance

IMPORTANT DEFINITIONS
Short Term Securities — securities with remaining maturities of not more than 397 days (13 months).

Tax-Exempt Securities — securities that
pay interest that is, in the opinion of bond
counsel to the issuer, excludable from
gross income for Federal income tax
purposes (and does not subject investors
to the Federal alternative minimum tax).

What are the Fund’s investment objectives?

The Fund’s investment objectives are to seek current income exempt from Federal income taxes, preservation of capital and liquidity available from investing in a diversified portfolio of short term, high quality tax-exempt money market securities.

What are the Fund’s main investment strategies?

The Fund is a money market mutual fund that is subject to all of the requirements of Rule 2a-7 under the Investment Company Act. The Fund tries to achieve its objectives by investing in a diversified portfolio of short term tax-exempt securities. These securities consist principally of tax-exempt notes and commercial paper, short term municipal bonds, tax-exempt variable rate demand obligations and short term tax-exempt derivatives. Certain short term tax-exempt securities have stated maturities that are longer than 397 days, but give the Fund the right to demand payment from a financial institution within that period. The Fund treats these securities as having a maturity of 397 days or less. The Fund’s dollar-weighted average portfolio maturity will not exceed 90 days.

The Fund has adopted a fundamental policy (that may not be changed without shareholder approval) to invest, under normal circumstances, (i) at least 80% of its assets in investments the income from which is exempt from Federal income tax or (ii) its assets so that at least 80% of the income that it distributes will be exempt from Federal income tax. These requirements apply to investments or distributions that are exempt from Federal income tax under both the regular tax rules and the alternative minimum tax rules.

The Fund invests all of its assets in securities that have one of the two highest short term ratings from a nationally recognized rating agency. The Fund also may invest in unrated securities, but only when Fund management, pursuant to authority delegated by the Board of Trustees, determines that the credit quality is comparable to securities that have one of the two highest ratings. Certain securities in which the Fund invests are entitled to the benefit of insurance, guarantees, letters of credit or similar arrangements provided by a financial institution. When this is the case, Fund management may consider the obligation of the financial institution and its creditworthiness in determining whether the security is an appropriate investment for the Fund.

The Fund does not presently intend to invest more than 25% of its total assets in short term tax-exempt securities of issuers located in the same state. Fund management, as delegated by the Fund’s Board of Trustees, determines which securities to buy based on its assessment of relative values of different securities and future interest rates. Fund management seeks to improve the Fund’s yield by taking advantage of differences in yields of similar kinds of securities.

The Fund is a “feeder” fund that invests all of its assets in Merrill Lynch Institutional Tax-Exempt Portfolio, a corresponding “master” portfolio (the “Tax-Exempt Portfolio”) of the Master LLC. The Tax-Exempt Portfolio has the same investment objectives and strategies as the Fund. All investments are made at the Tax-Exempt Portfolio level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of the Tax-Exempt Portfolio. For simplicity, except where otherwise indicated, this Prospectus uses the term “Fund” to include the Fund’s corresponding Portfolio.

10

What are the main risks of investing in the Fund?

The Fund cannot guarantee that it will achieve its objective.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s yield will fluctuate as market conditions and interest rates change and as the short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

While the Fund has maintained a constant share price since inception and will continue to try to do so, the following factors could reduce the Fund’s income level and/or share price:

  interest rates could rise sharply, causing the Fund’s share price to drop any of the Fund’s holdings could have its credit rating downgraded or could default

The Fund may reduce the number of shares held by its shareholders to maintain a constant net asset value of $1.00 per share.

Who should invest?

The minimum initial purchase amount for Institutional Tax-Exempt Fund is $100,000 per account. The Fund may be an appropriate investment for an institution that:

  Is looking for liquidity as well as current income that is exempt from Federal income tax

  Is looking for preservation of capital

  Is investing with short term goals in mind, such as for cash reserves

11

Risk/Return Bar Charts for Each of the Funds

The bar charts and tables shown below provide an indication of the risks of investing in each Fund. The bar charts show changes in each Fund’s performance for each of the past ten calendar years or each completed calendar year since the Fund’s inception, which, in the case of each of Premier Institutional Fund, Institutional Fund and Institutional Tax-Exempt Fund, includes periods prior to each Fund’s conversion to a “master/feeder” structure effective January 14, 2002. Select Institutional Fund commenced operations on February 4, 2008 and therefore does not have a full calendar year of operations. Select Institutional Fund is a feeder fund of the Institutional Portfolio of the Master LLC which commenced operations on January 14, 2002. The bar chart and table for Select Institutional Fund are based upon performance of the Institutional Portfolio and, for periods prior to January 14, 2002, on the performance of Institutional Fund, the predecessor of the Institutional Portfolio. The tables show the average annual total returns of each Fund for the periods shown. How each Fund performed in the past is not necessarily an indication of how that Fund will perform in the future as a stand-alone fund or, in the case of Premier Institutional Fund, Institutional Fund, Select Institutional Fund and Institutional Tax-Exempt Fund, as a “feeder” fund.

Merrill Lynch Premier Institutional Fund

During the period shown in the bar chart, the highest return for a quarter was 1.65% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.25% (quarter ended June 30, 2004). The year-to-date return as of June 30, 2008 was 1.73%.

Average Annual Total Returns (for the periods ended December 31, 2007)	One Year	Five Years	Ten Years
Merrill Lynch Premier Institutional Fund	5.31%	3.15%	3.89%

12

Merrill Lynch Institutional Fund

During the period shown in the bar chart, the highest return for a quarter was 1.63% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.23% (quarter ended June 30, 2004). The year-to-date return as of June 30, 2008 was 1.69%.

Average Annual Total Returns (for the periods ended December 31, 2007)	One Year	Five Years	Ten Years
Merrill Lynch Institutional Fund	5.24%	3.09%	3.81%

Merrill Lynch Select Institutional Fund

For the period shown in the bar chart, the highest return for a quarter was 1.64% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.24% (quarter ended June 30, 2004). The year to date return as of June 30, 2008 was 1.27%. (based upon the 148 day period since inception)

Average Annual Total Returns (for the periods ended December 31, 2007)	One Year	Five Years	Ten Years
Merrill Lynch Select Institutional Fund*	5.28%	3.14%	3.86%

*	Select Institutional Fund commenced operations on February 4, 2008 and is a feeder fund of the Institutional Portfolio of the Master LLC which commenced operations on January 14, 2002. The Select Institutional Fund did not have a full calendar year of performance and therefore the bar graph and table presented for the Select Institutional Fund are based upon performance of the Institutional Portfolio and, for periods prior to January 14, 2002, upon the performance of the Institutional Fund, the predecessor of the Institutional Portfolio. In both the bar graph and the table, it is assumed that the expense ratio for the Select Institutional Fund was 0.18% throughout the periods displayed.

13

Merrill Lynch Government Fund

During the period shown in the bar chart, the highest return for a quarter was 1.61% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.22% (quarter ended June 30, 2004). The year-to-date return as of June 30, 2008 was 1.46%.

Average Annual Total Returns (for the periods ended December 31, 2007)	One Year	Five Years	Ten Years
Merrill Lynch Government Fund	5.06%	3.01%	3.73%

Merrill Lynch Treasury Fund

During the period shown in the bar chart, the highest return for a quarter was 1.51% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.19% (quarter ended June 30, 2004). The year-to-date return as of June 30, 2008 was 0.97%.

Average Annual Total Returns (for the periods ended December 31, 2007)	One Year	Five Years	Ten Years
Merrill Lynch Treasury Fund	4.41%	2.73%	3.44%

14

Merrill Lynch Institutional Tax-Exempt Fund

During the period shown in the bar chart, the highest return for a quarter was 1.05% (quarter ended December 31, 2000) and the lowest return for a quarter was 0.18% (quarter ended September 30, 2003). The year-to-date return as of June 30, 2008 was 1.13%.

Average Annual Total Returns (for the periods ended December 31, 2007)	One Year	Five Years	Ten Years
Merrill Lynch Institutional Tax-Exempt Fund	3.51%	2.21%	2.56%

15

Fees and Expenses for Each of the Funds

UNDERSTANDING EXPENSES
Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses that the Fund may charge:

Expenses paid indirectly by the shareholder (these costs are deducted from the Fund’s total assets):
Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Investment Advisory Fee — a fee paid to BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) for managing the Fund or, in the case of Premier Institutional Fund, Institutional Fund, Select Institutional Fund and Institutional Tax-Exempt Fund, for managing the corresponding Portfolio. These Funds do not directly pay an investment advisory fee to the Investment Adviser.

Administration Fee — a fee paid to BlackRock, as the Administrator, for providing administrative services to a Fund.

The following table shows the different fees and expenses that you may pay if you buy and hold shares of Premier Institutional Fund, Institutional Fund, Select Institutional Fund or Institutional Tax-Exempt Fund. Future expenses may be greater or less than those indicated below.

	Premier		Select	Institutional
	Institutional	Institutional	Institutional	Tax-Exempt
Shareholder Transaction Expenses	Fund	Fund	Fund	Fund
Maximum Sales Charge Imposed on Purchases	None	None	None	None
Deferred Sales Charge	None	None	None	None
Sales Charge Imposed on Dividend Reinvestments	None	None	None	None
Redemption Fee	None	None	None	None
Exchange Fee	None	None	None	None
Annual Fund Operating Expenses (as a percentage of average net assets)(a)
Investment Advisory Fee(b)	0.05%(d)	0.05%	0.05%(e)	0.05%
Other Expenses (including administration fees)(c)	0.11%	0.17%	0.13%(e)	0.17%
Total Annual Fund Operating Expenses(a)	0.16%	0.22%	0.18%(e)	0.22%

(a)	Fees and expenses shown in the table and the examples that follow with respect to Premier Institutional Fund, Institutional Fund, Select Institutional Fund and Institutional Tax-Exempt Fund include both the expenses of the Fund and the Fund’s share of expenses of the corresponding Portfolio.

(b)	Paid by the corresponding Portfolio.

(c)	The administrative fee is paid by the Fund at the annual rate of .10%, .15%, .13% and .15% for the Premier Institutional Fund, the Institutional Fund, the Select Institutional Fund and the Institutional Tax-Exempt Fund, respectively.

(d)	The Investment Adviser voluntarily agreed to waive a portion of both its investment advisory and administrative fees for the Premier Institutional Fund. The effect of those waivers is not reflected in the table above. The Investment Adviser may discontinue such waivers, in whole or in part at any time, without notice.

(e)	Under the Select Institutional Fund’s administration agreement, in exchange for the administration fee for Select Institutional Fund, the Administrator has agreed to pay all of the Fund’s other expenses, other than the Fund’s pro rata portion of the Institutional Portfolio’s investment advisory fee payable indirectly by the Fund as an interestholder of the Institutional Portfolio.

The following table shows the different fees and expenses that you may pay if you buy and hold shares of Government Fund or Treasury Fund. Future expenses may be greater or less than those indicated below.

Shareholder Transaction Expenses	Government Fund	Treasury Fund
Maximum Sales Charge Imposed on Purchases	None	None
Deferred Sales Charge	None	None
Sales Charge Imposed on Dividend Reinvestments	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (as a percentage of average net assets)
Investment Advisory Fee	0.31%(a)	0.31%(b)
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.32%(a)	0.32%(b)

(a)	The Investment Adviser has agreed to waive voluntarily a portion of its investment advisory fee so that the effective annual fee is 0.20% of the Fund’s average daily net assets and the Total Annual Fund Operating Expenses are 0.21% of the Fund’s average daily net assets. The Investment Adviser may discontinue the waiver of investment advisory fees in whole or in part without notice at any time.

(b)	The Investment Adviser has agreed to waive voluntarily a portion of its investment advisory fee so that the effective annual fee is 0.20% of the Fund’s average daily net assets and the Total Annual Fund Operating Expenses are 0.21% of the Fund’s average daily net assets. The Investment Adviser may discontinue the waiver of investment advisory fees in whole or in part without notice at any time.

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Examples:

The examples below are intended to help you compare the cost of investing in a Fund with the cost of investing in other money market funds. These examples assume that you invest $10,000 in a Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in these examples. Although your actual costs may be higher or lower, based on these assumption your costs would be:

	1 Year	3 Years	5 Years	10 Years
Premier Institutional Fund*	$16	$ 52	$ 90	$205
Institutional Fund*	$23	$ 71	$124	$280
Select Institutional Fund*	$18	$ 58	$102	$230
Government Fund†	$33	$103	$180	$406
Treasury Fund†	$33	$103	$180	$406
Institutional Tax-Exempt Fund*	$23	$ 71	$124	$280

The information above reflects the total fund operating expenses before the voluntary fee waivers by the Investment Adviser.

*	The example reflects the expenses of both the Fund and the corresponding Portfolio.

†	If the fee waivers remain in effect, the fees for 1 year, 3 years, 5 years and 10 years would be as follows:

	1 Year	3 Years	5 Years	10 Years
Government Fund	$22	$68	$118	$268
Treasury Fund	$22	$68	$118	$268

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Details About the Funds

How Each Fund Invests

ABOUT THE PORTFOLIO MANAGER FOR PREMIER INSTITUTIONAL, INSTITUTIONAL AND SELECT INSTITUTIONAL FUNDS
The Funds are managed by a team of financial professionals led by Thomas Kolimago, CFA.

ABOUT THE INVESTMENT ADVISER AND SUB-ADVISER
Each Fund is managed by BlackRock and sub-advised by BlackRock Institutional Management Corporation (the “Sub- Adviser”). As used in this Prospectus, the terms “Investment Adviser” and “BlackRock” include, where applicable, the Sub-Adviser.
IMPORTANT DEFINITIONS
U.S. Government Agencies — entities that are part of or sponsored by the Federal government, such as the Government National Mortgage Association, the Tennessee Valley Authority or the Federal Housing Administration.

Premier Institutional Fund, Institutional Fund and Select Institutional Fund

Each Fund’s objectives are to seek maximum current income consistent with liquidity and the maintenance of a portfolio of high quality short term money market securities. The investment objective of Select Institutional Fund is a non-fundamental policy and may be changed by the Board of Trustees without shareholder approval.

Outlined below are the main strategies the Funds use in seeking to achieve their investment objectives:

Each Fund tries to achieve its objectives by investing in a diversified portfolio of short term U.S. dollar denominated money market securities. These instruments are dollar-denominated fixed-income securities that mature or reset to a new interest rate within 13 months. Other than U.S. Government and U.S. Government agency securities and certain securities issued by U.S. Government sponsored enterprises or U.S. Government instrumentalities, each Fund only invests in short term obligations (including short term promissory notes issued by corporations, partnerships, trusts and other entities, whether or not secured) that (1) have been rated in the highest rating category for short term debt obligations by at least two nationally recognized credit rating organizations; (2) have been rated in the highest rating category by a single nationally recognized credit rating organization if only one such organization has rated the security; (3) have been issued by an issuer rated in the highest rating category by a nationally recognized credit rating organization with respect to a class of debt obligations that is comparable in priority and security with the investment; or (4) if not rated, will be of comparable quality as determined by the Board of Trustees.

Fund management will vary the types of money market instruments in each Fund’s portfolio, as well as the Fund’s average maturity, in response to its assessment of the relative value of different securities and future short term interest rates. Each Fund’s dollar-weighted average portfolio maturity will not exceed 90 days.

The money market obligations each Fund may buy are:

U.S. Government Securities — Debt securities that are issued by and/or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the United States.

U.S. Government Agency Securities — Debt securities issued or guaranteed as to principal and interest by U.S. Government agencies, U.S. Government-sponsored enterprises and U.S. Government instrumentalities. These securities may not be backed by the full faith and credit of the United States.

Bank Money Instruments — Obligations of commercial banks or other depository institutions, such as (but not limited to) certificates of deposit, bankers’ acceptances, bank notes and time deposits. Each Fund may only invest in obligations of savings banks and savings and loan associations organized and operating in the United States. Each Fund may invest in obligations of commercial banks issued by U.S. depository institutions, foreign branches or subsidiaries of U.S. depository institutions (called

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IMPORTANT DEFINITIONS
Asset Backed Securities — fixed-income securities issued by a trust or other legal entity established for the purpose of issuing securities and holding certain assets, such as credit card receivables or auto leases, that pay down over time and generate sufficient cash to pay holders of the securities.

Eurodollar obligations) or U.S. branches or subsidiaries of foreign depository institutions (called Yankeedollar obligations). Each Fund may invest in Eurodollar obligations only if they are general obligations of the parent bank and in Yankeedollar obligations only if the branch or subsidiary is subject to the same bank regulations as U.S. banks.

The Funds may also invest in bank money instruments issued by foreign branches and subsidiaries of foreign banks.

Commercial Paper — Obligations, usually of nine months or less, issued by corporations, securities firms and other businesses for short term funding.

Repurchase Agreements — In a repurchase agreement, a Fund buys a security from another party, which agrees to buy it back at an agreed upon time and price. Collateral for a repurchase agreement may include types of securities that a Fund could not hold directly without the repurchase obligation.

Short Term Obligations — Corporate or foreign government debt and asset backed securities with a period of 397 days (13 months) or less remaining to maturity.

Floating Rate Obligations — Obligations of government agencies, corporations, depository institutions or other issuers that periodically reset their interest rate to reflect a current market rate, such as the Federal funds rate or a bank’s prime rate, or the level of an interest rate index (such as the London Interbank Offered Rate, a well-known short term interest rate index).

Insurance Company Obligations — Short term funding agreements and guaranteed insurance contracts with fixed or floating interest rates.

Master Notes — Variable principal amount demand instruments issued by securities firms and other corporate issuers.

Other Strategies. In addition to the main strategies discussed above, the Funds may use certain other investment strategies.

Other Eligible Investments — Other money market instruments permitted by Securities and Exchange Commission rules governing money market funds.

Reverse Repurchase Agreements — In a reverse repurchase agreement, a Fund sells a security to another party and agrees to buy it back at a specific time and price. Each Fund may invest in reverse repurchase agreements involving the money market securities described above.

When-Issued, Delayed-Delivery and Forward Commitments — Each Fund may buy or sell money market securities on a when-issued, delayed-delivery and forward commitment basis. In these transactions, the Fund buys or sells the securities at an established price with payment and delivery taking place in the future. The value of the security on the delivery date may be more or less than its purchase or sale price.

Each Fund may also lend its portfolio securities.

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ABOUT THE GOVERNMENT FUND PORTFOLIO MANAGER
The Fund is managed by team of financial professionals led by John Ng.

Government Fund

The Fund’s objectives are to seek current income consistent with liquidity and security of principal by investing all of its assets in a portfolio of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Outlined below are the main strategies the Fund uses in seeking to achieve its investment objectives:

The Fund tries to achieve its objective by investing all of its assets in U.S. Government securities, U.S. Government agency securities, and securities issued by U.S. Government sponsored enterprises, and repurchase agreements involving the securities described above. This policy is a non-fundamental policy of the Fund and may only be changed with at least 60 days’ prior notice to shareholders.

In seeking to achieve the Fund’s objectives, Fund management varies the kinds of direct U.S. Government securities held in the portfolio and its average maturity. Fund management, as delegated by the Fund’s Board of Trustees, decides on which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve the Fund’s yield by taking advantage of differences in yield that regularly occur among securities of a similar kind. For example, market conditions frequently result in similar securities trading at different prices. Fund management seeks to improve the Fund’s yield by buying and selling securities based on these yield differences.

The direct U.S. Government obligations the Fund may buy are:

  U.S. Treasury obligations

  U.S. Government agency securities

  Variable rate U.S. Government agency obligations, which have interest rates that reset periodically prior to maturity based on a specific index or interest rate

  Deposit receipts, which represent interests in component parts of U.S. Treasury bonds or other U.S. Government or U.S. Government agency securities

The Fund may invest in securities with remaining maturities of up to 397 days (13 months). The Fund’s dollar-weighted average portfolio maturity will not exceed 90 days.

Other Strategies. In addition to the main strategies discussed above, the Fund may use certain other investment strategies.

The Fund may also enter into reverse repurchase agreements involving securities described above. The Fund may also invest in the U.S. Government securities described above pursuant to purchase and sale contracts.

The Fund may buy and sell U.S. Government securities on a when-issued, delayed-delivery or forward commitment basis. In these transactions, the Fund buys or sells a security at an established price with payment and delivery taking place in the future. The value of the security on the delivery date may be more or less than its purchase or sale price.

The Fund may also lend its portfolio securities.

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ABOUT THE TREASURY FUND PORTFOLIO MANAGER
The Fund is managed by team of financial professionals led by John Ng.

Treasury Fund

The Fund’s investment objectives are to seek current income consistent with liquidity and security of principal by investing in a portfolio of short term marketable securities that are direct obligations of the U.S. Treasury.

Outlined below are the main strategies the Fund uses in seeking to achieve its investment objectives:

The Fund tries to achieve its objectives by investing all its assets in Treasury bills, notes and other direct obligations of the U.S. Treasury. This policy is a non-fundamental policy of the Fund and may only be changed with at least 60 days’ prior notice to shareholders.

In seeking to achieve the Fund’s objectives, Fund management varies the kinds of direct U.S. Treasury securities held in the portfolio and its average maturity. Fund management, as delegated by the Fund’s Board of Trustees, decides on which securities to buy and sell based on its assessment of the relative values of different securities and future interest rates. Fund management seeks to improve the Fund’s yield by taking advantage of differences in yield that regularly occur among securities of a similar kind. For example, market conditions frequently result in similar securities trading at different prices. Fund management seeks to improve the Fund’s yield by buying and selling securities based on these yield differences.

The direct U.S. Treasury obligations the Fund may buy are:

  U.S. Treasury bills and notes.

  Variable rate U.S. Treasury obligations, which have interest rates that reset periodically prior to maturity based on a specific index or interest rate.

  Deposit receipts, which represent interests in component parts of U.S. Treasury bonds.

The Fund may invest in securities with remaining maturities of up to 397 days (13 months). The Fund’s dollar-weighted average portfolio maturity will not exceed 90 days.

Other Strategies. In addition to the main strategies discussed above, the Fund may use certain other investment strategies.

The Fund may also enter into repurchase agreements involving the U.S. Treasury securities described above. The Fund is permitted to invest up to 10% of its assets in repurchase agreements; however, the Fund will only enter into repurchase agreements when, in the opinion of the Investment Adviser, prevailing or persistent market conditions warrant it necessary to do so. The Fund may also invest in the U.S. Treasury securities described above pursuant to purchase and sale contracts.

The Fund may buy and sell U.S. Treasury securities on a when-issued, delayed-delivery or forward commitment basis. In these transactions, the Fund buys or sells a security at an established price with payment and delivery taking place in the future. The value of the security on the delivery date may be more or less than its purchase or sale price.

The Fund may also lend its portfolio securities.

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ABOUT THE INSTITUTIONAL TAX-EXEMPT FUND PORTFOLIO MANAGER
The Fund is managed by team of financial professionals led by William Henderson.
IMPORTANT DEFINITIONS
Municipal Securities — securities that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for Federal income tax purposes (but may subject investors to Federal alternative minimum tax).

Institutional Tax-Exempt Fund

The Fund’s investment objectives are to seek current income exempt from Federal income taxes, preservation of capital and liquidity available from investing in a diversified portfolio of short term high quality tax-exempt money market securities.

Outlined below are the main strategies the Fund uses in seeking to achieve its investment objectives:

Under normal circumstances the Fund will invest (i) at least 80% of its assets (defined to include net assets plus borrowings for investment purposes) in investments the income from which is exempt from Federal income tax or (ii) its assets so that at least 80% of the income that it distributes will be exempt from Federal income tax. These requirements apply to investments or distributions that are exempt from Federal income tax under both the regular tax rules and the alternative minimum tax rules.

The short term tax-exempt securities the Fund may buy are:

Tax-Exempt Notes — short term municipal debt obligations often used to provide interim financing in anticipation of tax collection, bond sales or other revenues.

Tax-Exempt Commercial Paper — short term unsecured promissory notes used to finance general short term credit needs.

Tax-Exempt Bonds — long term debt obligations that pay interest exempt from Federal income tax. The Fund will only invest in long term debt obligations that have remaining maturities of 397 days (13 months) or less or that the Fund has a contractual right to sell periodically or on demand within that time.

Variable Rate Demand Notes — floating rate securities that combine an interest in a long term municipal bond with a right to demand payment periodically or on notice. The Fund may also buy a participation interest in variable rate demand notes owned by a commercial bank or other financial institution. When the Fund purchases a participation interest, it receives the right to demand payment on notice to the owner of the note.

Short Term Tax-Exempt Derivatives — a variety of securities that generally represent the Fund’s ownership interest in one or more municipal bonds held by a trust or partnership coupled with a contractual right to sell (put) that interest to a financial institution, periodically or on demand, for a price equal to face value. Income on the underlying municipal bonds is “passed through” the trust or partnership to the Fund and other institutions that have an ownership interest. Depending on the particular security, the Fund may receive pass-through income at a fixed interest rate or a floating municipal money market interest rate.

The Fund may invest in securities with remaining maturities of up to 397 days (13 months). The Fund’s dollar-weighted average portfolio maturity will not exceed 90 days.

Other Strategies. In addition to the main strategies discussed above, the Fund may use certain other investment strategies.

The Fund may invest up to 20% of its assets in certain municipal securities, known as “private activity bonds,” which may be subject to the Federal alternative minimum tax. Fund management will seek to keep the Fund fully invested to maximize the yield on the Fund’s portfolio. However, because the Fund does not intend to realize taxable investment income, it will not invest in taxable short term money market securities. Therefore, there may be times when the Fund has uninvested cash, which will reduce its yield.

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The Fund also may buy or sell short term tax-exempt securities on a when-issued or delayed delivery basis. In these transactions, the Fund buys or sells the securities at an established price with payment and delivery taking place in the future. The value of the security on the delivery date may be more or less than its purchase or sale price.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Premier Institutional Fund, Institutional Fund, Select Institutional Fund, Government Fund, Treasury Fund and Institutional Tax-Exempt Fund. As with any fund, there can be no guarantee that a Fund will meet its objectives or that a Fund’s performance will be positive for any period of time.

Set forth below are the main risks of investing in the Funds.

Income Risk — Each Fund’s yield will vary as the short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Credit Risk — The Premier Institutional Fund, the Institutional Fund, the Select Institutional Fund and the Institutional Tax-Exempt Fund are subject to credit risk, which is the risk that the issuer of a security owned by the Fund will be unable to pay the interest or principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Funds.

Selection Risk — Selection risk is the risk that the securities that Fund management selects will underperform securities selected by other funds with similar investment objectives and investment strategies.

Interest Rate Risk — the risk that prices of money market securities generally increase when interest rates go down and decrease when interest rates go up. If interest rates rise sharply in a manner not anticipated by Fund management, a Fund could lose money.

Foreign Securities Risk — The Premier Institutional Fund, the Institutional Fund and the Select Institutional Fund may invest in U.S. dollar denominated money market instruments and other U.S. dollar denominated short term debt obligations issued by foreign banks and similar institutions. Although a Fund will invest in these securities only if Fund management determines they are of comparable quality to the Fund’s U.S. investments, investing in securities of foreign issuers involves some additional risks that can increase the chances that the Fund will lose money. These risks include the possibly higher costs of foreign investing, the possibility of adverse political, economic or other developments, and the often smaller size of foreign markets, which may make it difficult for a Fund to buy and sell securities in those markets. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

Repurchase Agreements Risk (applicable to all the Funds, except Institutional Tax-Exempt Fund) — If the party with whom a Fund has entered into a repurchase agreement fails to meet its obligation under the agreement, the Fund may suffer delays and incur costs or even lose money in exercising its rights under the agreement. Treasury Fund may invest in repurchase agreements, but only as a secondary investment strategy.

Each Fund may also be subject to certain other risks associated with its investments and investment strategies, including:

Borrowing Risk — Each Fund may borrow only to meet redemptions. Borrowing may exaggerate changes in the net asset value of Fund shares and in the yield on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The cost of borrowing money may reduce the Fund’s return.

Securities Lending Risk — Each Fund (except Institutional Tax-Exempt Fund) may lend securities with a value up to 33 1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S. Government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences to the Fund.

23

When-Issued and Delayed-Delivery Securities and Forward Commitments Risk — Each Fund may purchase or sell securities that it is entitled to receive on a when issued basis. Each Fund may also purchase or sell securities on a delayed delivery basis or through a forward commitment. When issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, a Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Illiquid Securities Risk — Each Fund may invest up to 10% of its total assets in illiquid securities that it cannot sell within seven days at approximately current value. If a Fund buys illiquid securities it may be unable to quickly sell them or may be able to sell them only at a price below current value.

Reverse Repurchase Agreement Risk — Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party to the agreement may fail to return the securities in a timely manner or at all. A Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences to a Fund.

Variable Rate Demand Notes and Municipal Derivatives Credit Risk (Applicable only to Institutional Tax-Exempt Fund) — When the Fund invests in variable rate demand notes or short term municipal derivatives, it assumes credit risk with respect to the financial institution providing the Fund with the right to demand payment or sell the security. While the Fund invests only in short term municipal securities of high quality issuers, or that are backed by high quality financial institutions, those issuers or financial institutions may still default on their obligations.

Insurance Risk (Applicable only to Institutional Tax-Exempt Fund) — The Fund may purchase municipal securities that are secured by insurance. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. The insurance feature of a municipal security is intended to support the full payment of principal and interest through the life of an insured obligation, but such support is dependent upon the solvency or claims paying ability of the insurer.

Short Term Municipal Derivatives Risk (Applicable only to Institutional Tax-Exempt Fund) — Short term municipal derivatives present certain unresolved tax, legal, regulatory and accounting issues not presented by investments in other short term municipal securities. These issues might be resolved in a manner adverse to the Fund. For example, the Internal Revenue Service (the “IRS”) has never ruled on the subject of whether pass-through income paid to the Fund is tax-exempt. The Fund receives an opinion of bond counsel that pass-through income is tax-exempt, but that does not mean that the IRS will never rule that pass-through income is taxable.

Municipal Lease Obligations Risk (Applicable only to Institutional Tax-Exempt Fund) — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation, it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.

24

Taxability Risk (Applicable only to Institutional Tax-Exempt Fund) — Institutional Tax-Exempt Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for Federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to Institutional Tax-Exempt Fund’s acquisition of the securities. In that event, the IRS may demand that Institutional Tax-Exempt Fund pay Federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased Federal income tax liabilities. If the interest paid on any tax-exempt or municipal security held by Institutional Tax-Exempt Fund is subsequently determined to be taxable, the Fund will dispose of that security as soon as reasonably practicable.

Statement of Additional Information

If you would like further information about the Merrill Lynch Funds For Institutions Series, including how each Fund invests, please see the Statement of Additional Information.

For a discussion of each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the Statement of Additional Information.

25

Your Account
How to Buy, Sell and Transfer Shares

The chart on the following pages summarizes how to buy, sell and transfer shares of each Fund. You may also buy, sell or transfer shares through the Transfer Agent. To learn more about buying, selling or transferring shares through the Transfer Agent, call (800) 225-5150. Because the selection of a mutual fund involves many considerations, your financial adviser or other financial intermediary may help you with this decision.

26

If You Want to	Your Choices	Information Important for You to Know

Buy Shares	First, determine the amount of your investment and then open your Account	Accounts can be opened with a minimum initial $100,000 investment, with the exception of Premier Institutional and Select Institutional Funds, which have a $10,000,000 minimum investment.

To open an Account, an Account Application must be fully executed and, supporting documentation must be provided. To obtain an Account Application, contact FFI by calling (617) 342-1600 or toll-free (800) 225-1576. All new Accounts must be approved prior to making initial investments. Completed Account Applications must be mailed to FFI, One Financial Center, 23rd Floor, Boston, MA 02111.

Next, purchase shares on a Business Day	Each Fund will effect orders to purchase shares on every day that the New York Stock Exchange (the “Exchange”) or the Federal Reserve is open for business (except for Good Friday, Columbus Day and Veterans Day), and the bond markets are open for trading (a “Business Day”). On any day that the Exchange closes early and/or that the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the securities markets close early, the times for which orders become effective may be advanced (see “Net Asset Value”). Each Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholder and suspend and resume the sale of shares of the Fund at any time for any reason.

Then, either purchase by Federal Funds Wire

The Fund strongly recommends the use of Federal Funds to purchase shares because, while other forms of payment described below will also be accepted, purchase orders do not become effective until Federal Funds are made available. To purchase shares of a Fund by wiring Federal Funds, you must first telephone FFI (617) 342-1600 or toll-free (800) 225-1576 to provide the dollar amount being invested and the name of the wiring bank. You should then instruct your bank to wire transfer Federal Funds to State Street Bank and Trust Company-Boston, ABA Number 0110-0002-8, Attention: Merrill Group, Credit (Name of Fund), DDA Number 99037582 and your Fund account name and Fund account number.

The price of your shares is based on next calculation of net asset value after your order becomes effective, as described below. Your purchase order does not become effective until Federal Funds are received by State Street Bank and Trust Company (“State Street Bank” or the “Bank”) or other forms of payment are converted by the Bank into Federal Funds. Federal Funds are monies credited to a bank’s account with a Federal Reserve Bank.

Institutional Tax-Exempt Fund — If your order is received by the Fund by 12:00 Noon (Boston time) and Federal Funds are received by State Street Bank prior to the close of the Federal Funds wire on that same day, the order will be effected that day as of 12:00 Noon (Boston time) and dividends will be earned that day. If your order is received after 12:00 Noon (Boston time) but before 4:00 p.m., it will become effective on that day, but dividends will not be earned until the next Business Day. If your order is received after 4:00 p.m. (Boston time), it will not become effective, and dividends will not be earned, until the next Business Day.

Treasury Fund — If your order is received by the Fund by 2:00 p.m. (Boston time) and Federal Funds are received by State Street Bank prior to the close of the Federal Funds wire on that same day, the order will be effected that day as of 2:00 p.m. (Boston time) and dividends will be earned that day. If your order is received after 2:00 p.m. (Boston time) but before the close of the Exchange at 4:00 p.m., it will become effective on that day, but dividends will not be earned until the next Business Day. If your order is received after 4:00 p.m. (Boston time), it will not become effective, and dividends will not be earned, until the next Business Day.

Premier Institutional, Institutional, Select Institutional and Government Funds — If your order is received by the applicable Fund by 5:00 p.m. (Boston time) and Federal Funds are received by State Street Bank prior to the close of the Federal Funds wire on the same day, the order will be effected as of 5:00 p.m. (Boston time) and dividends will be earned that day. If your order is received after 5:00 p.m. (Boston time) it will not become effective, and dividends will not be earned, until the next Business Day.

27

If You Want to	Your Choices	Information Important for You to Know

Buy Shares (continued)	Or by check or Federal Reserve Draft	To purchase shares of a Fund by check or Federal Reserve Draft, you must submit a purchase order directly by mail to State Street Bank and Trust Company, P.O. Box 8118, Boston, Massachusetts 02266- 8118, together with payment for the purchase price of the shares and, in the case of a new account, a completed Account Application. (To obtain an Account Application, call (800) 225-1576, or e-mail a request to mlffi@blackrock.com). Such orders will become effective on the day the remittance is converted into Federal Funds, and shares will be purchased at the net asset value next determined after such conversion. Checks and Federal Reserve Drafts should be made payable to the order of the name of the Fund. Money transmitted by check normally will be converted into Federal Funds within 2 Business Days following receipt. Certified checks are not necessary, but checks are accepted subject to collection at full face value in United States funds and must be drawn on a United States bank. In the event that the purchase price for shares of a Fund is paid by Federal Funds in the form of a Federal Reserve Draft, Federal Funds will be available to the Fund on the next Business Day and the investor’s order will be effected on such day. During the period of time prior to the conversion into Federal Funds, an investor’s money will not be invested and, therefore, will not be earning dividends.

You may also purchase shares through FACTS	If you are a business organization (such as a corporation, partnership or business trust), you may purchase shares of the Funds through the Financial Assets Control Tracking System or FACTS. FACTS is a program designed to help businesses manage their cash flow and earn money market returns through investment in the Funds. FACTS utilizes the Automated Clearing House system (“ACH”) to transfer funds electronically between the corporate investor’s local bank and the Funds.

You can arrange the purchase of shares of the Funds through FACTS by completing a FACTS Account Application, which you can obtain by calling (617) 342-1600 or toll-free (800) 225-1576, and returning it to FFI in Boston. After your application is received, an announcement card will be sent to you with an account number and advising you that, after 15 days from the printed date on the card, you may begin using ACH for purchasing Fund shares.

After this waiting period, an authorized representative of your organization may call the Funds’ FACTS toll-free number (800) 343-3446 by 4:00 p.m. (Boston time), identify your organization by name and account number, and tell the FACTS operator how much cash the organization wishes to invest in the applicable Fund from its local corporate checking account. On the morning of the following Business Day, funds will automatically be transferred to a Fund via ACH. Dividends will be paid by the Fund on the day funds are transferred.

Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is generally $1,000 for all accounts except that if your account balance in the Premier Institutional Fund or the Select Institutional Fund has fallen below $10,000,000, subsequent purchases of shares of the Premier Institutional Fund or the Select Institutional Fund by you will only be accepted if, after such purchase, your balance will be at least $10,000,000.

	Acquire additional shares through the automatic dividend reinvestment plan	All dividends are automatically reinvested without a sales charge, unless you elect to receive cash.

Sell Your Shares	General	Upon receipt by State Street Bank of a proper redemption request (indicating the name of the Fund, account number and the dollar amount of shares to be redeemed), each Fund will redeem its shares on every Business Day at the net asset value per share determined that day. Net asset value per share is determined daily for the Institutional Tax-Exempt and Treasury Funds, as of 4:00 p.m. (Boston time). Net asset value is determined daily for the Premier Institutional, Institutional, Select Institutional and Government Funds as of 5:00 p.m. (Boston time). If the Exchange closes trading prior to the times established above, or the SIFMA recommends that the securities markets close early, determination of net asset value may be advanced. See “Net Asset Value.”

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If You Want to	Your Choices	Information Important for You to Know

Sell Your Shares (continued)	General (continued)	A Fund may reject an order to sell shares under certain circumstances. Under the Investment Company Act, a Fund may suspend the right of redemption, (1) for any period (a) during which the Exchange is closed other than customary weekend and holiday closings, or (b) during which trading on the Exchange is restricted, (2) for any period during which an emergency exists as a result of (a) disposal by the Fund of securities owned by it is not reasonably practicable, or (b) it is not reasonably practicable for such Fund fairly to determine the value of its net assets, or (3) for such other periods as the Securities and Exchange Commission (the “Commission”) may by order permit for the protection of security holders of the Fund. The Commission shall by rules and regulations determine the conditions under which (i) trading shall be deemed to be restricted, and (ii) an emergency shall be deemed to exist.

Redemption Procedures

Shareholders meeting the requirements stated below may initiate redemptions by submitting their redemption requests by telephone to FFI (617) 342-1600 or toll free (800) 225-1576 or mail to State Street Bank and Trust Company, P.O. Box 8118, Boston, Massachusetts 02266-8118 (without signature guarantee) and have the proceeds sent by a Federal Funds wire to a previously designated bank or trust company account. Please note that all Federal Funds wiring instructions may only be established for bank accounts that are in the same name as your Fund account. The minimum amount to be wired is $1,000. A redemption request received prior to 12:00 Noon (Boston time) for the Institutional Tax-Exempt Fund or prior to 2:00 p.m. (Boston time) for the Treasury Fund, will not earn a dividend on the day the request is received and payment will be made in Federal Funds wired on the same Business Day. Shareholders of the Premier Institutional, Institutional, Select Institutional and Government Funds will not earn a dividend on the day the redemption request is received prior to 5:00 p.m. (Boston time). If an expedited redemption request for which the redemption proceeds will be wired is received after 12:00 Noon (Boston time) for the Institutional Tax-Exempt Fund, or after 2:00 p.m. (Boston time) for the Treasury Fund, and prior to 4:00 p.m. (Boston time), or if an expedited redemption request is received prior to the close of trading on a day the Exchange closes early, on a day on which State Street Bank are open for business, the redemption proceeds will be wired on the next Business Day following the redemption request. A redemption request received on a Business Day after 12:00 Noon (Boston time) for the Institutional Tax- Exempt Fund or after 2:00 p.m. (Boston time) for the Treasury Fund, will earn a dividend on the day the request is received. If a redemption request is received after the close of trading on the Exchange (including after the close of trading on a day the Exchange closes early) or on a day on which State Street Bank is closed, the redemption proceeds will be wired on the next Business Day following receipt of the redemption request. Therefore, a redeeming shareholder will receive a dividend on the day the request is received, but not on the day that shares are redeemed out of such shareholder’s account.

To utilize the redemption procedure, all shares must be held in non- certificate form in the shareholder’s account, and an Account Application with the payment authorization section properly completed must be on file with State Street Bank before a redemption request is submitted. (To obtain an Account Application, call (800) 225-1576.) This form requires a shareholder to designate the bank account to which its redemption proceeds should be sent. Any change in the bank or trust company account designated to receive the proceeds must be submitted in proper form on a new Account Application with STAMP2000 Medallion Imprint signature guaranteed. In making a telephone redemption request, a shareholder must provide the shareholder’s name and account number, the dollar amount of the redemption requested, and the name of the bank to which the redemption proceeds should be sent. If the information provided by the shareholder does not correspond to the information on the Account Application, the transaction will not be approved.

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If You Want to	Your Choices	Information Important for You to Know

Sell Your Shares (continued)	Redemption Procedures (continued)	With regard to redemption orders received prior to 5:00 p.m. (Boston time) for each of the Premier Institutional, Institutional and Government Fund, proceeds from such redemptions will be wired out that same day. It is important to note that redemption orders placed later in the day—especially between 3:30 p.m. (Boston time) and 5:00 p.m. (Boston time)—will be processed by the Fund and a wire will be initiated by State Street Bank but payment may be delayed if the Federal Reserve Bank of Boston is experiencing delays in transfers of funds. After a redemption order has been processed by the Fund and a redemption wire has been initiated by State Street Bank, neither entity will assume any responsibility for the performance of the shareholder’s receiving bank, or any of its intermediaries.

You may also submit your redemption request in writing to State Street Bank and Trust Company, P.O. Box 8118, Boston, Massachusetts 02266-8118. A Fund will make payment for shares redeemed pursuant to the ordinary redemption procedure by check sent to you at the address on your Account Application. Such checks will normally be sent out within one Business Day, but in no event more than seven days after receipt of the redemption request in proper form.

Checking Account Redemption Plan	State Street Bank will establish a checking account for any shareholder of the Institutional Fund, the Government Fund, the Treasury Fund or the Institutional Tax-Exempt Fund at the shareholder’s request. Checks drawn on this account can be made payable to the order of any person in any amount not less than $500. The payee of the check may cash or deposit it like any other check drawn on a bank. Shareholders wishing to consider this method of redemption should call (800) 225-1576 to obtain an Authorization for Redemption by Check Form and Signature Card. The Funds reserve the right, after giving proper notification, to either limit or revoke checking account redemption rights for shareholders on an individualized basis under certain circumstances.

Exchange Your Shares	Select the Fund into which you want to exchange. Be sure to read that Fund’s prospectus	You can exchange your shares of a Fund for shares of any of the other Funds in the Trust, subject to each Fund’s minimum investment requirements. You must have held the shares used in the exchange for at least 15 calendar days, if those shares were purchased by check, before you can exchange to another Fund, and you must exchange shares with a current value of at least $1,000. Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.

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Additional Information Regarding the Purchase of Shares

To minimize recordkeeping by banks and other institutions purchasing shares on behalf of separate accounts, arrangements can be made through FAM Distributors, Inc. (“FAMD”) and BlackRock Distributors, Inc. (“BDI” and together with FAMD, the “Distributors”), to have State Street Bank provide sub-accounting services. All underlying subaccounts are subject to each Fund’s minimum balance requirements.

The issuance of shares of a Fund is recorded on the books of the Fund, and, to avoid additional operating costs and for investor convenience, stock certificates will not be issued unless expressly requested in writing by a shareholder. Certificates will not be issued for fractional shares. State Street Bank, the transfer agent, will send to the shareholder of record a monthly statement.

If you redeem all of your shares in a Fund, your dividends accrued for the month to date will be simultaneously remitted. Redemption requests received from you with respect to the Premier Institutional, Institutional, Select Institutional and Government Funds will be effected on the day received, but you will not receive a dividend that day. Where the shares to be redeemed had been purchased by check, the redemption proceeds will be transmitted to you promptly upon bank clearance of your purchase check, which may take up to 15 calendar days.

Due to the relatively high cost of maintaining small investment accounts, each of the Institutional Fund, Government Fund, Treasury Fund and Institutional Tax-Exempt Fund reserves the right to redeem your shares if at any time the total investment in your account does not have a value of at least $5,000. You will be notified that the value of your account is less than $5,000 and will be allowed 60 days to make an additional investment into your account before the redemption is processed. If (a) your average account balance in the Premier Institutional Fund or the Select Institutional Fund falls below $10,000,000 for any 30-day period and (b) you do not, within 30 days after receiving notice from the Premier Institutional Fund or the Select Institutional Fund of such deficiency, purchase additional shares of the Fund to restore a $10,000,000 account balance, the Premier Institutional Fund or the Select Institutional Fund is authorized to exchange your shares for shares of the Institutional Fund unless you elect to have shares redeemed with the proceeds of the redemption paid directly to you. In either case, you will be notified of the exchange or redemption.

Certain financial intermediaries that make Fund shares available to their customers may charge fees in addition to those described in this Prospectus for providing certain services, including: shareholder servicing activities; and/or sub-transfer agency or administrative, networking and recordkeeping services provided to individual shareholders or beneficial owners where a financial intermediary maintains omnibus accounts with the Fund’s transfer agent. The Investment Adviser or its affiliates may pay all or a portion of those fees out of their own resources. The amount of fees paid to a financial intermediary in any given year will vary and the aggregate amount of these payments may be substantial. These payments may be based on one or more factors, including a fixed amount, a fixed percentage rate, the financial intermediary’s sales of Fund shares, assets in Fund shares held by the intermediary’s customers, or other factors.

In addition, consistent with applicable regulations, the Investment Adviser or its affiliates may compensate affiliated and unaffiliated financial intermediaries for the sale and distribution of shares of a Fund. These payments would be in addition to any Fund payments described in this Prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the financial intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the financial intermediary. The aggregate amount of these payments by BlackRock and its affiliates may be substantial. Payments by BlackRock and its affiliates may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a financial intermediary, its employees or associated persons to recommend or sell shares of a Fund. Please contact your financial intermediary for details about payments it may receive from a Fund or from BlackRock or its affiliates. For more information, see the Statement of Additional Information.

Short Term Trading

Market timing is an investment technique involving frequent short term trading of mutual fund shares designed to exploit market movements or inefficiencies in the way a mutual fund prices its shares. The Board of Trustees has evaluated the risks of market timing activities by each Fund’s shareholders and has determined that due to (i) each Fund’s policy of seeking to maintain the Fund’s net asset value at $1.00 each day, (ii) the nature of each Fund’s portfolio holdings, and (iii) the nature of each Fund’s shareholders, it is unlikely that (a) market timing would be attempted by a Fund’s shareholders or (b) any attempts to market time a Fund by shareholders would result in negative impact to the Fund or its shareholders. As result, the Board of Trustees has not adopted policies and procedures to deter short term trading in the Funds.

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Anti-Money Laundering Requirements

Each Fund is subject to the USA Patriot Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial advisers; it will be used only for compliance with the requirements of the Patriot Act. Each Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is each Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

How Shares Are Priced

IMPORTANT DEFINITIONS
Net Asset Value — the market value of the Fund’s total assets after deducting liabilities, divided by the number of shares outstanding.

When you buy shares, you pay the net asset value (normally $1.00 per share) without a sales charge. The amortized cost method is used in calculating each Fund’s net asset value, meaning that the calculation is based on a valuation of the assets held by the Fund at cost, with adjustment for any discount or premium on a security at the time of purchase. The net asset value is the offering price. Shares are also redeemed at their net asset value. The net asset value per share for purposes of pricing orders for both the purchase and the redemption of Fund shares is determined daily on every Business Day. On any day the Exchange closes early, and/or the SIFMA recommends an early close, the time for determination of net asset value of the Fund will be 15 minutes following the time that each Fund determines, in its discretion, to cease accepting orders for purchases and redemptions of shares. On any Business Day that the Exchange does not close early and the SIFMA does not recommend that the securities markets close early, net asset value is determined as of 5:00 p.m. (Boston time) for the Premier Institutional, Institutional, Select Institutional and Government Funds, and as of 4:00 p.m. (Boston time) for the Institutional Tax-Exempt Fund and the Treasury Fund. SIFMA recommends early close on the day before New Years Day, on Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans Day, the days before and after Thanksgiving and the day prior to Christmas Day.

If your check is received on the Business Day prior to a holiday (including Good Friday, Columbus Day or Veterans Day), or, in the case of the Institutional Tax-Exempt or Treasury Funds, if your order is received after the close of trading (including early closing of trading) on the Exchange on the Business Day prior to a holiday (including Good Friday, Columbus Day or Veterans Day), the proceeds of the check or order will be invested in shares of the applicable Fund as of the first time that shares in that Fund may be purchased on the next day on which the Fund is open for business. In addition, if your order for the Institutional Tax-Exempt Fund or Treasury Fund is received after 12:00 noon (Boston time) or 2:00 p.m. (Boston time), respectively, but prior to the close (including early closing of trading) of the Exchange on the Business Day prior to a holiday (including Good Friday, Columbus Day or Veterans Day), the proceeds of any wire received on the same day will be invested in shares of the applicable Fund as of the close of trading on the Exchange on that day, but you will not begin earning dividends on the investment until the next day on which the Fund is open for business. Also, you will not be able to have redemption proceeds wired to your bank on a holiday (including Good Friday, Columbus Day or Veterans Day).

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Dividends and Taxes

IMPORTANT DEFINITIONS
Dividends — ordinary income and capital gains paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

Each Fund will declare a dividend daily from its net investment income, if any. Dividends accrue daily and are distributed monthly in the form of reinvestment in additional shares at net asset value or, at the shareholder’s option, paid in cash. Net realized capital gains, if any, will be distributed at least annually in the form of reinvestment in additional shares at net asset value or, at the shareholder’s option, paid in cash. Dividends are determined immediately prior to the determination of net asset value as of 4:00 p.m. (Boston time) at the close of trading on the Exchange for the Institutional Tax-Exempt and Treasury Funds, and as of 5:00 p.m. (Boston time) for the Premier Institutional Fund, the Institutional Fund, the Select Institutional Fund and the Government Fund. Immediately after such determination, each Fund will declare a dividend payable to shareholders of record either: (a) at 12:00 Noon (Boston time) for the Institutional Tax-Exempt Fund, 2:00 p.m. (Boston time) for the Treasury Fund and 5:00 p.m. (Boston time) for the Premier Institutional Fund, the Institutional Fund, the Select Institutional Fund and the Government Fund on days that are Business Days, and on which the Exchange does not close early (except for Good Friday, Columbus Day and Veterans Day), or if the Exchange closes early and/or the SIFMA recommends that the securities market close early, at such early closing time or (b) at the previous close of trading on the Exchange on any Business Day (and on Good Friday, Columbus Day and Veterans Day). Each Fund other than the Institutional Tax-Exempt Fund intends to pay dividends, most of which will be taxed as ordinary income, although each Fund may pay capital gains dividends as well. The Institutional Tax-Exempt Fund intends to pay dividends most of which will be excludable from your gross income for Federal income tax purposes, but may pay taxable capital gains dividends as well. Capital gains paid by the Funds may be taxable to shareholders at different rates depending on how long the Fund held the assets sold.

You may receive your dividends in cash monthly. Such cash dividends will be paid to you by check or Federal Fund wire within seven days after the end of each month. You may elect to receive dividends in cash at the time of purchase of Fund shares or at any time subsequent thereto by giving written notice to State Street Bank. To be effective with respect to a particular monthly dividend, your written notice must be received by State Street Bank at least seven days prior to the end of the month.

If you redeem shares of a Fund or exchange them for shares of another Fund, any gain on the transaction may be subject to tax. Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders. However, to the extent a Fund’s distributions are derived from income on short term debt securities and short term capital gains, that Fund’s distributions will not be eligible for taxation at the reduced rate.

Generally, within 60 days after the end of each Fund’s taxable year, each Fund will tell you the amount of exempt interest dividends and capital gain dividends you received that year. Capital gain dividends are taxable as long term capital gains to you regardless of how long you have held your shares. The tax treatment of dividends from a Fund is the same whether you choose to receive dividends in cash or to have them reinvested in shares of the Fund.

If you are neither a tax resident nor a citizen of the United States, or if you are a foreign entity, each Fund’s ordinary income dividends (which include distributions of the excess of net short term capital gains over net long term capital losses) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

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By law, taxable dividends of a non-corporate shareholder will be subject to a withholding tax if such shareholder has not provided a taxpayer identification number or social security number or the number such shareholder has provided is incorrect.

The Institutional Tax-Exempt Fund will only purchase a tax-exempt or municipal security if it is accompanied by an opinion of counsel to the issuer, which is delivered on the date of issuance of the security, that the interest paid on such security is excludable from gross income for Federal income tax purposes. To the extent that the dividends distributed by the Institutional Tax-Exempt Fund are from bond interest income that is excludable from gross income for Federal income tax purposes, they are exempt from Federal income tax. Distributions derived from taxable interest income or capital gains on portfolio securities, if any, will be subject to Federal income taxes and will generally be subject to state and local income taxes. The Institutional Tax-Exempt Fund may invest in private activity bonds, the interest from which is an item of tax preference for purposes of the Federal alternative minimum tax. Depending on the other income tax attributes of a shareholder, to the extent exempt-interest dividends from the Institutional Tax-Exempt Fund consist of interest from private activity bonds, the dividends may result in an increase in the shareholder’s tax liability.

There is a possibility that events occurring after the date of issuance of a security, or after the Institutional Tax-Exempt Fund’s acquisition of a security, may result in a determination that the interest on that security is, in fact, includable in gross income for Federal income tax purposes retroactively to its date of issue. Such a determination may cause a portion of prior distributions received by Institutional Tax-Exempt Fund shareholders to be taxable to those shareholders in the year of receipt.

This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in each Fund under all applicable tax laws.

Delivery of Shareholder Documents

Each Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at 1-800-225-1576.

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Management of the Funds

BlackRock Advisors, LLC

BlackRock Advisors, LLC is the Investment Adviser for the Government Fund and the Treasury Fund and, in the case of Premier Institutional Fund, Institutional Fund, Select Institutional Fund and Institutional Tax-Exempt Fund, for each corresponding Portfolio. The Investment Adviser manages each Fund’s or Portfolio’s, as the case may be, investments and business operations subject to the oversight of FFI’s or the Master LLC’s, as the case may be, Board of Trustees or Directors. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. The Investment Adviser is an indirect wholly owned subsidiary of BlackRock, Inc.

The Investment Adviser has the responsibility for making all investment decisions for each Fund or each Portfolio, as the case may be. The Investment Adviser has a sub-advisory agreement with the Sub-Adviser, an affiliate of the Investment Adviser, under which the Investment Adviser pays the Sub-Adviser for services it provides a monthly fee at an annual rate equal to a percentage of the management fee paid to the Investment Adviser by each Fund or Portfolio under the investment advisory agreement between the Investment Adviser and FFI or the Master LLC. The Sub-Adviser is responsible for the day-to-day management of the Funds.

For the fiscal year ended April 30, 2008, the Investment Adviser received a fee, based on each Fund’s average daily net assets, at the following annual rates: .05% for Premier Institutional Fund, .05% for Institutional Fund, .05% for Select Institutional Fund, .20% for Government Fund, .20% for Treasury Fund and .05% for Institutional Tax-Exempt Fund. For Premier Institutional Fund, Institutional Fund, Select Institutional Fund and Institutional Tax-Exempt Fund the investment advisory fee is paid by the Fund’s corresponding Portfolio.

The Investment Adviser also acted as administrator (the “Administrator”) for Premier Institutional Fund, Institutional Fund, Select Institutional Fund and Institutional Tax-Exempt Fund. For its services as Administrator, the Administrator receives a fee, based on each Fund’s average daily net assets, at the following annual rates: .10% for Premier Institutional Fund, .15% for Institutional Fund, .13% for Select Institutional Fund and .15% for Institutional Tax-Exempt Fund. The Investment Adviser had agreed to voluntarily waive a portion of both the administration and investment advisory fees for Premier Institutional Fund. The Investment Adviser may discontinue its waiver of the fees in whole or in part at any time without notice. Under the Select Institutional Fund’s administration agreement, in exchange for the administration fee, the Administrator has agreed to pay all of the Fund’s other expenses, other than the Fund’s pro rata portion of the Institutional Portfolio’s investment advisory fee payable indirectly by the Fund as an interestholder of the Institutional Portfolio.

A discussion of the basis for the Board of Trustees’/Directors’ approval of each Fund’s/Portfolio’s investment advisory agreement and sub-advisory agreement is included in the Fund’s semi-annual shareholder report for the fiscal period ended October 31, 2006.

The Investment Adviser is a registered investment adviser that was organized in 1994 to perform advisory services for investment companies. The Sub-Adviser is a registered investment adviser organized in 1977. The Investment Adviser and its affiliates had approximately $1.428 trillion in investment company and other portfolio assets under management as of June 30, 2008.

From time to time, a manager, analyst, or other employee of the Investment Adviser or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Investment Adviser or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and the Investment Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

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Conflicts of Interest

The investment activities of BlackRock and its affiliates (including, for these purposes, Merrill Lynch & Co., Inc., BlackRock, Inc., The PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage a Fund and its shareholders. BlackRock and its Affiliates provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of a Fund. BlackRock and its Affiliates are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of a Fund. One or more Affiliates act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and/or principal, and have other direct and indirect interests, in the securities and other instruments in which a Fund directly and indirectly invests. Thus, it is likely that a Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate performs or seeks to perform investment banking or other services. One or more Affiliates may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of a Fund and/or that engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by a Fund and may result in an Affiliate having positions that are adverse to those of the Fund. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with a Fund. As a result, an Affiliate may compete with a Fund for appropriate investment opportunities. The results of a Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, a Fund may, from time to time, enter into transactions in which an Affiliate or its other clients have an adverse interest. Furthermore, transactions undertaken by an Affiliate or an Affiliate advised client may adversely impact a Fund. Transactions by one or more Affiliate-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund. A Fund’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships or in which an Affiliate has significant debt or equity investments. A Fund also may invest in securities of companies for which an Affiliate provides or may some day provide research coverage. An Affiliate may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend a Fund or who engage in transactions with or for the Fund and may receive compensation for such services. A Fund may also make brokerage and other payments to an Affiliate in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Board of Trustees with respect to Institutional Fund, Select Institutional Fund, Premier Institutional Fund, Government Fund and Treasury Fund, those Funds have retained an Affiliate of BlackRock to serve as the securities lending agent for the Funds to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from a Fund, including a fee based on the returns earned on that Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which a Fund may lend its portfolio securities under the securities lending program.

The activities of BlackRock and its Affiliates may give rise to other conflicts of interest that could disadvantage a Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the Statement of Additional Information for further information.

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Master/Feeder Structure (Applicable only to Premier Institutional Fund, Institutional Fund, Select Institutional
Fund and Institutional Tax-Exempt Fund)

Each of these Funds is a “feeder” fund that invests all of its assets in the corresponding master portfolio. A Fund’s investment results will correspond directly to the investment results of its corresponding Portfolio. Investors in each of these Funds will acquire an indirect interest in the corresponding Portfolio.

Each Portfolio may accept investments from other feeder funds, and all the feeders of a Portfolio bear the Portfolio’s expenses in proportion to their assets. This structure may enable a Fund to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from a Portfolio from different feeders may offset each other and produce a lower net cash flow.

However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to a Portfolio on more attractive terms, or could experience better performance, than another feeder. Information about feeders is available by calling (800) 225-1576.

Whenever a Portfolio holds a vote of its feeder funds, the corresponding Fund will pass the vote through to its own shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than a Fund over the operations of the corresponding Portfolio. In addition, large purchases or redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the same Portfolio.

Each of these Funds may withdraw from the corresponding Portfolio at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund’s assets directly.

37

Financial Highlights

The Financial Highlights tables are intended to help you understand each Fund’s financial performance for the last five years. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the respective Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, are included in the Funds’ Annual Report, which is available upon request.

	Merrill Lynch Premier Institutional Fund
	Year Ended April 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.047	0.051	0.037	0.018	0.011
Dividends and distributions from:
Net investment income	(0.047)	(0.051)	(0.037)	(0.018)	(0.011)
Net realized gain	—	—	— (a)	—	— (a)
Total dividends and distributions	(0.047)	(0.051)	(0.037)	(0.018)	(0.011)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return	4.83%	5.24%	3.79%	1.78%	1.06%
Ratios to Average Net Assets
Total expenses before waiver	0.16%	0.16%	0.16%	0.17%	0.16%
Total expenses after waiver	0.16%	0.11%	0.12%	0.17%	0.16%
Net investment income before waiver	4.63%	5.09%	3.70%	1.68%	1.04%
Net investment income after waiver	4.63%	5.13%	3.74%	1.68%	1.04%
Supplemental Data
Net assets, end of year (000)	$32,406,176	$19,908,646	$16,821,041	$18,752,104	$45,708,710

(a)	Amount represents less than $(0.01) per share.

	Merrill Lynch Institutional Fund
	Year Ended April 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.047	0.051	0.037	0.017	0.010
Dividends and distributions from:
Net investment income	(0.047)	(0.051)	(0.037)	(0.017)	(0.010)
Net realized gain	—	—	— (a)	—	— (a)
Total dividends and distributions	(0.047)	(0.051)	(0.037)	(0.017)	(0.010)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return	4.77%	5.17%	3.74%	1.72%	0.97%
Ratios to Average Net Assets
Total expenses	0.22%	0.22%	0.23%	0.23%	0.23%
Net investment income	4.59%	5.07%	3.75%	1.69%	0.96%
Supplemental Data
Net assets, end of year (000)	$27,287,307	$20,368,666	$12,597,362	$9,392,799	$10,601,029

(a)   Amount represents less than $(0.01) per share.

38

Financial Highlights (continued)

	Merrill Lynch Select Institutional Fund
	Period February 4, 2008(a)
	to April 30, 2008
Per Share Operating Performance
Net asset value, beginning of period	$1.00
Net investment income	0.008
Dividends from net investment income	(0.008)
Net asset value, end of period	$1.00
Total Investment Return	0.82	%(b)
Ratios to Average Net Assets
Total expenses	0.18	%(c)
Net investment income	3.34	%(c)
Supplemental Data
Net assets, end of period (000)	$2,319,487

(a)	Commencement of operations.

(b)	Aggregate total investment return.

(c)	Annualized.

	Merrill Lynch Government Fund
	Year Ended April 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.043	0.049	0.036	0.017	0.009
Dividends and distributions from:
Net investment income	(0.043)	(0.049)	(0.036)	(0.017)	(0.009)
Net realized gain	—	—	— (a)	—	— (a)
Total dividends and distributions	(0.043)	(0.049)	(0.036)	(0.017)	(0.009)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return	4.44%	5.06%	3.67%	1.67%	0.94%
Ratios to Average Net Assets
Total expenses before waiver	0.32%	0.34%	0.34%	0.33%	0.34%
Total expenses after waiver	0.21%	0.22%	0.22%	0.22%	0.23%
Net investment income before waiver	3.95%	4.85%	3.44%	1.47%	0.82%
Net investment income after waiver	4.06%	4.97%	3.56%	1.58%	0.93%
Supplemental Data
Net assets, end of year (000)	$9,072,522	$2,815,784	$2,213,199	$3,370,912	$5,559,034

(a)	Amount represents less than $(0.01) per share.

39

Financial Highlights (concluded)

	Merrill Lynch Treasury Fund
	Year Ended April 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.035	0.048	0.034	0.015	0.008
Dividends and distributions from:
Net investment income	(0.035)	(0.048)	(0.034)	(0.015)	(0.008)
Net realized gain	—	— (a)	— (a)	—	—
Total dividends and distributions	(0.035)	(0.048)	(0.034)	(0.015)	(0.008)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return	3.51%	4.87%	3.43%	1.52%	0.80%
Ratios to Average Net Assets
Total expenses before waiver	0.32%	0.35%	0.36%	0.36%	0.36%
Total expenses after waiver	0.21%	0.23%	0.23%	0.23%	0.23%
Net investment income before waiver	2.63%	4.64%	3.20%	1.45%	0.66%
Net investment income after waiver	2.74%	4.76%	3.33%	1.58%	0.79%
Supplemental Data
Net assets, end of year (000)	$9,627,231	$1,349,189	$1,369,615	$1,734,266	$1,344,073

(a)	Amount represents less than $0.01 per share.

	Merrill Lynch Institutional Tax-Exempt Fund
	Year Ended April 30,
	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.031	0.034	0.026	0.014	0.008
Dividends and distributions from:
Net investment income	(0.031)	(0.034)	(0.026)	(0.014)	(0.008)
Net realized gain	— (a)	—	—	— (a)	—
Total dividends and distributions	(0.031)	(0.034)	(0.026)	(0.014)	(0.008)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Investment Return	3.18%	3.47%	2.68%	1.38%	0.85%
Ratios to Average Net Assets
Total expenses	0.22%	0.22%	0.22%	0.22%	0.22%
Net investment income	3.13%	3.41%	2.66%	1.40%	0.84%
Supplemental Data
Net assets, end of year (000)	$17,518,515	$14,911,825	$14,060,273	$12,618,574	$11,023,313

(a)	Amount represents less than $0.01 per share.

40

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FUND
Merrill Lynch Funds For Institutions Series
One Financial Center, 23rd Floor
Boston, Massachusetts 02111

INVESTMENT ADVISER AND ADMINISTRATOR
BlackRock Advisors, LLC
100 Bellevue Parkway
Wilmington, Delaware 19809
(800) 221-7210

SUB-ADVISER
BlackRock Institutional Management Corporation
100 Bellevue Parkway
Wilmington, Delaware 19809

TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8118
Boston, Massachusetts 02266-8118

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

DISTRIBUTORS
BlackRock Distributors, Inc.
760 Moore Road
King of Prussia, Pennsylvania 19406

FAM Distributors, Inc.
P.O. Box 9081
Princeton, New Jersey 08543-9081

CUSTODIAN
State Street Bank and Trust Company
P.O. 8118
Boston, Massachusetts 02266-8118

COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019-6099

For More Information

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Shareholder Reports

Additional information about each Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports. You may obtain these reports at no cost by calling (800) 225-1576.

Statement of Additional Information

The Statement of Additional Information contains further information about each Fund and is incorporated by reference into (legally considered to be part of) this Prospectus. You may request a free copy by writing the Fund at State Street Bank and Trust Company, P.O. Box 8118, Boston, Massachusetts 02266-8118 or by calling (800) 225-1576.

Contact your Merrill Lynch Financial Advisor or call the Fund at the telephone number or address indicated above if you have any questions.

World Wide Web

General fund information and specific fund performance, including the Statement of Additional Information and Annual/Semi-Annual Reports, can be accessed free of charge at www.mlffi.com. Mutual fund prospectus and literature can also be requested via this website.

Securities and Exchange Commission

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call (202) 551-8090 for information on the operation of the public reference room. This information is also available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549-0102.

You should rely only on the information contained in this Prospectus. No one is authorized to provide you with information that is different from information contained in this Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT COMPANY ACT FILE #811-5149

Code #FFINST-PR-0808
Case Label #49061

STATEMENT OF ADDITIONAL INFORMATION

Merrill Lynch Funds For Institutions Series

Merrill Lynch Premier Institutional Fund
Merrill Lynch Institutional Fund
Merrill Lynch Select Institutional Fund
Merrill Lynch Government Fund
Merrill Lynch Treasury Fund
Merrill Lynch Institutional Tax-Exempt Fund

One Financial Center, 23rd Floor, Boston Massachusetts 02111 — Phone No. (800) 225-1576

     This Statement of Additional Information of Merrill Lynch Premier Institutional Fund, Merrill Lynch Institutional Fund, Merrill Lynch Select Institutional Fund, Merrill Lynch Government Fund, Merrill Lynch Treasury Fund and Merrill Lynch Institutional Tax-Exempt Fund (each, a “Fund” and, collectively, the “Funds”), each a series of Merrill Lynch Funds For Institutions Series (the “Trust”), is not a prospectus and should be read in conjunction with the Prospectus of the Funds, dated August 28, 2008 (the “Prospectus”), which has been filed with the Securities and Exchange Commission (the “Commission”) and can be obtained, without charge, by calling (800) 225-1576 or by writing to each Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus. Each Fund’s and, where applicable, each master portfolio’s audited financial statements are incorporated in this Statement of Additional Information by reference to the Funds’ 2008 Annual Report to shareholders. You may request a copy of the Annual Report at no charge by calling (800) 225-1576 between 8:30 a.m. and 6:00 p.m. Boston time, Monday to Friday.

BlackRock Advisors, LLC — Investment Adviser
BlackRock Distributors, Inc. — Distributor
FAM Distributors, Inc. — Distributor

The date of this Statement of Additional Information is August 28, 2008.

INVESTMENT OBJECTIVES AND POLICIES

     Each Fund is a money market fund that seeks current income, preservation of capital and liquidity available from investing in short term money market securities. Of the Funds offered by this Prospectus, Merrill Lynch Premier Institutional Fund (“Premier Institutional Fund”), Merrill Lynch Institutional Fund (“Institutional Fund”) and Merrill Lynch Select Institutional Fund (“Select Institutional Fund”) each invests in money market securities generally; Merrill Lynch Government Fund (“Government Fund”) invests in direct U.S. Government obligations, in securities of U.S. Government agencies and instrumentalities and U.S. Government sponsored enterprises and in repurchase agreements; Merrill Lynch Treasury Fund (“Treasury Fund”) invests in U.S. Treasury securities; and Merrill Lynch Institutional Tax-Exempt Fund (“Tax-Exempt Fund”) invests in tax-exempt securities and seeks to pay dividends exempt from Federal income taxation. Each Fund is a series of Merrill Lynch Funds For Institutions Series (the “Trust”).

     Each of Premier Institutional Fund, Institutional Fund, Select Institutional Fund and Institutional Tax-Exempt Fund is a “feeder” fund that invests all of its assets in a corresponding “master” portfolio (each, a “Portfolio”) of Master Institutional Money Market LLC (the “Master LLC”). Each Portfolio has the same investment objectives and strategies as its corresponding Fund or Funds as follows:

Corresponding Feeder Fund	Corresponding Master Fund
Merrill Lynch Institutional Fund	Merrill Lynch Institutional Portfolio

Merrill Lynch Select Institutional Fund	Merrill Lynch Institutional Portfolio

Merrill Lynch Premier Institutional Fund	Merrill Lynch Premier Institutional Portfolio

Merrill Lynch Institutional Tax-Exempt Fund	Merrill Lynch Institutional Tax-Exempt Portfolio

     All investments are made at the Portfolio level. This structure is sometimes called a “master/feeder” structure. Each Fund’s investment results will correspond directly to the investment results of the corresponding Portfolio. For simplicity, except where otherwise indicated, this Statement of Additional Information, with respect to the Premier Institutional Fund, Institutional Fund, Select Institutional Fund and Tax-Exempt Fund, uses the term “Fund” to include the Fund’s corresponding Portfolio.

Premier Institutional Fund, Institutional Fund and Select Institutional Fund

     All investments of each Fund will be in securities with remaining maturities of up to 397 days (13 months). The dollar weighted average maturity of each Fund’s portfolio will be 90 days or less.

     The following is a description of the types of short term “money market” instruments in which each Fund will principally invest:

     (i) U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (ii) U.S. dollar-denominated obligations of U.S. and foreign depository institutions, including, but not limited to, certificates of deposit, bankers’ acceptances, time deposits, bank notes, thrift notes and deposit notes;

     (iii) commercial paper and other short term obligations issued by corporations, partnerships, trusts or other entities, including U.S. dollar-denominated obligations issued by foreign entities; and

     (iv) other short term obligations which in the opinion of the Trustees of the Trust are of comparable credit quality.

     Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), presently limits investments by each Fund in securities issued by any one issuer (other than the U.S. Government, its agencies or instrumentalities) ordinarily to not more than 5% of its total assets, or, in the event that such securities are not First Tier Securities (as defined in the Rule), not more than 1%. In addition, Rule 2a-7 requires that not more than 5% of each Fund’s total assets be invested in Second Tier Securities (as defined in the Rule). As a matter of operating policy, each Fund will not invest in Second Tier Securities.

     The following is a description of some of the investments or investment practices in which each Fund may invest or engage:

     Government Securities: U.S. Treasury bills and notes are supported by the full faith and credit of the United States. Each Fund also will invest in debt securities issued by U.S. Government sponsored enterprises, agencies and instrumentalities, including, but not limited to, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Student Loan Marketing Association, the Federal Agricultural Mortgage Corporation, and the Federal Home Loan Bank. Such securities may also include debt securities issued by international organizations designated or supported by multiple governmental entities, such as the International Bank for Reconstruction and Development. Government agency securities are not direct obligations of the U.S. Treasury but involve various forms of U.S. Government sponsorship or guarantees. The U.S. Government is not obligated to provide financial support to any of the above, other than U.S. Treasury bills and notes.

     Repurchase Agreements: The Funds may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. As a matter of operating policy, each Fund will not enter into repurchase agreements with more than seven days to maturity if it would result in the investment of more than 10% of the value of the Fund’s net assets in such repurchase agreements. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, each Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

     Reverse Repurchase Agreements: Each Fund may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Fund, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. During the time a reverse repurchase agreement is outstanding, each Fund will maintain a segregated custodial account containing U.S. Government or other appropriate liquid securities having a value equal to the repurchase price. Management of each Fund does not consider entering into reverse repurchase agreements to constitute borrowing money for purposes of the Fund’s investment restrictions set forth herein.

     Securities Lending: Each Fund may lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. Each Fund receives the income on the loaned securities. Where a Fund receives securities as collateral, each Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, a Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. Each Fund is obligated to return the collateral to the borrower at the termination of the loan. A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. Each Fund could also experience delays and costs in gaining access to the collateral. Each Fund may pay reasonable finders, lending agent, administrative and custodial fees in connection with its loans. The Trust has received an exemptive order from the Commission permitting it to retain an affiliate as lending agent and to permit Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) or its affiliates to be a borrower of securities from the Funds. See “Portfolio Transactions and Brokerage.”

     Commercial Paper and Other Short Term Obligations: Each Fund may purchase commercial paper (including variable amount master notes and funding agreements), which refers to short term promissory notes issued by corporations, partnerships, trusts or other entities to finance short-term credit needs, and non-convertible debt securities (e.g., bonds and debentures) with no more than 397 days (13 months) remaining to maturity at the time of purchase. Short-term obligations issued by trusts may include, but are not limited to, mortgage-related or asset-backed debt instruments, including pass-through certificates such as participations in, or Treasury bonds or notes backed by, pools of mortgages, or credit card, automobile or other types of receivables. See below for a discussion of these structured financings.

     Bank Money Instruments: Obligations of commercial banks or other depository institutions, such as (but not limited to) certificates of deposit, bankers' acceptances, bank notes and time deposits. Each Fund may only invest in obligations of savings banks and saving and loan associations organized and operating in the United States. Each Fund may invest in obligations of commercial banks issued by U.S. depository institutions, foreign branches or subsidiaries of U.S. depository institutions (called Eurodollar obligations) or U.S. branches or subsidiaries of foreign depository institutions (called Yankeedollar obligations). Each Fund may invest in Eurodollar obligations only if they are general obligations of the parent bank and in Yankeedollar obligations if the branch or subsidiary is subject to the same bank regulations as U.S. banks.

     The Funds may also invest in bank money instruments issued by foreign branches and subsidiaries of foreign banks.

     Forward Commitments: Each Fund may purchase and sell securities on a when-issued or forward commitment basis, and it may purchase or sell such securities for delayed delivery. The value of the security on the delivery date may be more or less than its purchase or sale price. Each Fund will maintain a segregated account with its custodian of liquid securities in an aggregate amount equal to the amount of its commitments in connection with such purchase transactions.

     While the types of money market securities in which the Funds invest generally are considered to have low principal risk, such securities are not completely risk free. There is a risk that issuers may fail to meet their principal and interest obligations. With respect to repurchase agreements, reverse repurchase agreements and the lending of portfolio securities by a Fund, there is also the risk of the failure of parties involved to repurchase at the agreed upon price or to return the securities involved in such transactions, in which event the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral.

     Each Fund may invest in obligations issued by U.S. banks, foreign branches or subsidiaries of U.S. banks or U.S. or foreign branches or subsidiaries of foreign banks. Investment in obligations of foreign branches or subsidiaries of U.S. banks or of foreign banks may involve different risks from the risks of investing in obligations of U.S. banks. Such risks include adverse political and economic developments, the possible imposition of withholding taxes on interest income payable on such obligations, the possible seizure or nationalization of foreign deposits and the possible establishment of exchange controls or other foreign governmental laws or restrictions which might adversely affect the payment of principal and interest. Generally, the issuers of such obligations are subject to fewer U.S. regulatory requirements than are applicable to U.S. banks. Foreign branches or subsidiaries of U.S. banks and foreign banks may be subject to less stringent reserve requirements than U.S. banks. U.S. branches or subsidiaries of foreign banks are subject to the reserve requirements of the state in which they are located. There may be less publicly available information about a U.S. branch or subsidiary of a foreign bank or a foreign bank than about a U.S. bank, and such branches or subsidiaries or banks may not be subject to the same accounting, auditing and financial record keeping standards and requirements as U.S. banks. Evidence of ownership of obligations of foreign branches or subsidiaries of U.S. banks or of foreign banks may be held outside of the United States and a Fund may be subject to the risks associated with the holding of such property overseas. Any such obligations of a Fund held overseas will be held by foreign branches of the custodian for the Fund’s portfolio securities or by other U.S. or foreign banks under subcustodian arrangements complying with the requirements of the Investment Company Act.

     BlackRock Advisors, LLC (“BlackRock” or the “Investment Adviser”) will consider the above factors in making investments in such obligations and will not knowingly purchase obligations that, at the time of purchase, are subject to exchange controls or withholding taxes. Generally, each Fund will limit its investments in obligations of U.S. branches or subsidiaries of foreign banks to obligations of banks organized in Canada, France, Germany, Japan, the Netherlands, Switzerland, the United Kingdom and other industrialized nations.

     Each Fund will only invest in short term obligations (including short term promissory notes issued by corporations, partnerships, trusts and other entities, whether or not secured) that (1) have been rated in the highest rating category for short term debt obligations by at least two nationally recognized statistical rating organizations (“NRSRO”); (2) have been rated in the highest rating category by a single NRSRO if only one NRSRO has rated the security; (3) have been issued by an issuer rated in the highest rating category by an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the investment; or (4) if not rated, will be of comparable quality as determined by the Trustees of the Trust. Currently there are three NRSROs that rate the vast majority of rated obligations in which each Fund invests: Fitch Ratings (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s (“S&P”). See Appendix A for a description of commercial paper, bank money instruments and bond ratings.

     Each Fund may also invest in U.S. dollar-denominated commercial paper and other short term obligations issued by foreign entities. Such investments are subject to quality standards similar to those applicable to investments in comparable obligations of domestic issuers. Investments in foreign entities in general involve the same risks as those described in connection with investments in Eurodollar and Yankeedollar obligations.

     As described above and in the Prospectus, each Fund may invest in participations in, or bonds and notes backed by, pools of mortgages, or credit card, automobile or other types of receivables, with remaining maturities of no more than 397 days (13 months). These structured financings will be supported by sufficient collateral and other credit enhancements, including letters of credit, insurance, reserve funds and guarantees by third parties, to enable such instruments to obtain the requisite quality rating by an NRSRO, as described above.

     Variable amount master notes and funding agreements permit a series of short term borrowings under a single note. The lender has the right to increase the amount under the note up to the full amount provided by the note agreement. In addition, the lender has the right to reduce the amount of outstanding indebtedness.

     Forward or firm commitments for the purchase or sale of securities may be entered into by each Fund as described herein. The purchase of the underlying securities will be recorded on the date a Fund enters into the commitment and the value of the security will thereafter be reflected in the calculation of the Fund’s net asset value. A separate account of a Fund will be established with the State Street Bank and Trust Company, each Fund’s custodian, consisting of cash or other liquid securities having a market value at all times until the delivery at least equal to the amount of the forward purchase commitment. As stated in the Prospectus, each Fund may dispose of a commitment prior to settlement. Risks relating to these trading practices are briefly described in the Prospectus.

     The Trust, on behalf of each Fund, has adopted restrictions and policies relating to the investment of each Fund’s assets and its activities. Certain of the restrictions are fundamental policies of each Fund and may not be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Trust, on behalf of each Fund, has also adopted certain non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval. None of the following fundamental or non-fundamental investment restrictions shall prevent a Fund from investing all of its assets in shares of another registered investment company with the same investment objective and fundamental policies (in a master/feeder structure).

     Set forth below are each Fund’s fundamental and non-fundamental investment restrictions. The Master LLC, on behalf of each corresponding Portfolio, has adopted investment restrictions substantially identical to those set forth below, which are fundamental and non-fundamental, as applicable, policies of the Master LLC. Unless otherwise provided, all references below to the assets of a Fund are in terms of current market value.

     Under the fundamental investment restrictions, each Fund may not:

     (1) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities; securities issued by any state of the U.S. or any political subdivision thereof; and instruments issued by domestic banks). (The Fund interprets the exclusion for “instruments issued by domestic banks” in this fundamental investment restriction to include certificates of deposit, bankers’ acceptances and other similar obligations of U.S. branches or subsidiaries of foreign banks if the branch or subsidiary is subject to the same regulation as U.S. banks);

     (2) make investments for the purpose of exercising control or management;

     (3) underwrite securities of other issuers except insofar as a Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities;

     (4) purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

     (5) borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. These borrowing provisions shall not apply to reverse repurchase agreements as described in the Prospectus and Statement of Additional Information. The Fund may not pledge its assets other than to secure such borrowings or to the extent permitted by the Fund’s investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued, reverse repurchase and forward commitment transactions and similar investment strategies;

     (6) make loans to other persons, except that the acquisition of bonds, debentures or other debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time;

     (7) issue senior securities to the extent such issuance would violate applicable law;

     (8) purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act; or

     (9) make any investment that would be inconsistent with its classification as a diversified investment company under the Investment Company Act.

Under the non-fundamental restrictions, each Fund may not:

     (a) purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law;

     (b) invest in securities which cannot be readily resold or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 10% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Trustees of the Trust has otherwise determined to be liquid pursuant to applicable law; or

     (c) notwithstanding fundamental investment restriction (5) above, borrow amounts in excess of 5% of its total assets, taken at acquisition cost or market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes. These borrowing provisions shall not apply to reverse repurchase agreements as described in the Prospectus and Statement of Additional Information.

     The Trustees of the Trust have determined that each Fund will not write put or call options. This policy may be changed by the Board of Trustees.

     Except with respect to restriction (5), if a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

Government Fund

     All investments of the Government Fund will be in securities with remaining maturities not exceeding 397 days (13 months). The dollar weighted average maturity of the Government Fund’s portfolio will be 90 days or less.

     Rule 2a-7 of the Investment Company Act presently limits investments by the Government Fund in securities issued by any one issuer (other than the U.S. Government, its agencies or instrumentalities or securities guaranteed by a non-controlled person of the issuer) ordinarily to not more than 5% of its total assets, or, in the event that such securities are not First Tier Securities (as defined in the Rule), not more than 1%. In addition, Rule 2a-7 requires that not more than 5% of the Government Fund’s total assets be invested in Second Tier Securities (as defined in the Rule). As a matter of operating policy, the Government Fund will not invest in Second Tier Securities.

The types of securities in which the Government Fund may invest include the following:

     Government Securities: Certain Government securities, including U.S. Treasury bills, notes and bonds, are issued by the U.S. Government and supported by the full faith and credit of the United States. Other U.S. Government securities are issued or guaranteed by federal agencies or government-sponsored enterprises and are not direct obligations of the United States but involve sponsorship or guarantees by Government agencies or enterprises. These obligations include securities that are supported by the right of the issuer to borrow from the Treasury, such as obligations of Federal Home Loan Banks, and securities that are supported only by the credit of the instrumentality, such as Federal National Mortgage Association bonds. The Government Fund may also invest in securities issued by U.S. Government instrumentalities that are international organizations designated or supported by multiple governments, such as the International Bank for Reconstruction and Development. Because the U.S. Government is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities where the Investment Adviser believes that the credit risk with respect to the issuers is minimal.

     Repurchase Agreements: The Government Fund may invest in obligations that are subject to repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Government Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from market fluctuations during that period. As a matter of operating policy, the Government Fund will not enter into repurchase agreements with more than seven days to maturity if it would result in the investment of more than 10% of the value of the Government Fund’s net assets in such repurchase agreements. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Government Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price and, in the event of a default by the seller, the Government Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

     Reverse Repurchase Agreements: The Government Fund may enter into reverse repurchase agreements, which involve the sale of portfolio securities held by the Government Fund, with an agreement to repurchase the securities at an agreed upon price, date and interest payment. During the time a reverse repurchase agreement is outstanding, the Government Fund will maintain a segregated custodial account containing U.S. Government or other appropriate liquid securities having a value equal to the repurchase price. Management of the Government Fund does not consider entering into reverse repurchase agreements to constitute borrowing money for purposes of the Fund’s investment restrictions set forth below.

     Securities Lending: The Government Fund may lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund receives the income on the loaned securities. Where the Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans. The Trust has received an exemptive order from the Commission permitting it to retain an affiliate of the Fund as lending agent and to permit Merrill Lynch or its affiliates to be a borrower of securities from the Fund. See “Portfolio Transactions and Brokerage.”

     Forward Commitments: The Government Fund may purchase and sell U.S. Government securities on a when-issued basis or forward commitment basis, and it may purchase or sell such securities for delayed delivery. These transactions occur when securities are purchased or sold by the Government Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Government Fund at the time of entering into the transaction. The value of the security on the delivery date may be more or less than its purchase or sale price. If management of the Government Fund deems it appropriate to do so, the Government Fund may dispose of a commitment prior to settlement. There can, of course, be no assurance that the judgments upon which these practices are based will be accurate, and it is possible that in consequence of these practices the Government Fund would be required to pay on a settlement date more than the market value of the purchased securities at that time, or that the Government Fund would incur a loss by disposing of a commitment on terms less favorable than those of its original purchase. The Government Fund will maintain a segregated account with its custodian of cash or U.S. Government securities in an aggregate amount equal to the amount of its commitments in connection with such purchase transactions.

     “Stripped Coupon” Securities: The Government Fund may invest in direct obligations of the U.S. Government by purchasing component parts of U.S. Treasury bonds through the acquisition of deposit receipts which evidence ownership of direct interest in such component parts of such bonds.

     Forward or firm commitments for the purchase of U.S. Government securities may be entered into by the Government Fund, as described in the Prospectus. The purchase of the underlying securities will be recorded on the date the Government Fund enters into the commitment, and the value of the security will thereafter be reflected in the calculation of the Government Fund’s net asset value. A separate account of the Government Fund will be established with State Street Bank and Trust Company, the Government Fund’s custodian, consisting of cash or U.S. Government securities having a market value at all times until the delivery date at least equal to the amount of the forward purchase commitment. As stated in the Prospectus, the Government Fund may dispose of a commitment prior to settlement. Risks relating to these trading practices are briefly described in the Prospectus.

     The Trust, on behalf of the Government Fund, has adopted restrictions and policies relating to the investment of the Fund’s assets and its activities. Certain of the restrictions are fundamental policies of the Government Fund and may not be changed without the approval of the holders of a majority of the Government Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the outstanding shares).

     Set forth below are the Government Fund’s fundamental investment restrictions. Unless otherwise provided, all references below to the assets of the Government Fund are in terms of current market value.

Under the fundamental investment restrictions, the Government Fund may not:

     (1) purchase securities other than U.S. Treasury bills, notes and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, some of which may be subject to repurchase agreements. There is no limit on the amount of its assets which may be invested in the securities of any one issuer of such obligations;

     (2) act as an underwriter of securities;

     (3) make loans, except that the Government Fund may purchase or hold debt obligations in accordance with its investment objectives and policies, may enter into repurchase agreements for such securities, and may lend its portfolio securities against collateral consisting of cash, or securities issued or guaranteed by the U.S. Government or its agencies, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of portfolio securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, will not (together with all non-qualifying income) exceed 10% of the Government Fund’s annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Government Fund, such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies;

     (4) purchase securities on margin or make short sales of securities;

     (5) borrow money except from banks for temporary purposes and in an amount not exceeding 10% of the value of its total net assets, or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of the dollar amounts borrowed. (As a matter of operating policy, the Government Fund will not invest in securities if outstanding borrowings exceed 5% of the net asset value.);

     (6) purchase or sell real estate, except that, to the extent permitted by applicable law, the Government Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

     (7) issue senior securities to the extent such issuance would violate applicable law;

     (8) purchase or sell commodities or contracts on commodities, except to the extent that the Government Fund may do so in accordance with applicable law and the Government Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act; or

     (9) make any investment that would be inconsistent with its classification as a diversified investment company under the Investment Company Act.

     If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

     Under a non-fundamental investment restriction, which may be changed by the Board of Trustees without shareholder approval, the Fund will not amend its policy of investing all of its assets in U.S. Government securities, U.S. Government agency securities, U.S. Government sponsored enterprise securities, securities guaranteed by the U.S. Government, U.S. Government agencies, and U.S. Government sponsored enterprises, and repurchase agreements involving the securities described above without providing shareholders with at least 60 days’ prior written notice of such change.

     The Trustees of the Trust have determined that the Government Fund will not write put or call options. This policy may be changed by the Board of Trustees.

     Collateral received by the Government Fund to secure loans of its portfolio securities will be marked to market on a daily basis.

Treasury Fund

     All investments of the Treasury Fund will be in securities with remaining maturities not exceeding 397 days (13 months). The dollar weighted average maturity of the Treasury Fund’s portfolio will be 90 days or less.

     Rule 2a-7 under the Investment Company Act presently limits investments by the Treasury Fund in securities issued by any one issuer (other than the U.S. Government, its agencies or instrumentalities or securities guaranteed by a non-controlled person of the issuer) ordinarily to not more than 5% of its total assets, or, in the event that such securities are not First Tier Securities (as defined in the Rule), not more than 1%. In addition, Rule 2a-7 requires that not more than 5% of the Treasury Fund’s total assets be invested in Second Tier Securities (as defined in the Rule). The Treasury Fund currently does not intend to invest in Second Tier Securities.

The types of securities in which the Treasury Fund may invest include the following:

     U.S. Treasury Securities: The Treasury Fund will invest in Treasury bills, notes and other direct obligations of the U.S. Treasury.

     Forward Commitments: The Treasury Fund may purchase and sell U.S. Treasury securities on a when-issued or forward commitment basis and it may purchase or sell such securities for delayed delivery. These transactions occur when securities are purchased or sold by the Treasury Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Treasury Fund at the time of entering into the transaction. The value of the security on the delivery date may be more or less than its purchase or sale price. If management of the Treasury Fund deems it appropriate to do so, the Treasury Fund may dispose of a commitment prior to settlement. There can, of course, be no assurance that the judgments upon which these practices are based will be accurate, and it is possible that in consequence of these practices the Treasury Fund would be required to pay on a settlement date more than the market value of the purchased securities at that time, or that the Treasury Fund would incur a loss by disposing of a commitment on terms less favorable than those of its original purchase. The Treasury Fund will maintain a segregated account with its custodian of cash or U.S. Government securities in an aggregate amount equal to the amount of its commitments in connection with such purchase transactions.

     Repurchase Agreements: The Treasury Fund may invest up to 10% of its total assets in obligations subject to repurchase agreements. This limitation on the Treasury Fund’s investment in obligations subject to repurchase agreements may adversely affect the Treasury Fund’s yield under certain market conditions.

     A repurchase agreement is an instrument under which the purchaser (i.e., the Treasury Fund) acquires the obligation (debt security) and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements usually are for short periods, such as under one week. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by the Treasury Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price and, in the event of a default by the seller, the Treasury Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

     Securities Lending: The Treasury Fund may lend securities from its portfolio with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions. In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. Government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The Fund receives the income on the loaned securities. Where the Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower. As a result, the Fund’s yield may increase. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Fund is obligated to return the collateral to the borrower at the termination of the loan. The Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral. In the event the borrower defaults on any of its obligations with respect to a securities loan, the Fund could suffer a loss where there are losses on investments made with the cash collateral or, where the value of the securities collateral falls below the market value of the borrowed securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund may pay reasonable finders, lending agent, administrative and custodial fees in connection with its loans. The Trust has received an exemptive order from the Commission permitting it to retain an affiliate of the Fund as lending agent and to permit Merrill Lynch or its affiliates to be a borrower of securities from the Fund. See “Portfolio Transactions and Brokerage.”

     Forward or firm commitments for the purchaser of U.S. Government securities may be entered into by the Treasury Fund, as described in the Prospectus. The purchase of the underlying securities will be recorded on the date the Treasury Fund enters into the commitment, and the value of the security will thereafter be reflected in the calculation of the Treasury Fund’s net asset value. A separate account of the Treasury Fund will be established with State Street Bank and Trust Company, the Treasury Fund’s custodian, consisting of cash or U.S. Government securities having a market value at all times until the delivery date at least equal to the amount of the forward purchase commitment. As stated in the Prospectus, the Treasury Fund may dispose of a commitment prior to settlement. Risks relating to these trading practices are briefly described in the Prospectus.

     The limitations on the Treasury Fund’s investment in obligations subject to repurchase agreements may adversely affect the Treasury Fund’s yield, since the Treasury Fund earns a fee for entering into a repurchase agreement which increases the effective yield of the obligations underlying the repurchase agreement. The adverse effect of this limitation on the Treasury Fund’s yield will be greater during periods in which yields on shorter term securities are higher than yields on longer term securities.

     The Trust, on behalf of the Treasury Fund, has adopted restrictions and policies relating to the investment of the Fund’s assets and its activities. Certain of the restrictions are fundamental policies of the Treasury Fund and may not be changed without the approval of the holders of a majority of the Treasury Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the outstanding shares).

     Set forth below are the Treasury Fund’s fundamental investment restrictions. Unless otherwise provided, all references below to the assets of the Treasury Fund are in terms of current market value.

Under the fundamental investment restrictions, the Treasury Fund may not:

     (1) enter into repurchase agreements if immediately thereafter more than 10% of the value of its total assets would be invested in repurchase agreements;

     (2) borrow money except from banks for temporary purposes and in an amount not exceeding 10% of the value of its total net assets, or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of the dollar amounts borrowed. (As a matter of operating policy, the Treasury Fund will not invest in securities if outstanding borrowings exceed 5% of net asset value.);

     (3) purchase securities other than U.S. Treasury bills, notes, and other obligations issued or guaranteed by the U.S. Government, some of which may be subject to repurchase agreements. There is no limit on the amount of its assets which may be invested in the securities of any one issuer of such obligations;

     (4) act as an underwriter of securities;

     (5) make loans, except that the Treasury Fund may purchase or hold debt obligations in accordance with its investment objectives and policies, may enter into repurchase agreements for such securities, and may lend its portfolio securities against collateral consisting of cash, or securities issued or guaranteed by the U.S. Government or its agencies, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of portfolio securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, will not (together with all non-qualifying income) exceed 10% of the Treasury Fund’s annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Fund, such amounts are qualifying income under Federal income tax provisions applicable to regulated investment companies;

     (6) purchase securities on margin or make short sales of securities;

     (7) purchase or sell real estate, except that, to the extent permitted by applicable law, the Treasury Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

     (8) issue senior securities to the extent such issuance would violate applicable law;

     (9) purchase or sell commodities or contracts on commodities, except to the extent that the Treasury Fund may do so in accordance with applicable law and the Treasury Fund’s Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act; or

     (10) make any investment that would be inconsistent with its classification as a diversified investment company under the Investment Company Act.

     If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

     Even though the above restrictions would permit investment in securities issued or guaranteed by U.S. Government agencies, the Trustees have determined that the Treasury Fund will not purchase any securities other than direct obligations of the U.S. Treasury. The Trustees of the Trust have determined that the Treasury Fund will not write put or call options. These policies may be changed by the Board of Trustees without shareholder approval.

     The Treasury Fund has also adopted a non-fundamental investment restriction, which may be changed by the Board of Trustees without shareholder approval, under which the Fund will not amend its policy of investing all its assets in Treasury bills, notes and other direct obligations of the U.S. Treasury without providing shareholders with at least 60 days’ prior written notice of such change.

Tax-Exempt Fund

     The Tax-Exempt Fund will attempt to accomplish its objectives of seeking current income exempt from Federal income taxes, preservation of capital and liquidity by investing in a diversified portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities of other qualifying issuers, the interest from which, in the opinion of bond counsel to the issuer, is excludable from gross income for Federal income tax purposes (and does not subject investors to the federal alternative minimum tax) (“Tax-Exempt Securities”). The two principal classifications of Tax-Exempt Securities are “general obligation” and “revenue” bonds. The investment objectives of the Tax-Exempt Fund described above in this paragraph are a fundamental policy of the Tax-Exempt Fund and may not be changed without a vote of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Tax-Exempt Fund. There can be no assurance that the objectives of the Tax-Exempt Fund will be attained.

     The Tax-Exempt Fund has adopted a fundamental policy (that may not be changed without shareholder approval) to invest, under normal circumstances, (i) at least 80% of its assets (for this purpose defined to include net assets plus borrowings for investment purposes) in investments the income from which is exempt from federal income tax or (ii) its assets so that at least 80% of the income that it distributes will be exempt from federal income tax. These requirements apply to investments or distributions that are exempt from Federal income tax under both the regular tax rules and the alternative minimum tax rules.

     The Tax-Exempt Fund may invest up to 20% of its assets in certain otherwise Tax-Exempt Securities that are classified as “private activity bonds,” which may subject certain investors to a Federal alternative minimum tax (“Municipal Securities”).

     The Tax-Exempt Fund will seek to achieve its objectives by investing exclusively in securities with maturities not exceeding 397 days (13 months), principally including:

     (i) obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which is exempt from Federal income tax and which are rated AAA or AA by S&P or by Fitch, or Aaa or Aa by Moody’s and unrated Tax-Exempt Securities which, in the judgment of the Trustees of the Trust, have as nearly as possible the same characteristics and quality as bonds having the above rating;

     (ii) municipal notes (tax anticipation notes, bond anticipation notes and revenue anticipation notes) rated MIG-1 or MIG-2 by Moody’s, SP-1 or SP-2 on the short-term debt-rating scale of S&P, or F-1 or F-2 by Fitch or, if the notes are not rated, are obligations which, in the judgment of the Trustees of the Trust, are of a quality equivalent to obligations rated MIG-1 or MIG-2 or SP-1 or SP-2 or F-1 or F-2;

     (iii) variable rate demand notes and participations therein;

     (iv) short term tax-exempt commercial paper obligations (short term unsecured promissory notes issued to finance short term credit needs) which are rated at least A-1 by S&P, Prime-1 by Moody’s or their equivalents as determined by the Trustees of the Trust; and

     (v) floating rate tax-exempt demand notes on which the Fund may demand payment from the issuer at par value plus accrued interest on short notice.

     Rule 2a-7 under the Investment Company Act presently limits investments by the Tax-Exempt Fund in securities issued by any one issuer (other than the U.S. Government, its agencies or instrumentalities or securities guaranteed by a non-controlled person of the issuer) ordinarily to not more than 5% of its total assets, or, in the event that such securities are not First Tier Securities (as defined in the Rule), not more than 1%. In addition, Rule 2a-7 requires that not more than 5% of the Institutional Tax-Exempt Fund’s total assets be invested in Second Tier Conduit Securities (as defined in the Rule). Appendix A sets forth a description of the above rating symbols.

     The Tax-Exempt Fund presently contemplates that it will not invest more than 25% of its total assets in Tax-Exempt Securities whose issuers are located in the same state. The Tax-Exempt Fund does not intend to invest more than 25% of its total assets in industrial development bonds where entities supplying the revenues from which the bonds are to be paid are in the same industry. Preservation of capital is a prime investment objective of the Tax-Exempt Fund, and, while the types of short term Tax-Exempt Securities in which the Tax-Exempt Fund invests are not completely risk free, the Tax-Exempt Fund believes that securities having the rating characteristics described above have a lower principal risk than lower rated obligations and generally have a lower principal risk than longer term obligations which entail the risk of changing conditions over a longer period of time.

Description of Tax-Exempt Securities

     Tax-Exempt Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit, including pollution control facilities. Such obligations are included within the term Tax-Exempt Securities or Municipal Securities if the interest paid thereon is excludable from federal income tax. Tax-Exempt Securities or Municipal Securities also include short term tax-exempt municipal obligations such as tax anticipation notes, bond anticipation notes and revenue anticipation notes, which are sold as interim financing in anticipation of tax collections, bond sales and revenue receipts, respectively. The Tax-Exempt Fund may also invest in short-term tax-exempt commercial paper obligations, which are short-term unsecured promissory notes issued to finance short-term credit needs, and floating rate tax-exempt demand notes on which the Tax-Exempt Fund may demand payment from the issuer at par value plus accrued interest on short notice (typically three to seven days). In addition, the Tax-Exempt Fund may invest in variable rate demand notes and participations therein (see “Variable Rate Demand Notes” below).

     The two principal classifications of Tax-Exempt Securities and Municipal Securities are “general obligation” and “revenue” or “special obligation” bonds. General obligation bonds are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Industrial development bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The payment of the principal of and interest on such industrial revenue bonds depends solely on the ability of the user of the property financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The portfolio may also include “moral obligation” bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Yields on Tax-Exempt Securities and Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ability of the Tax-Exempt Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Tax-Exempt Securities and Municipal Securities in which the Tax-Exempt Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in the holding of Tax-Exempt Securities and Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Tax-Exempt Securities and Municipal Securities and the obligations of the issuers of Tax-Exempt Securities or Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures affecting specifically the rights of holders of Tax-Exempt Securities.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Tax-Exempt Securities or Municipal Securities. Similar proposals may be introduced in the future. If such proposals were enacted, the ability of the Tax-Exempt Fund to pay “exempt-interest” dividends would be adversely affected and the Tax-Exempt Fund would reevaluate its investment objective and policies and consider changes in its structure. See “Taxes” in this Statement of Additional Information.

     Certain of the instruments in which the Tax-Exempt Fund invests, including variable rate demand notes (“VRDNs”) and derivatives or synthetic municipal instruments (“Derivative Products”), effectively provide the Tax-Exempt Fund with economic interests in long term municipal bonds, coupled with rights to demand payment of the principal amounts of such instruments from designated counterparties. Under Commission rules, the Tax-Exempt Fund treats these instruments as having maturities shorter than the stated maturity dates of the notes, in the case of VRDNs, or the long term bonds underlying Derivative Products (the “Underlying Bonds”). Such maturities are sufficiently short term to allow such instruments to qualify as eligible investments for money market funds such as the Tax-Exempt Fund. A demand right is dependent on the financial ability of the counterparty, which is typically a bank, broker-dealer or other financial institution, to purchase the instrument at its principal amount. In addition, the right of the Tax-Exempt Fund to demand payment from a counterparty may be subject to certain conditions, including the creditworthiness of the instrument or the Underlying Bond. If a counterparty is unable to purchase the instrument or, because of conditions on the right of the Tax-Exempt Fund to demand payment, the counterparty is not obligated to purchase the instrument on demand, the Tax-Exempt Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price which adversely affects the Tax-Exempt Fund’s net asset value.

     VRDNs and participation interests in VRDNs held by a financial institution (“Participating VRDNs”) are tax-exempt obligations that use a floating or variable interest rate adjustment formula and provide an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a short-notice period. The interest rates are adjustable at periodic intervals to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN upon the adjustment date. The adjustments are frequently based upon the Public Securities Association (PSA) Index or some other appropriate interest rate adjustment index. Because of the interest rate adjustment formula on VRDNs (including Participating VRDNs), VRDNs are not comparable to fixed rate securities. The Tax-Exempt Fund’s yield on VRDNs will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods when prevailing interest rates have increased, the Tax-Exempt Fund’s yield on VRDNs will increase and its shareholders will have a reduced risk of capital depreciation.

     The Tax-Exempt Fund may invest in a variety of Derivative Products. Derivative Products are typically structured by a bank, broker-dealer or other financial institution. A Derivative Product generally consists of a trust or partnership through which the Tax-Exempt Fund holds an interest in one or more Underlying Bonds coupled with a conditional right to sell (“put”) the Fund’s interest in the Underlying Bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). Typically, a Derivative Product is structured as a trust or partnership which provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) “Tender Option Bonds”, which are instruments which grant the holder thereof the right to put an Underlying Bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products”, in which the trust or partnership swaps the payments due on an Underlying Bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) “Partnerships”, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. The Tax-Exempt Fund may also invest in other forms of Derivative Products.

     Investments in Derivative Products raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other Tax-Exempt Securities and Municipal Securities. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Tax-Exempt Fund. For example, the tax-exempt treatment of the interest paid to holders of Derivative Products is premised on the legal conclusion that the holders of such Derivative Products have an ownership interest in the Underlying Bonds. While the Fund receives an opinion of legal counsel to the effect that the income from each Derivative Product is tax-exempt to the same extent as the Underlying Bond, the Internal Revenue Service (the “IRS”) has not issued a ruling on the subject. Were the IRS to issue an adverse ruling, there is a risk the interest paid on such Derivative Products would be deemed taxable.

     The Tax-Exempt Fund may purchase and sell Tax-Exempt Securities and Municipal Securities on a when-issued basis or forward commitment basis, and it may purchase or sell such securities for delayed delivery. These transactions occur when securities are purchased or sold by the Tax-Exempt Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Tax-Exempt Fund at the time of entering into the transaction. The value of the security on the delivery date may be more or less than its purchase price. If management of the Tax-Exempt Fund deems it appropriate to do so, the Tax-Exempt Fund may dispose of a commitment prior to settlement. There can, of course, be no assurance that the judgments upon which these practices are based will be accurate, and it is possible that in consequence of these practices the Tax-Exempt Fund would be required to pay on a settlement date more than the market value of the purchased securities at that time, or the Tax-Exempt Fund would incur a loss by disposing of a commitment on terms less favorable than those of its original purchase. The Tax-Exempt Fund will maintain a segregated account with its custodian of cash or tax-exempt securities in an aggregate amount equal to the amount of its commitments in connection with such purchase transactions. The Tax-Exempt Fund will maintain a separate account at its custodian bank consisting of cash or liquid Tax-Exempt Securities or Municipal Securities (valued on a daily basis) equal at all times to the amount of the when-issued commitment.

     Management of the Tax-Exempt Fund will endeavor to be as fully invested as reasonably practicable to maximize the yield on the Tax-Exempt Fund’s portfolio. However, because the Tax-Exempt Fund does not intend to realize taxable investment income, it will not invest in taxable short-term money market securities (other than securities subject to the alternative minimum tax described under “Special Tax Considerations”). Accordingly, there may be times when the Tax-Exempt Fund has uninvested cash resulting from an influx of cash due to large purchases of shares or maturities of portfolio securities or resulting from the need to maintain a reserve for redemptions. The yield on the portfolio could also be negatively affected from time to time by the lack of availability of short term, high-quality Tax-Exempt Securities or Municipal Securities. The Tax-Exempt Fund reserves the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in acquiring portfolio securities, it is determined that it is not in the interests of the Tax-Exempt Fund’s shareholders to issue additional shares. See “Purchase of Shares.”

     As indicated under “How to Buy, Sell and Transfer Shares” in the Prospectus, payments of proceeds upon redemption of shares generally will be made on the same day as a redemption request in proper form is received. Tax-Exempt Securities and Municipal Securities generally do not trade on the basis of same-day settlements. As a result, the Fund may be required to maintain cash reserves or incur temporary bank borrowings so that it can make such redemption payments. This will reduce the Tax-Exempt Fund’s yield. The Trustees will re-examine the Tax-Exempt Fund’s policy of making redemption payments on the date redemption orders are received if that policy has a significant impact on the Tax-Exempt Fund’s yield; however, redemption payments will in any case be made within seven days of the date of redemption unless the Tax-Exempt Fund is permitted to suspend payments for a period longer than seven days (under certain circumstances.)

     All of the investments of the Tax-Exempt Fund will be in securities with remaining maturities of up to 397 days (13 months). The dollar weighted average maturity of the Tax-Exempt Fund’s portfolio will be 90 days or less. The Tax-Exempt Fund can be expected to offer a lower yield than longer-term municipal bond funds since Tax-Exempt Securities and Municipal Securities with longer maturities tend to produce higher yields. Interest rates in the short term Tax-Exempt Securities and Municipal Securities market also may fluctuate more widely from time to time than interest rates in the long-term municipal bond market. However, because of the shorter maturities, the market value of the Tax-Exempt Securities held by the Tax-Exempt Fund can be expected to fluctuate less in value as a result of changes in interest rates.

     The Tax-Exempt Fund may also invest in short term municipal notes, VRDNs, Participating VRDNs, short term tax-exempt commercial paper obligations and floating rate tax-exempt demand notes. The Tax-Exempt Fund will not invest more than 20% of its total assets in Participating VRDNs.

     The performance of the Tax-Exempt Fund will be affected by general changes in interest rates on short-term Tax-Exempt Securities and Municipal Securities. Such changes will affect the yield on the Tax-Exempt Fund’s subsequent investments, will result in increases or decreases in the value of the obligations then held by the Tax-Exempt Fund and will thereby affect the rate of return on the shares of the Tax-Exempt Fund. If interest rates have increased since the time a security was purchased, the value of that security will generally decrease. The impact on value is lessened by the short term maturities of the investment of the Tax-Exempt Fund. Short term securities tend to fluctuate less in value due to changes in interest rates than do longer term securities. Preservation of capital is a prime investment objective of the Tax-Exempt Fund, and while the types of short term Tax-Exempt Securities and Municipal Securities in which the Tax-Exempt Fund invests are not completely risk free, the Tax-Exempt Fund believes that securities having the rating characteristics described above have a lower principal risk than lower rated obligations and generally have a lower principal risk than longer term obligations which entail the risk of changing conditions over a longer period of time.

     Purchase of Securities with Puts: The Tax-Exempt Fund has authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when it can simultaneously acquire the right to sell the securities back to the seller at an agreed upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a “put.” The Tax-Exempt Fund does not currently intend to enter into such transactions but reserves the right to do so in the future. No transactions will be entered into for the Tax-Exempt Fund unless the Trustees of the Trust have approved the proposed terms of such transactions and such terms are set forth in a subsequent prospectus which has been declared effective by the Commission.

     The right to put the securities to a counterparty depends on the counterparty’s ability to pay for the securities at the time the put is exercised. The Tax-Exempt Fund would limit its put transactions to institutions which the Investment Adviser believes present minimum credit risk, and the Fund would use its best efforts to determine initially and to continue to monitor the financial strength of counterparties because adequate current financial information may not be available. In the event that any counterparty is unable to honor a put for financial reasons, the Tax-Exempt Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the counterparty. Furthermore, particular provisions of the contract between the Tax-Exempt Fund and the counterparty may excuse the counterparty from repurchasing the securities; for example, a change in the published rating of the underlying Municipal Securities or any similar event that has an adverse effect on the issuer’s credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Tax-Exempt Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security. If the Tax-Exempt Fund were to engage in such transactions at this time, it would engage in such transactions with banks and, to the extent permitted by applicable law, with broker-dealers.

     It also should be noted that while the market for put options in Tax-Exempt Securities to sellers of Tax-Exempt Securities has developed over time, there can be no representation about the future state of the market, i.e., the number of banks or dealers that might be willing to sell securities to the Tax-Exempt Fund with a right for the Fund to put the securities back to the seller, the spread between the price of the security if sold without the right to put and with the right to put, the valuation of securities subject to such puts and the value to be ascribed to the put itself, if any, and whether and on what terms the Tax-Exempt Fund can renew any put options. The municipal securities purchased which are subject to such a put may be sold to third persons at any time, even though the put is outstanding, but the put itself will generally not be marketable or otherwise assignable. Therefore, the put would have value only to the Tax-Exempt Fund. Sale of the securities to third parties or lapse of time with the put unexercised will terminate the right to put the securities to the seller. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Tax-Exempt Fund, the Fund could sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit on the percentage of portfolio securities that the Fund may purchase subject to a put for its portfolio. The Tax-Exempt Fund has not determined the circumstances under which it will enter into put transactions or what will be deemed to be the maturity of securities subject to puts for purposes of calculating the weighted average maturity of its portfolio.

Maturity and Quality Standards

     As a money market fund, the Tax-Exempt Fund is required to meet certain maturity and quality standards as set forth below.

     Short-Term Maturity Standards: All of the investments of the Tax-Exempt Fund will be in securities with remaining maturities of 397 days (13 months) or less. The dollar weighted average maturity of the Tax-Exempt Fund’s portfolio will be 90 days or less. The maturities of VRDNs (including Participating VRDNs) are deemed to be the longer of (i) the notice period required before the Tax-Exempt Fund is entitled to receive payment of the principal amount of the VRDN on demand or (ii) the period remaining until the VRDN’s next interest rate adjustment. If not redeemed by the Tax-Exempt Fund through the demand feature, VRDNs mature on a specified date which may range up to thirty years from the date of issuance.

     Quality Standards: The Tax-Exempt Fund’s portfolio investments in Tax-Exempt Securities and Municipal Securities will be limited to those obligations that are rated, or issued by issuers who have been rated, in one of the two highest rating categories for short term municipal debt obligations by a nationally recognized statistical rating organization (an “NRSRO”) or, if not rated, will be of comparable quality as determined by the Trustees of the Trust. The Tax-Exempt Fund’s investments in Tax-Exempt Securities and Municipal Securities (which must have maturities at the date of purchase of 397 days (13 months) or less) will be in issuers who have received from the requisite NRSROs a rating, with respect to a class of short term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short term obligations or, if not rated, will be of comparable quality as determined by the Trustees of the Trust. Certain tax-exempt obligations (primarily VRDNs and Participating VRDNs) may be entitled to the benefit of letters of credit or similar credit enhancements issued by financial institutions and, in such instances, the Board of Trustees and the Investment Adviser will take into account the obligation of the financial institution in assessing the quality of such instruments. The Tax-Exempt Fund also may purchase other types of tax-exempt instruments if, in the opinion of the Trustees of the Trust, such obligations are equivalent to securities having the ratings described above.

     The Trust, on behalf of the Tax-Exempt Fund, has adopted restrictions and policies relating to the investment of the Tax-Exempt Fund’s assets and its activities. Certain of the restrictions are fundamental policies of the Tax-Exempt Fund and may not be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Trust, on behalf of the Tax-Exempt Fund, has also adopted certain non-fundamental investment restrictions, which may be changed by the Board of Trustees without shareholder approval. None of the following fundamental or non-fundamental investment restrictions shall prevent the Tax-Exempt Fund from investing all of its assets in shares of another registered investment company with the same investment objective and fundamental policies (in a master/feeder structure).

     Set forth below are the Tax-Exempt Fund’s fundamental and non-fundamental investment restrictions. The Master LLC, on behalf of the corresponding Portfolio, has adopted investment restrictions substantially identical to those set forth below, which are fundamental and non-fundamental, as applicable, policies of the Master LLC. Unless otherwise provided, all references below to the assets of the Tax-Exempt Fund are in terms of current market value.

Under the fundamental investment restrictions, the Tax-Exempt Fund may not:

     (1) purchase any securities other than Tax-Exempt Securities and Municipal Securities;

     (2) invest more than 5% of its total assets (taken at value at the time of each investment) in the securities of any one issuer except that such restriction shall not apply to securities backed by the U.S. Government or its agencies or instrumentalities;

     (3) borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes (the Tax-Exempt Fund will not purchase securities while borrowings are outstanding);

     (4) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Tax-Exempt Fund except as may be necessary in connection with borrowings mentioned in (3) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at value;

     (5) invest in securities with legal or contractual restrictions on resale or for which no readily available market exists if, regarding all such securities, more than 10% of its assets (taken at market value) would be invested in such securities;

     (6) make investments for the purpose of exercising control or management;

     (7) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

     (8) purchase or sell real estate (provided that such restriction shall not apply to tax-exempt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs;

     (9) make loans to other persons, provided that the Tax-Exempt Fund may purchase a portion of an issue of tax-exempt securities (the acquisition of a portion of an issue of tax-exempt securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act;

     (10) act as an underwriter of securities, except to the extent that the Tax-Exempt Fund may technically be deemed an underwriter when engaged in the activities described in (9) above or insofar as the Tax-Exempt Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;

     (11) invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation;

     (12) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities;

     (13) make short sales of securities or maintain a short position or invest in put call, straddle or spread options; provided, however, that the Tax-Exempt Fund shall have the authority to purchase tax-exempt securities subject to put options as described above;

     (14) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities issued by the U.S. Government and its agencies and instrumentalities; securities issued by any state of the U.S. or any political subdivision thereof; and instruments issued by domestic banks); and

     (15) issue senior securities to the extent such issuance would violate applicable law.

     For purposes of restriction (2) above, the Tax-Exempt Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multistate agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of an entity other than the issuer then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer.

     With respect to restriction (3), the Tax-Exempt Fund will not borrow to increase income but only to meet redemption requests that might otherwise require untimely dispositions of portfolio securities. Interest paid on such borrowings will reduce net income.

     Under the non-fundamental restrictions, the Tax-Exempt Fund may not:

     (i) purchase or sell commodities or contracts on commodities, except to the extent that the Tax-Exempt Fund may do so in accordance with applicable law and the Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act; or

     (ii) issue senior securities to the extent such issuance would violate applicable law.

     If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

     For purposes of investment restriction (14) above, securities issued by a state, its political subdivisions or instrumentalities means tax-exempt securities issued by such entities.

MANAGEMENT OF THE TRUST

Trustees and Officers

     The Trustees of the Trust consist of thirteen individuals, eleven of whom are not “interested persons” of the Trust as defined in the Investment Company Act (the “non-interested Trustees”). The same individuals serve as Directors of the Master LLC. The Trustees are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

     The Board has four standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee and a Performance Oversight Committee.

     The members of the Audit Committee (the “Audit Committee”) are Kenneth L. Urish (Chair), Herbert I. London and Frederick W. Winter, all of whom are non-interested Trustees. The principal responsibilities of the Audit Committee are to approve the selection, retention, termination and compensation of the Trust’s independent registered public accounting firm (the “independent auditors”) and to oversee the independent auditors’ work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the independent auditors; (2) approve all audit engagement terms and fees for the Funds; (3) review the conduct and results of each independent audit of the Funds’ financial statements; (4) review with the independent auditors any audit problems or difficulties encountered during or related to the conduct of the audit; (5) review the internal controls of the Funds and its service providers with respect to accounting and financial matters; (6) oversee the performance of the Funds’ internal audit function provided by its investment adviser, administrator, pricing agent or other service provider; (7) oversee policies, procedures and controls regarding valuation of the Funds’ investments; and (8) resolve any disagreements between Fund management and the independent auditors regarding financial reporting. The Board has adopted a written charter for the Audit Committee.

     The members of the Governance and Nominating Committee (the “Governance Committee”) are Matina Horner (Chair), Cynthia A. Montgomery, Robert C. Robb, Jr. and Frederick W. Winter, all of whom are non-interested Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as non-interested Trustees of the Trust and recommend non-interested Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding non-interested Trustee compensation; and (5) monitor corporate governance matters and develop appropriate recommendations to the Board. The Governance Committee may consider nominations for the office of Trustee made by Fund shareholders as it deems appropriate. Fund shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee.

     The members of the Compliance Committee are Joseph P. Platt, Jr. (Chair), Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are non-interested Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving the Funds, the fund-related activities of BlackRock and the Funds’ third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of the Funds and its service providers; (2) review information on and, where appropriate, recommend policies concerning the Funds’ compliance with applicable law; and (3) review reports from and make certain recommendations regarding the Trust’s Chief Compliance Officer. The Board has adopted a written charter for the Compliance Committee.

     The members of the Performance Oversight Committee (the “Performance Committee”) are David O. Beim (Chair), Toby Rosenblatt (Vice Chair), Ronald W. Forbes, Rodney D. Johnson and Herbert I. London, all of whom are non-interested Trustees, and Richard S. Davis, who is an interested Trustee. The Performance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Funds’ investment performance relative to its agreed-upon performance objectives. The Performance Committee’s responsibilities include, without limitation, to (1) review the Funds’ investment objectives, policies and practices, (2) recommend to the Board specific investment tools and techniques employed by BlackRock, (3) recommend to the Board appropriate investment performance objectives based on its review of appropriate benchmarks and competitive universes, (4) review the Funds’ investment performance relative to agreed-upon performance objectives and (5) review information on unusual or exceptional investment matters. The Board has adopted a written charter for the Performance Committee.

     For the period from November 1, 2007 to April 30, 2008, the current Audit, Governance, Compliance and Performance Committees each met twice.

     Prior to November 1, 2007, the Board then in office had two standing committees, an Audit Committee and a Nominating Committee, each of which consisted of all of the non-interested Trustees then in office. For the period from May 1, 2007 to November 1, 2007, the Audit Committee met twice and the Nominating Committee met once.

     Biographical Information. Certain biographical and other information relating to the Trustees of the Trust is set forth below, including their address, year of birth, principal occupations for at least the last five years, the term of office and length of time served, the total number of investment companies and portfolios overseen in the complex of funds advised by the Investment Adviser or its affiliates, (“BlackRock-advised funds”) and any public directorships:

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served(b)	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Non-Interested Trustees(a)

David O. Beim(c) 40 East 52nd Street New York, NY 10022 1940	Trustee	2002 to present	Professor of Finance and Economics at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002.	35 Funds 81 Portfolios	None

Ronald W. Forbes(d) 40 East 52nd Street New York, NY 10022 1940	Trustee	2007 to present	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	35 Funds 81 Portfolios	None

Dr. Matina Horner(e) 40 East 52nd Street New York, NY 10022 1939	Trustee	2007 to present	Formerly Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	35 Funds 81 Portfolios	NSTAR (electric and gas utility)

Rodney D. Johnson(d) 40 East 52nd Street New York, NY 10022 1941	Trustee	2007 to present	President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center since 2002; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2003; Director, the Committee of Seventy (civic) since 2006.	35 Funds 81 Portfolios	None

Herbert I. London 40 East 52nd Street New York, NY 10022 1939	Trustee	2007 to present	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director of Cerego, LLC (software development and design) since 2005.	35 Funds 81 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 40 East 52nd Street New York, NY 10022 1952	Trustee	2007 to present	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing since 2005; Director, McLean Hospital since 2005.	35 Funds 81 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served(b)	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Joseph P. Platt, Jr.(f) 40 East 52nd Street New York, NY 10022 1947	Trustee	2007 to present	Director, The West Penn Allegheny Health System (a not- for-profit health system) since 2008; Partner, Amarna Corporation, LLC (private investment company) since 2002; Director, WQED Multimedia (PBS and Multimedia, a not-for- profit company) since 2002; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partner, LP (private investment) since 1998.	35 Funds 81 Portfolios	Greenlight Capital Re, Ltd (reinsurance company)

Robert C. Robb, Jr. 40 East 52nd Street New York, NY 10022 1945	Trustee	2007 to present	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	35 Funds 81 Portfolios	None

Toby Rosenblatt(g) 40 East 52nd Street New York, NY 10022 1938	Trustee	2007 to present	President, Founders Investments Ltd. (private investments) since 1999; Director of Forward Management, LLC since 2007; Director, The James Irvine Foundation (philanthropic foundation) since 1997; Formerly Trustee, State Street Research Mutual Funds from 1990 to 2005; Formerly, Trustee, Metropolitan Series Funds, Inc. from 2001 to 2005.	35 Funds 81 Portfolios	A.P. Pharma, Inc. (specialty pharmaceuticals)

Kenneth L. Urish(h) 40 East 52nd Street New York, NY 10022 1951	Trustee	2007 to present	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation since 2001; Committee Member/Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2007; President and Trustee, Pittsburgh Catholic Publishing Associates since 2003; Formerly Director, Inter-Tel from 2006 to 2007.	35 Funds 81 Portfolios	None

Frederick W. Winter 40 East 52nd Street New York, NY 10022 1945	Trustee	2007 to present	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Indotronix International (IT services) since 2004; Director, Tippman Sports (recreation) since 2005.	35 Funds 81 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served(b)	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Other Directorships held by Trustee
Interested Trustees(a)(i)

Richard S. Davis 40 East 52nd Street New York, NY 10022 1945	Trustee	2007 to present	Managing Director, BlackRock, Inc. since 2005; Formerly Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Formerly Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005; Formerly Chairman, SSR Realty from 2000 to 2004.	185 Funds 295 Portfolios	None

Henry Gabbay 40 East 52nd Street New York, NY 10022 1947	Trustee	2007 to present	Consultant, BlackRock, Inc. since 2007; Formerly Managing Director, BlackRock, Inc. from 1989 to 2007; Formerly Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; Formerly President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	184 Funds 294 Portfolios	None

(a)	Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
(b)	Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, each Trustee first became a member of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, Jr., 1999; Robert C. Robb, Jr., 1999; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999 and Frederick W. Winter, 1999.
(c)	Chair of the Performance Committee.
(d)	Co-Chair of the Board of Trustees.
(e)	Chair of the Governance Committee.
(f)	Chair of the Compliance Committee.
(g)	Vice Chair of the Performance Committee.
(h)	Chair of the Audit Committee.
(i)	Messrs. Davis and Gabbay are both “interested persons,” as defined in the Investment Company Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates.

     Certain biographical and other information relating to the officers of the Trust is set forth below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of BlackRock-advised funds overseen and any public directorships:

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Trust Officers(a)

Donald C. Burke 40 East 52nd Street New York, NY 10022 1960	President and Chief Executive Officer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Formerly Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. (“FAM”) in 2006; First Vice President thereof from 1997 to 2005; Treasurer thereof from 1999 to 2006 and Vice President thereof from 1990 to 1997.	195 Funds 305 portfolios	None

Anne F. Ackerley 40 East 52nd Street New York, NY 10022 1962	Vice President	2007 to present	Managing Director of BlackRock, Inc. since 2000; Chief Operating Officer of BlackRock’s U.S. Retail Group since 2006; Head of BlackRock’s Mutual Fund Group from 2000 to 2006; Merrill Lynch & Co., Inc. from 1994 to 1986 and from 1988 to 2000, most recently as First Vice President and Operating Officer of the Mergers and Acquisitions Group.	185 Funds 295 portfolios	None

Neal J. Andrews 40 East 52nd Street New York, NY 10022 1966	Chief Financial Officer	2007 to present	Managing Director of BlackRock, Inc. since 2006; Formerly Senior Vice President and Line of Business Head of Fund Accounting and Administration at PFPC Inc. from 1992 to 2006.	185 Funds 295 portfolios	None

Jay M. Fife 40 East 52nd Street New York, NY 10022 1970	Treasurer	2007 to present	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Formerly Assistant Treasurer of the MLIM/FAM- advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.	185 Funds 295 portfolios	None

Brian P. Kindelan 40 East 52nd Street New York, NY 10022 1959	Chief Compliance Officer	2007 to present	Chief Compliance Officer of the BlackRock-advised funds since 2007; Anti-Money Laundering Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005; Director and Senior Counsel of BlackRock Advisors, Inc. from 2001 to 2004 and Vice President and Senior Counsel thereof from 1998 to 2000; Formerly Senior Counsel of The PNC Bank Corp. from 1995 to 1998.	185 Funds 295 portfolios	None

Name, Address and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Funds and Portfolios Overseen	Public Directorships
Howard Surloff 40 East 52nd Street New York, NY 10022 1965	Secretary	2007 to present	Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; Formerly General Counsel (U.S.) of Goldman Sachs Asset Management, L.P. from 1993 to 2006.	185 Funds 295 portfolios	None

(a)	Officers of the Trust serve at the pleasure of the Board of Trustees.

     Share Ownership. Information relating to each Trustee’s share ownership in the Trust and in all registered funds in the BlackRock-advised funds that are overseen by the respective Trustee (“Supervised Funds”) as of December 31, 2007 is set forth in the chart below.

Name	Aggregate Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Supervised Funds
Interested Trustees:
Richard S. Davis	None	Over $100,000
Henry Gabbay	None	Over $100,000
Non-Interested Trustees:
David O. Beim	None	$50,001-$100,000
Ronald W. Forbes	None	Over $100,000
Dr. Matina Horner	None	Over $100,000
Rodney D. Johnson	None	Over $100,000
Herbert I. London	None	Over $100,000
Cynthia A. Montgomery	None	Over $100,000
Joseph P. Platt, Jr.	None	Over $100,000
Robert C. Robb, Jr.	None	Over $100,000
Toby Rosenblatt	None	Over $100,000
Kenneth L. Urish	None	None
Frederick W. Winter	None	None

     As of August 6, 2008, the Trustees and officers as a group owned an aggregate of less than 1% of the outstanding shares of each Fund. As of December 31, 2007, none of the non-interested Trustees or their immediate family members owned beneficially or of record any securities in affiliates of the Investment Adviser.

Compensation of Trustees

     Each Trustee who is a non-interested Trustee is paid as compensation an annual retainer of $150,000 per year for his or her services as Trustee to the BlackRock-advised funds, including the Trust, and a $25,000 Board meeting fee to be paid for each in-person Board meeting attended, up to five Board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Co-Chairs of the Board of Trustees are each paid an additional annual retainer of $45,000. The Chairs of the Audit Committee, Compliance Committee, Governance Committee and Performance Committee are paid an additional annual retainer of $25,000. The Vice-Chair of the Performance Committee is paid an additional annual retainer of $25,000. The Trust compensates the Chief Compliance Officer for his services as its Chief Compliance Officer. The Trust may also pay a portion of the compensation of certain members of the staff of the Chief Compliance Officer.

     The following table sets forth the compensation earned by the non-interested Trustees for the fiscal year ended April 30, 2008, and the aggregate compensation paid to them by all BlackRock-advised funds for the calendar year ended December 31, 2007.

Trustee	Compensation from Trust/ Master LLC	Pension or Retirement Benefits Accrued as Part of Trust/ Master LLC Expense	Aggregate Compensation from Trust/Master LLC and other BlackRock- Advised Funds(a)
David O. Beim(b)	$49,947	None	$180,570
Ronald W. Forbes(c)	$35,548	None	$235,183
Dr. Matina Horner(d)	$31,480	None	$226,015
Rodney D. Johnson(c)	$35,548	None	$143,151
Herbert I. London.	$28,479	None	$250,136
Cynthia A. Montgomery	$28,479	None	$171,433
Joseph P. Platt, Jr.(e)	$32,406	None	$139,817
Robert C. Robb, Jr.	$28,479	None	$128,151
Toby Rosenblatt(f)	$32,406	None	$226,015
Kenneth L. Urish(g)	$32,406	None	$139,817
Frederick W. Winter	$28,479	None	$128,151

(a)	For the number of BlackRock-advised funds from which each current Trustee receives compensation, see the Biographical Information chart beginning on page 21.
(b)	Chair of the Performance Committee.
(c)	Co-Chair of the Board of Trustees.
(d)	Chair of the Governance Committee.
(e)	Chair of the Compliance Committee.
(f)	Vice-Chair of the Performance Committee.
(g)	Chair of the Audit Committee.
(h)	For the fiscal year ended April 30, 2008, the Trust and Master LLC paid aggregate compensation of $425,450 to all non-interested Trustees/Directors then holding such office.

     Mr. Kindelan assumed office as Chief Compliance Officer and Anti-Money Laundering Compliance Officer of the Trust on November 1, 2007. From November 1, 2007 through April 30, 2008, Mr. Kindelan received $5,487 from Premier Institutional Fund, $4,911 from Institutional Fund, $1,119 from Government Fund, $936 from Treasury Fund and $3,422 from Tax-Exempt Fund. Select Institutional Fund commenced operations on February 4, 2008 and has not yet allocated compensation to Mr. Kindelan.

Code of Ethics

     The Trust, the Master LLC, the Investment Adviser, the Sub-Adviser, FAM Distributors, Inc. (“FAMD”) and BlackRock Distributors, Inc. (“BDI” and together with FAMD, the “Distributors”), each has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by a Fund or Portfolio.

INVESTMENT ADVISORY ARRANGEMENTS

     The investment adviser to each of the Funds or each of the corresponding Portfolios, as the case may be, is BlackRock Advisors, LLC (“BlackRock” or the “Investment Adviser”), an indirect wholly owned subsidiary of BlackRock, Inc., a publicly held corporation. The principal business address of BlackRock is 100 Bellevue Parkway, Wilmington, Delaware 19809 (mailing address: P.O. Box 9011, Princeton, New Jersey 08543-9011), and the principal business address of BlackRock, Inc. is 40 East 52nd Street, New York, New York 10022.

     Prior to September 29, 2006, Fund Asset Management L.P., (“FAM”), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc., acted as each Fund’s or each Portfolio’s investment adviser and was compensated according to the same advisory fee rates as the Investment Adviser, described below.

Government Fund and Treasury Fund Only

     Pursuant to the terms of a separate investment advisory agreement between the Trust, on behalf of each Fund (each, an “Investment Advisory Agreement”), and the Investment Adviser, subject to the general supervision of the

Board of Trustees of the Trust and in conformance with the stated policies of the applicable Fund, renders investment supervisory and corporate administrative services to the Funds. It is the responsibility of the Investment Adviser to make investment decisions for each Fund and to place the purchase and sale orders for the Funds’ portfolio transactions. In addition, the Investment Adviser performs, or supervises the performance of, administrative services in connection with each Fund, including (i) supervising all aspects of the Fund’s administration and operations, including processing services related to the purchase and redemption of Fund shares, the general handling of shareholder relations, and portfolio management; (ii) providing the Fund, at the Investment Adviser’s expense, with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Fund; and (iii) providing the Fund, at the Investment Adviser’s expense, with adequate office space and related services. The Investment Adviser may arrange for the provision of these administrative services and functions by the Distributors or another affiliate of BlackRock, Inc. Each Fund’s accounting records are maintained, at the Fund’s expense, by its Custodian, State Street Bank and Trust Company.

     As compensation for the services rendered by the Investment Adviser under the Investment Advisory Agreements, each Fund pays the Investment Adviser a fee, computed daily and payable monthly, at the following annual rates:

Percentage of Average Daily Net Assets
Government Fund and Treasury Fund	0.35% up to and including $500,000,000; 0.335% over $500,000,000 up to and including $750,000,000; 0.32% over $750,000,000 up to and including $1,000,000,000; 0.30% over $1,000,000,000

     The Investment Adviser has voluntarily agreed to waive a portion of its advisory fee with respect to each of the Government Fund and the Treasury Fund so that the effective fee payable to the Investment Adviser will be at an annual rate of .20% of the Fund’s average daily net assets. The Investment Adviser may discontinue this waiver of the fee in whole or in part at any time without notice.

     Each Investment Advisory Agreement obligates the Investment Adviser to provide advisory, administrative and management services, to furnish office space and facilities for management of the affairs of the applicable Fund, to pay all compensation of, and furnish office space for, officers and employees of the Fund, as well as the fees of all Trustees of the Trust who are affiliated persons of BlackRock, Inc., or any of its subsidiaries. Each Fund pays all other expenses incurred in its operation and a portion of the Trust’s general administrative expenses allocated on the basis of the asset size of the respective Funds. Expenses that will be borne directly by each Fund include trustees’ fees, redemption expenses, expenses of portfolio transactions, shareholder servicing costs, expenses of registering its shares under federal and state securities laws, pricing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the custodian and transfer agent and other expenses attributable to a particular Fund. Expenses which will be allocated on the basis of size of the respective Funds include trustees’ fees, legal expenses, auditing services, costs of printing proxies, shareholder reports and prospectuses and statements of additional information (except to the extent paid by FAMD and BDI), Commission fees, accounting costs and other expenses properly payable by the Trust and allocable on the basis of size of the respective Funds. Depending upon the nature of the lawsuit, litigation costs may be directly applicable to a Fund or allocated on the basis of the size of the respective Funds. The Board of Trustees of the Trust has determined that this is an appropriate method of allocation of expenses.

     Pursuant to the Investment Advisory Agreements, BlackRock may from time to time, in its sole discretion to the extent permitted by applicable law, appoint one or more sub-advisers, including, without limitation, affiliates of BlackRock, to perform investment advisory services with respect to the Funds. In addition, BlackRock may delegate certain of its investment advisory functions under the Investment Advisory Agreements to one or more of its affiliates to the extent permitted by applicable law. BlackRock may terminate any or all sub-advisers or such delegation arrangements in its sole discretion at any time to the extent permitted by applicable law.

     As required by each Distribution Agreement, each Distributor will pay certain of the expenses incurred in connection with the offering of shares of the respective Fund. After the prospectuses and periodic reports have been prepared and set in type, each Distributor will pay for the printing and distribution of copies thereof used in connection with a Fund offering to investors. Each Distributor will also pay for other supplementary sales literature.

     The tables below set forth information about the total investment advisory fee paid by the Government Fund and the Treasury Fund to the Investment Adviser and to FAM, the Funds’ previous investment adviser, as well as amounts waived by the Investment Adviser and FAM for the periods indicated:

     Government Fund:

Fiscal Year Ended April 30,	Paid to FAM		Waived by FAM		Paid to the Investment Adviser		Waived by the Investment Adviser
2008	N/A		N/A		$17,246,154		$6,007,759
2007	$2,948,193	(a)	$1,090,311	(a)	$5,056,780	(b)	$1,836,347	(b)
2006	$8,782,742		$3,185,914		N/A		N/A

(a)	For the period May 1, 2006 to September 29, 2006.
(b)	For the period September 29, 2006 to April 30, 2007.

     Treasury Fund:

Fiscal Year Ended April 30,	Paid to FAM		Waived by FAM		Paid to the Investment Adviser		Waived by the Investment Adviser
2008	N/A		N/A		$13,537,560		$4,777,487
2007	$1,898,667	(a)	$740,469	(a)	$2,811,399	(b)	$1,087,886	(b)
2006	$4,630,105		$1,801,702		N/A		N/A

(a)	For the period May 1, 2006 to September 29, 2006.
(b)	For the period September 29, 2006 to April 30, 2007.

Premier Institutional Fund, Institutional Fund, Select Institutional Fund and Tax-Exempt Fund Only

     Investment Advisory Arrangements. Each Fund invests all of its assets in shares of a corresponding Portfolio. Accordingly, a Fund does not invest directly in portfolio securities and does not require investment advisory services. All portfolio management occurs at the level of the corresponding Portfolio. Pursuant to the terms of an investment advisory agreement between the Master LLC, on behalf of each Portfolio, and BlackRock (the “Investment Advisory Agreement”), subject to the general supervision of the Board of Directors of the Master LLC and in conformance with the stated policies of the applicable Portfolio, BlackRock provides investment advisory and certain corporate administrative services to each Portfolio for fees paid at the following annual rates:

Percentage of Average Daily Net Assets
Premier Institutional Portfolio	0.05%
Institutional Portfolio	0.05%
Tax-Exempt Portfolio	0.05%

     It is the responsibility of BlackRock to make investment decisions for each Portfolio and to place the purchase and sale orders for the Portfolio’s portfolio transactions. BlackRock is also obligated to perform certain administrative and management services for the Master LLC and is obligated to provide all office space, facilities, equipment and personnel necessary to perform its duties under the Investment Advisory Agreement.

     The table below sets forth investment advisory fees paid by each Fund for the last three fiscal years.

     Premier Institutional Fund:

Fiscal Year Ended April 30,	Paid to FAM		Waived by FAM		Paid to the Investment Adviser
2008	N/A		N/A		$14,269,347
2007	$3,205,154	(a)	$8,539,982	(a)	$5,785,434	(b)
2006	$9,215,576		$6,747,955		N/A

(a)	For the period May 1, 2006 to September 29, 2006.
(b)	For the period September 29, 2006 to April 30, 2007.

     Institutional Fund:

Fiscal Year Ended April 30,	Paid to FAM		Paid to the Investment Adviser
2008	N/A		$12,879,791
2007	$2,919,214	(a)	$5,323,009	(b)
2006	$5,208,262		N/A

(a)	For the period May 1, 2006 to September 29, 2006.
(b)	For the period September 29, 2006 to April 30, 2007.

     Tax-Exempt Fund:

Fiscal Year Ended April 30,	Paid to FAM		Paid to the Investment Adviser
2008	N/A		$8,899,468
2007	$3,101,903	(a)	$4,561,035	(b)
2006	$7,451,137		N/A

(a)	For the period May 1, 2006 to September 29, 2006.
(b)	For the period September 29, 2006 to April 30, 2007.

     Administration Arrangements. The Trust, on behalf of Premier Institutional Fund, Institutional Fund, Select Institutional Fund and Tax-Exempt Fund, has entered into an administration agreement (the “Administration Agreement”) with BlackRock as administrator (the “Administrator”). The Administrator receives for its services to each Fund monthly compensation at the annual rate of 0.10%, 0.15%, 0.13% and 0.15% of the average daily net assets of the Premier Institutional Fund, the Institutional Fund, the Select Institutional Fund and the Tax-Exempt Fund, respectively. Prior to September 29, 2006, FAM served as administrator to the Premier Institutional, Institutional and Tax-Exempt Funds and was compensated according to the same fee rate as the Administrator.

     Premier Institutional Fund: The tables below set forth information about the total administration fee paid by the Premier Institutional Fund to FAM and the Administrator as well as the amounts waived by FAM and the Administrator for the periods indicated:

Fiscal Year Ended April 30,	Paid to FAM		Waived by FAM		Paid to the Administrator		Waived by the Administrator
2008	N/A		N/A		$28,538,695		$—
2007	$6,410,307	(a)	$4,947,755	(a)	$11,570,869	(b)	$3,592,227	(b)
2006	$18,431,153		$6,747,955		N/A		N/A

(a)	For the period May 1, 2006 to September 29, 2006.
(b)	For the period September 29, 2006 to April 30, 2007.

           Institutional Fund: The table below sets forth information about the total administration fee paid by the Institutional Fund to FAM and the Administrator for the periods indicated:

Fiscal Year Ended April 30,	Paid to FAM		Paid to the Administrator
2008	N/A		$37,974,587
2007	$8,930,778	(a)	$15,795,891	(b)
2006	$15,624,786		N/A

(a)	For the period May 1, 2006 to September 29, 2006.
(b)	For the period September 29, 2006 to April 30, 2007.

     Select Institutional Fund: The table below sets forth information about the total administration fee paid by the Select Institutional Fund to the Administrator for the period indicated:

Period	Paid to the Administrator
February 4, 2008* to April 30, 2008	$443,191(a)

*	Commencement of operations.
(a)	Under the Select Institutional Fund’s Administration Agreement, in exchange for the administration fee for the Fund, the Administrator has agreed to pay all of the Fund’s other expenses, other than the Fund’s pro rata portion of the Institutional Portfolio’s investment advisory fee payable indirectly by the Fund as an interestholder of the Institutional Portfolio.

     Tax-Exempt Fund: The table below sets forth information about the total administration fee paid by the Tax-Exempt Fund to FAM and the Administrator for the periods indicated:

Fiscal Year Ended April 30,	Paid to FAM		Paid to the Administrator
2008	N/A		$26,698,403
2007	$9,305,708	(a)	$13,683,104	(b)
2006	$22,353,411		N/A

(a)	For the period May 1, 2006 to September 29, 2006.
(b)	For the period September 29, 2006 to April 30, 2007.

     The Administration Agreement obligates the Administrator to provide certain administrative services to each Fund and to pay, or cause its affiliates to pay, for maintaining its staff and personnel and to provide office space, facilities and necessary personnel for the Fund. The Administrator is also obligated to pay, or cause its affiliates to pay, the fees of those officers and Trustees who are affiliated persons of the Administrator or any of its affiliates. Each Fund pays, or causes to be paid, all other expenses incurred in the operation of the Fund (except to the extent paid by the Distributor), including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports and prospectuses and statements of additional information, charges of the custodian, any sub-custodian and State Street Bank and Trust Company (the “Transfer Agent”), expenses of portfolio transactions, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal, state or non-U.S. laws, fees and actual out-of-pocket expenses of Trustees who are not affiliated persons of the Administrator, or of an affiliate of the Administrator, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

     Unless earlier terminated as described below, the Administration Agreement will remain in effect, as to each Fund, for two years from its effective date. Thereafter, it will remain in effect, as to each Fund, from year to year if approved annually (a) by the Board of Trustees of the Trust and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. As to each Fund, such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

All Funds

     The investment advisory services provided by BlackRock to each Fund or Portfolio, as applicable, are not exclusive under the terms of the Investment Advisory Agreements and BlackRock is also free to, and does, render such services to others. BlackRock acts as the manager or adviser for over 100 investment companies.

     The Investment Adviser has the responsibility for making all investment decisions for each Fund or each Portfolio, as the case may be. Effective September 29, 2006, the Investment Adviser has entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with BlackRock Institutional Management Corporation (the “Sub-Adviser”), a wholly owned, indirect subsidiary of BlackRock, Inc., pursuant to which the Sub-Adviser receives for services it provides a monthly fee at an annual rate equal to a percentage of the advisory fee paid to the Investment Adviser by each Fund or Portfolio under the applicable Investment Advisory Agreement. The Sub-Adviser is responsible for the day-to-day management of each Fund’s/Portfolio’s portfolio. The Investment Adviser paid the Sub-Adviser total sub-advisory fees for the periods indicated as follows:

	Paid to Sub-Adviser
	September 29, 2006 to April 30, 2007	Fiscal year ended April 30, 2008
Fund
Government Fund	$1,938,557	$6,574,387.41
Treasury Fund	$1,021,747	$5,134,537.32
Premier Institutional Fund	$7,233,755	$24,968,281.03
Institutional Fund	$12,325,062	$29,708,532.56
Select Institutional Fund	N/A	$394,965.15	*
Tax-Exempt Fund	$10,768,409	$20,976,571.98

*	For the period February 4, 2008 (commencement of operations) to April 30, 2008.

     Duration and Termination: Unless earlier terminated as described below, the Investment Advisory Agreements and Sub-Advisory Agreement will continue in effect from year to year if approved annually (a) by the Board of the Trust or Master LLC, as applicable, or by a majority of the outstanding shares of the Funds/Portfolios and (b) by a majority of the Trustees/Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. As to each Fund/Portfolio, the agreement is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party or by the vote of the shareholders of the Funds/Portfolios.

Selective Disclosure of Portfolio Holdings

     Pursuant to policies and procedures adopted by the Trust and the Investment Adviser, the Trust and the Investment Adviser may, under certain circumstances as set forth below, make selective disclosure with respect to a Fund’s portfolio holdings. The Trust’s Board of Trustees has approved the adoption by the Trust of the policies and procedures set forth below, and has delegated to the Investment Adviser the responsibility for ongoing monitoring and supervision to ensure compliance with these policies and procedures. The Board provides ongoing oversight of the Trust’s and Investment Adviser’s compliance with the policies and procedures. As part of this oversight function, the Trustees receive from the Trust’s Chief Compliance Officer at least quarterly and more often, as necessary, reports on compliance with these polices and procedures, including reports on any violations of these policies and procedures that may occur. In addition, the Trustees receive an annual assessment of the adequacy and effect of the policies and procedures with respect to the Trust, and any changes thereto, and an annual review of the operation of the policies and procedures.

     Examples of the information that may be disclosed pursuant to the Trust’s policies and procedures would include (but is not limited to) specific portfolio holdings — including the number of shares held, weightings of particular holdings, specific sector and industry weightings, trading details, and each Fund manager’s discussion of Fund performance and reasoning for significant changes in portfolio composition. This information may be both material non-public information (“Confidential Information”) and proprietary information of the firm. The Trust may disclose such information to individual investors, institutional investors, financial advisers and other financial intermediaries that sell a Fund’s shares, affiliates of the Trust, third party service providers to the Trust, lenders to the Trust, and independent rating agencies and ranking organizations. The Trust, the Investment Adviser and its affiliates receive no compensation or other consideration with respect to such disclosures.

     Subject to the exceptions set forth below, Confidential Information relating to a Fund may not be disclosed to persons not employed by the Investment Adviser or its affiliates unless such information has been publicly disclosed via a filing with the Commission (e.g., fund annual report), through a press release or placement on a publicly-available internet website, including our website at www.blackrock.com. If the Confidential Information has not been publicly disclosed, an employee of the Investment Adviser who wishes to distribute Confidential Information relating to a Fund must first do the following: (i) require the person or company receiving the Confidential Information to sign, before the Investment Adviser will provide disclosure of any such information, a confidentiality agreement approved by an attorney in the Investment Adviser’s Legal Department in which he/she (a) agrees to use the Confidential Information solely in connection with a legitimate business use (i.e., due diligence, etc.) and (b) agrees not to trade on the basis of the information so provided; (ii) obtain the authorization of the an attorney in the Investment Adviser’s Legal Department prior to disclosure; and (iii) only distribute Confidential Information that is at least thirty (30) calendar days old unless a shorter period has specifically been approved by an attorney in the Investment Adviser’s Legal Department. Prior to providing any authorization for such disclosure of Confidential Information, an attorney in the Investment Adviser’s Legal Department must review the proposed arrangement and make a determination that it is in the best interests of a Fund’s shareholders. In connection with day-to-day portfolio management, the Trust may disclose Confidential Information to executing brokers-dealers that is less than thirty days old in order to facilitate the purchase and sale of portfolio holdings. The Trust has adopted policies and procedures, including a Code of Ethics, Code of Conduct, and various policies regarding securities trading and trade allocations, to address potential conflicts of interest that may arise in connection with disclosure of Confidential Information. These procedures are designed, among other things, to prohibit personal trading based on Confidential Information, to ensure that portfolio transactions are conducted in the best interests of each Fund and its shareholders and to prevent portfolio management from using Confidential Information for the benefit of one fund or account at the expense of another. In addition, as noted, an attorney in the Investment Adviser’s Legal Department must determine that disclosure of Confidential Information is for a legitimate business purpose and is in the best interests of a Fund’s shareholders, and that any conflicts of interest created by release of the Confidential Information have been addressed by the Investment Adviser’s existing policies and procedures. For more information with respect to potential conflicts of interest, see the section entitled “Management and Other Service Arrangements — Potential Conflicts of Interest” in this Statement of Additional Information.

     Confidential Information — whether or not publicly disclosed — may be disclosed to Trust Trustees, the independent Trustees’ counsel, outside Trust counsel, the Trust’s accounting services provider and the Trust’s independent registered public accounting firm without meeting the conditions outlined above. Confidential Information may, with the prior approval of the Trust’s Chief Compliance Officer or the Investment Adviser’s General Counsel, also be disclosed to any auditor of the parties to a service agreement involving the Trust, or as required by judicial or administrative process or otherwise by applicable law or regulation. If Confidential Information is disclosed to such persons, each such person will be subject to restrictions on trading in the subject securities under either the Trust’s and Investment Adviser’s Code of Ethics or an applicable confidentiality agreement, or under applicable laws or regulations or court order.

     The Investment Adviser has entered into ongoing arrangements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

     Trust’s Board of Trustees and, if necessary, independent Trustees’ counsel and Trust counsel
     Trust’s Transfer Agent
     Trust’s independent registered public accounting firm
     Trust’s accounting services provider — State Street Bank and Trust Company
     Trust Custodian
     Independent rating agencies — Morningstar, Inc. and Lipper Inc.
     Information aggregators — Wall Street on Demand, Thomson Financial, eVestment Alliance and Informa PSN Investment Solutions
     Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.
     Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC; Mercer Investment Consulting; Watson Wyatt Investment Consulting; Towers Perrin HR Services; Pinnacle West; Callan Associates; Brockhouse & Cooper; Cambridge Associates; Mercer; Morningtar/Investor-Force; Russell Investments (Mellon Analytical Solutions) and Wilshire Associates.
     Portfolio compliance consultants — i-Flex Solutions, Inc.

     Other than with respect to the Board of Trustees, each of the persons or entities set forth above is subject to an agreement to keep the information disclosed confidential and to use it only for legitimate business purposes. The Board of Trustees has a fiduciary duty as Trustees to act in the best interests of the Fund and its shareholders. Selective disclosure is made to the Trust’s Board of Trustees and independent registered public accounting firm at least quarterly and otherwise as frequently as necessary to enable such persons or entities to provide services to the Trust. Selective disclosure is made to the Trust’s Transfer Agent, accounting services provider, and Custodian as frequently as necessary to enable such persons or entities to provide services to the Trust, typically on a daily basis. Disclosure is made to Lipper Inc. and Wall Street on Demand on a monthly basis and to Morningstar and Thomson Financial on a quarterly basis, and to each such firm upon specific request with the approval of the Investment Adviser’s Legal Department. Disclosure is made to 401(k) plan sponsors on a yearly basis and pension plan consultants on a quarterly basis.

     The Trust and the Investment Adviser monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Trust’s and Investment Adviser’s Code of Ethics and Code of Conduct — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit —the Investment Adviser’s compliance personnel under the supervision of the Trust’s Chief Compliance Officer, monitor the Investment Adviser’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, the Investment Adviser maintains an internal restricted list to prevent trading by the personnel of the Investment Adviser or its affiliates in securities — including securities held by a Fund — about which the Investment Adviser has Confidential Information. There can be no assurance, however, that the Trust’s policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

Potential Conflicts of Interest

     Activities of the Investment Adviser; BlackRock, Inc. and its affiliates (collectively, “BlackRock”); The PNC Financial Services Group, Inc. and its affiliates (collectively, “PNC”); Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and their affiliates (collectively, “Merrill Lynch”); and Other Accounts Managed by BlackRock, PNC or Merrill Lynch.

     BlackRock is one of the world’s largest asset management firms with approximately $1 trillion in assets under management. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. BlackRock, Merrill Lynch and PNC are affiliates of one another. BlackRock, PNC, Merrill Lynch and their affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund (collectively, “Affiliates”), are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Fund. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

     BlackRock and its Affiliates, including, without limitation, PNC and Merrill Lynch, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When the Investment Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund.

     In addition, transactions in investments by one or more other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock, PNC, Merrill Lynch or another Affiliate implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock, PNC or

Merrill Lynch may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

     Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock, PNC, Merrill Lynch or another Affiliate. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or their other accounts.

     BlackRock, PNC, Merrill Lynch, other Affiliates and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock, PNC, Merrill Lynch, other Affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

     The results of a Fund’s investment activities may differ significantly from the results achieved by the Investment Adviser and its Affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

     From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser, and/or one or more Affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Adviser and/or one or more Affiliates are performing services or when position limits have been reached.

     In connection with its management of a Fund, the Investment Adviser may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates (including Merrill Lynch). The Investment Adviser will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates (including Merrill Lynch and PNC) will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that the Investment Adviser will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates (including Merrill Lynch and PNC) or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Adviser in managing a Fund.

     In addition, certain principals and certain employees of the Investment Adviser are also principals or employees of BlackRock, Merrill Lynch, PNC or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

     The Investment Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock, PNC, Merrill Lynch or another Affiliate, or, to the extent permitted by the Commission, BlackRock, PNC or Merrill Lynch or another Affiliate, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock, Merrill Lynch and/or PNC or another Affiliate. One or more Affiliates may also create, write or issue Derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Affiliates and may also enter into transactions with other clients of an Affiliate where such other clients have interests adverse to those of the Fund. At times, these activities may cause departments of BlackRock or its Affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates on an arms-length basis. BlackRock, PNC or Merrill Lynch or another Affiliate may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates.

     One or more Affiliates may act as broker, dealer, agent, lender or advisor or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate will be in its view commercially reasonable, although each Affiliate, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate and such sales personnel.

     Subject to applicable law, the Affiliates (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, advisor or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate of any such fees or other amounts. When an Affiliate acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate may take commercial steps in its own interests, which may have an adverse effect on the Funds.

     A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates in evaluating the Fund’s creditworthiness.

     Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. The Investment Adviser and its advisory affiliates, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

     Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

     The Investment Adviser may select brokers (including, without limitation, Affiliates of the Investment Adviser) that furnish the Investment Adviser, the Funds, other BlackRock client accounts or other Affiliates or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that the

Investment Adviser uses soft dollars, it will not have to pay for those products and services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that the Investment Adviser receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

     The Investment Adviser may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services the Investment Adviser believes are useful in their investment decision-making process. The Investment Adviser may from time to time choose not to engage in the above described arrangements to varying degrees.

     The Investment Adviser may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by the Investment Adviser even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by the Investment Adviser. This would have the effect of reducing the access fees paid by the Investment Adviser. The Investment Adviser will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

     BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, PNC, Merrill Lynch and/or other Affiliates, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

     It is also possible that, from time to time, BlackRock or any of its affiliates may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its affiliates reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

     It is possible that a Fund may invest in securities of companies with which an Affiliate has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock, PNC or Merrill Lynch or another Affiliate has significant debt or equity investments or in which an Affiliate makes a market. A Fund also may invest in securities of companies to which an Affiliate provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or another Affiliate. In making investment decisions for a Fund, the Investment Adviser is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock in the course of these activities. In addition, from time to time, the activities of Merrill Lynch or another Affiliate may limit a Fund’s flexibility in purchases and sales of securities. When Merrill Lynch or another Affiliate is engaged in an underwriting or other distribution of securities of an entity, the Investment Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

     BlackRock, PNC, Merrill Lynch, other Affiliates, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock, PNC, Merrill Lynch, other Affiliates and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock, PNC, Merrill Lynch, other Affiliates and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

     BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to the unaffiliated investment adviser, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock, PNC, Merrill Lynch, other Affiliates and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

     BlackRock may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Funds, or who engage in transactions with or for the Funds. For example, BlackRock may participate in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help BlackRock understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services to potential investors in the Funds may receive fees from BlackRock or the Funds in connection with the distribution of shares in the Funds or other BlackRock products. For example, BlackRock may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, collective trusts, or other products or services offered or managed by the Investment Adviser. BlackRock may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. BlackRock’s membership in such organizations allows BlackRock to participate in these conferences and educational forums and helps BlackRock interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, BlackRock’s personnel, including employees of BlackRock, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds. In addition, BlackRock, including the Investment Adviser, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. BlackRock’s personnel may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Funds or other dealings with the Funds that create incentives for them to promote the Funds or certain portfolio transactions.

     To the extent permitted by applicable law, BlackRock may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Funds and/or other BlackRock products. In addition to placement fees, sales loads or similar distribution charges, such payments may be made out of BlackRock’s assets, or amounts payable to BlackRock rather than a separately identified charge to the Funds or other products. Such payments may compensate Intermediaries for, among other things: marketing the Funds and other products; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds and other products. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. The additional payments by BlackRock may also compensate Intermediaries for sub-accounting, administrative and/or shareholder processing services that are in addition to the fees paid for these services by such products. See also, “Compensation to Selling Dealers” in this Statement of Additional Information.

     The payments made by BlackRock may be different for different Intermediaries. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.

     To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

     The Investment Adviser, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Investment Adviser that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund and the Investment Adviser each has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. The Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

     The Investment Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or the Investment Adviser by the Commission. These transactions would be effected in circumstances in which the Investment Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

     From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock, PNC or Merrill Lynch or another Affiliate and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when the Investment Adviser may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate, or in cases in which personnel of BlackRock or its Affiliates are directors or officers of the issuer.

     The investment activities of one or more Affiliates for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Investment Adviser on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, the Investment Adviser on behalf of clients (including the Funds) may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Investment Adviser, in its sole discretion, deem it appropriate.

     A Fund’s custody arrangements could give rise to a potential conflict of interest with the Investment Adviser where the Investment Adviser has agreed to waive fees and/or reimburse ordinary operating expenses in order to cap a Fund’s expenses. This is because a Fund’s custody arrangements may provide for a reduction in custody fees as a result, for example, of a Fund’s leaving cash balances uninvested. When a Fund’s actual operating expense ratio exceeds a stated cap, a reduction in custody fees reduces the amount of waivers and/or reimbursements the Investment Adviser would be required to make to the Fund. This could be viewed as having the potential to provide the Investment Adviser with an incentive to keep high positive cash balances with the Custodian for a Fund with an expense cap in order to offset custody fees that the Investment Adviser might otherwise reimburse. However, the Investment Adviser’s portfolio managers do not intentionally keep uninvested balances high, but rather make investment decisions that they anticipate will be beneficial to Fund performance.

     Present and future activities of BlackRock and its Affiliates, including the Investment Adviser, in addition to those described in this section, may give rise to additional conflicts of interest.

Compensation to Selling Dealers

     BlackRock and its affiliates may make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to a Fund). From time to time, BlackRock and its affiliates may compensate affiliated and unaffiliated Service Organizations for the sale and distribution of shares of a Fund or for services to a Fund and its shareholders. These payments would be in addition to any Fund payments described in this Statement of Additional Information for distribution. These payments may take the form of, among other things, “due diligence” payments for a dealer’s examination of a Fund and payments for providing extra employee training and information relating to a Fund; “listing” fees for the placement of the Funds on a dealer’s list of mutual funds available for purchase by its customers; “finders” or “referral” fees for directing investors to a Fund; “marketing support” fees for providing assistance in promoting the sale of the Fund shares; payments for the sale of shares and/or the maintenance of share balances; CUSIP fees; maintenance fees; and set-up fees regarding the establishment of new accounts. The payments made by BlackRock and its affiliates may be a fixed dollar amount or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization involved, and may be different for different Service Organizations. The payments described above are made from BlackRock’s or its affiliates’ own assets pursuant to agreements with Service Organizations and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales.

     The payments described above may be made, at the discretion of BlackRock or its affiliates, to Service Organizations in connection with the sale and distribution of Fund shares. Pursuant to applicable Financial Industry Regulatory Authority regulations, the details of certain of these payments, including the Service Organizations receiving such payments in connection with the sale and distribution of Fund shares, are required to be disclosed. As of the date of this Statement of Additional Information, as amended or supplemented from time to time, the following Service Organizations are receiving such payments: SunGard Institutional Brokerage Inc. and/or broker-dealers under common control such organization. The level of payments made to the Service Organizations in any year will vary and normally will not exceed 0.05% of the assets attributable to that Service Organization invested in a Fund.

     In lieu of payments pursuant to the foregoing, BlackRock or its affiliates may make payments to the above-named Service Organizations of an agreed-upon amount that will not exceed the amount that would have been payable pursuant to the above, and may also make similar payments to other Service Organizations.

     If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. You should consult your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser for more information about the payments described above.

     Furthermore, BlackRock and its affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash. Subject to applicable FINRA regulations, BlackRock and its affiliates may also (i) pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to broker-dealers, financial institutions and their salespersons.

     Service Organizations may charge their clients additional fees for account-related services. Service Organizations may charge their customers a service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual Service Organization. Service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this Statement of Additional Information. Your Service Organization will provide you with specific information about any service fees you will be charged.

     Each Fund may enter into service arrangements with Service Organizations pursuant to which Service Organizations will render certain support services to their customers (“Customers”) who are the beneficial owners of shares of each Fund. Such services will be provided to Customers who are the beneficial owners of such shares and are intended to supplement the services provided by a Fund’s Manager, Administrator and/or transfer agent to the Fund’s shareholders of record. In consideration for payment of a service fee on shares owned beneficially by their Customers, Service Organizations may provide general shareholder liaison services, including, but not limited to (i) answering customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares may be effected and certain other matters pertaining to the Customers’ investments; and (ii) assisting Customers in designating and changing dividend options, account designations and addresses. To the extent a shareholder is not associated with a Service Organization, the shareholder servicing fees will be paid to BlackRock, and BlackRock will provide services.

     In addition to, rather than in lieu of, fees the Fund pays to its transfer agent, a Fund may enter into agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Service Organization or (2) a fixed dollar amount for each account serviced by a Service Organization. The aggregate amount of these payments may be substantial. From time to time, BlackRock or its affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their legitimate profits.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees of the Trust, the Investment Adviser is primarily responsible for each Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing orders, it is the policy of the Funds to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities, the firm’s risk in positioning the securities involved, and the provision of supplemental investment research by the firm. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under its Investment Advisory Agreements with the Trust or Master LLC, and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. In some cases, the Investment Adviser may use such supplemental research in providing investment advice to its other investment advisory accounts. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. The Funds’ policy of investing in securities with short maturities will result in high portfolio turnover.

     The securities in which the Funds invest are traded primarily in the over-the-counter market. Where possible, the Funds will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. The securities in which the Funds invest are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing the Funds’ portfolio transactions will consist primarily of dealer spreads and underwriting commissions. Under the Investment Company Act, persons affiliated with the

Funds are prohibited from dealing with the Funds as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Since over-the-counter transactions are usually principal transactions, Merrill Lynch and its affiliates may not serve as the Funds’ dealer in connection with such transactions except pursuant to an exemptive order such as that described below. However, affiliated persons of the Funds may serve as their broker in over-the-counter transactions conducted on an agency basis. The Funds may purchase securities from an underwriting syndicate of which Merrill Lynch is a member under certain conditions in accordance with the provisions of a rule adopted under the Investment Company Act. Because of the affiliation of Merrill Lynch with the Investment Adviser, the Tax-Exempt Fund is prohibited from engaging in certain transactions involving Merrill Lynch, or subsidiaries thereof, unless such transactions are conducted pursuant to the terms of an exemptive order that has been issued by the Commission.

     The Commission has issued an exemptive order which permits the Premier Institutional Fund, Institutional Fund, Select Institutional Fund, Government Fund and Treasury Fund to conduct principal transactions with Merrill Lynch and certain affiliates in U.S. Government and Government agency securities, and certain other money market securities, subject to a number of conditions, including conditions designed to insure that the prices to these Funds available from Merrill Lynch and certain affiliates are at least as favorable as those available from other sources. Relevant affiliates of Merrill Lynch have informed the Premier Institutional Fund, Institutional Fund, Select Institutional Fund, Government Fund and Treasury Fund that they will in no way, at any time, attempt to influence or control the activities of these Funds or the Investment Adviser in placing such principal transactions. The exemptive order allows Merrill Lynch and certain affiliates to receive a dealer spread on any transaction with the Premier Institutional Fund, Institutional Fund, Select Institutional Fund, Government Fund and Treasury Fund no greater than their customary dealer spread for transactions of the type involved.

     The Commission has issued an exemptive order permitting the Tax-Exempt Fund to conduct principal transactions with Merrill Lynch in Tax-Exempt Securities and Municipal Securities with remaining maturities of one year or less that have received one of the two highest ratings from at least one of the nationally recognized rating agencies, subject to a number of conditions, including conditions designed to insure that the prices to the Tax-Exempt Fund available from Merrill Lynch are equal to or better than that available from other sources. Merrill Lynch has informed the Tax-Exempt Fund that it will in no way at any time attempt to influence or control the activities of the Tax-Exempt Fund or the Investment Adviser in placing such principal transactions. The exemptive order allows Merrill Lynch to receive a dealer spread on any transaction with the Tax-Exempt Fund no greater than their customary dealer spreads for transactions of the type involved.

     Premier Institutional Fund: During the fiscal year ended April 30, 2006, the Premier Institutional Fund engaged in 14 such transactions involving approximately $1,344.26 billion. During the fiscal year ended April 30, 2007, the Premier Institutional Fund engaged in 25 such transactions involving approximately $2.7 billion. During the fiscal year ended April 30, 2008, the Premier Institutional Fund engaged in 9 such transactions involving approximately $1,200.3 billion.

     Institutional Portfolio (Institutional Fund and Select Institutional Fund): During the fiscal year ended April 30, 2006, the Institutional Portfolio engaged in 12 such transactions involving approximately $678.76 million. During the fiscal year ended April 30, 2007, the Institutional Portfolio engaged in 38 such transactions involving approximately $2.9 billion. During the fiscal year ended April 30, 2008, the Institutional Portfolio engaged in 8 such transactions involving approximately $1,020.8 billion.

     Government Fund: During the fiscal year ended April 30, 2006, the Government Fund engaged in 5 such transactions involving approximately $89.07 million and the Fund engaged in 1 repurchase transaction totalling $150 million. During the fiscal year ended April 30, 2007, the Government Fund engaged in 2 such transactions involving approximately $135.0 million. During the fiscal year ended April 30, 2008, the Government Fund engaged in 1 such transaction involving approximately $70.0 million.

     Treasury Fund: During the fiscal year ended April 30, 2006, the Treasury Fund engaged in 25 such transactions involving approximately $695.3 million. During the fiscal year ended April 30, 2007, the Treasury Fund engaged in 13 such transactions involving approximately $353.4 million. During the fiscal year ended April 30, 2008, the Treasury Fund engaged in 29 such transactions involving approximately $1,807.7 billion.

     Tax-Exempt Fund: During the fiscal year ended April 30, 2006, the Tax-Exempt Fund engaged in 118 such transactions involving approximately $3.436 billion. During the fiscal year ended April 30, 2007, the Tax-Exempt Fund engaged in 36 transactions involving approximately $1.0 billion. During the fiscal year ended April 30, 2008, the Tax-Exempt Fund engaged in 61 such transactions involving approximately $1,484.1 billion.

NET ASSET VALUE

     The principal asset of each of the Premier Institutional Fund, the Institutional Fund, the Select Institutional Fund and the Tax-Exempt Fund is its interest in its corresponding Portfolio, which will be valued at its net asset value. The net asset value per share for purposes of pricing orders for both the purchase and the redemption of shares of each Fund is determined daily on days that the New York Stock Exchange (the “Exchange”) or the Federal Reserve is open for business (except for Good Friday, Columbus Day and Veterans Day) and the bond markets are open for trading (“business day”). On any business day the Exchange closes early, and/or the Securities Industry and Financial Markets Association (“SIFMA”) recommends an early close, the time for determination of net asset value of the Funds will be 15 minutes following the time that each Fund determines, in its discretion, to cease accepting orders for purchases and redemptions of shares. On any business day that the Exchange does not close early and/or the SIFMA does not recommend that the securities markets close early, net asset value is determined as of 5:00 p.m. (Boston time) for the Premier Institutional, Institutional, Select Institutional and Government Funds, and as of 4:00 p.m. (Boston time) for the Institutional Tax-Exempt Fund and the Treasury Fund.

     Each Fund seeks to maintain a net asset value of $1.00 per share for purposes of purchases and redemptions and values its portfolio securities on the basis of the amortized cost method of valuation. Under this method portfolio securities are valued at cost when purchased and thereafter, a constant proportionate accretion of any discount or amortization of premium is recorded until the maturity of the security. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account.

     As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Fund would receive if the security were sold prior to maturity. The Boards of the Trust and the Master LLC have established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Fund, however, there can be no assurance that a constant net asset value will be maintained for any Fund. Such procedures include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Fund, the Board of the Trust and the Master LLC, as applicable, will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other adverse impact to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, and utilizing a net asset value per share as determined by using available market quotations.

     In accordance with the Commission rule applicable to the valuation of its portfolio securities and consistent with certain of the Funds’ operating policies, each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the Investment Company Act greater than 397 days, and will limit portfolio investments, including repurchase agreements, to those instruments that the Investment Adviser or Sub-Adviser determines present minimal credit risks pursuant to guidelines adopted by the Board of the Trust and the Master LLC, as applicable.

     For purposes of calculating the Tax-Exempt Fund’s dollar-weighted average portfolio maturity, the remaining maturity of a VRDN (including a Participating VRDN), is deemed to be the longer of (i) the notice period required before the Tax-Exempt Fund is entitled to receive payment of the principal amount of the VRDN upon demand, or (ii) the period required until the VRDN’s next interest rate adjustment.

     Since the net income of each Fund is determined and declared as a dividend immediately prior to each time the net asset value of the Fund is determined, the net asset value per share of each Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder’s investment in any Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in such shareholder’s account and any decrease in the value of a shareholder’s investment is reflected by a decrease in the number of shares in such shareholder’s account.

DIVIDENDS

     All, or substantially all, of each Fund’s net income, if any, is declared as dividends daily. Dividends accrue daily and are distributed monthly in the form of reinvestment in additional shares at net asset value or, at the shareholder’s option, paid in cash. Net realized capital gains, if any, will be distributed at least annually in the form of reinvestment in additional shares at net asset value or, at the shareholder’s option, paid in cash.

     Each Fund’s net income for dividend purposes is determined daily. On any business day, such determination will be made immediately prior to the determination of net asset value as of 4:00 p.m. (Boston time) for the Tax-Exempt and Treasury Funds, and as of 5:00 p.m. (Boston time) for the Premier Institutional Fund, Institutional, Select Institutional and Government Funds. Immediately after such determination, each Fund will declare a dividend payable to shareholders of record either: (a) at 12:00 Noon (Boston time) for the Tax-Exempt Fund, 2:00 p.m. (Boston time) for the Treasury Fund or 5:00 p.m. (Boston time) for the Premier Institutional Fund, Institutional Fund, Select Institutional Fund and Government Fund on any business day the Exchange does not close early, or if the Exchange closes early and/or the SIFMA recommends that the securities markets close early, at such closing time or (b) at the previous close of business on the Exchange on any day that is not a business day or on Good Friday, Columbus Day and Veterans Day. Net income of the Premier Institutional Fund, Institutional Fund, Select Institutional Fund, Government Fund and Treasury Fund (from the time of the immediately preceding determination thereof) will consist of interest accrued or discount earned (including both original issue and market discount), less the estimated expenses of the Fund (including the fee payable to BlackRock applicable to that dividend period). If an order to purchase shares of the Tax-Exempt Fund is received after 12:00 Noon (Boston Time), or after 2:00 p.m. (Boston Time), for the Treasury Fund and prior to the close of the Exchange (including early closings), the order will become effective on that day, but dividends will not be earned until the next business day. For the Premier Institutional, the Institutional, the Select Institutional or the Government Funds, if an order is received after 5:00 p.m. (Boston Time) it will not become effective, and dividends will not be earned, until the next business day.

     Net income of the Tax-Exempt Fund (from the time of the immediately preceding determination thereof) consists of interest accrued and/or original issue discount earned, less amortization of premiums and the estimated expenses of the Tax-Exempt Fund (including the fees payable to BlackRock applicable to that dividend period). The amount of discount or premium on portfolio securities is fixed at the time of their purchase and consists of the difference between the purchase price for such securities and the principal amount of such securities.

     Realized gains and losses are reflected in each Fund’s net asset value and are not included in income for purposes of calculating daily dividends.

     Each Fund intends to use its best efforts to maintain its net asset value at $1.00 per share. As a result of a significant expense or realized or unrealized loss, it is possible that a Fund’s net asset value may fall below $1.00 per share.

     Should any Fund incur or anticipate any unusual or unexpected significant expense or loss which would affect disproportionately that Fund’s income for a particular period, the Trustees would at that time consider whether to adhere to the present dividend policy described or to revise it in the light of the prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on existing shareholders. Such expenses or losses may nevertheless result in a shareholder’s receiving no dividends for the period during which he held his shares and in his receiving upon redemption a price per share lower than that which he paid.

     Shareholders may receive their dividends in cash monthly by completing the appropriate section of the Account Application for the applicable Fund. Such dividends will be paid by check within seven days after the end of each month. The election to receive cash dividends may be made at the time of purchase of Fund shares or at any time subsequent thereto by giving written notice to State Street Bank. To be effective with respect to a particular monthly dividend, such written notice must be received by State Street Bank at least seven days prior to the end of the month. Dividends are taxable to shareholders whether distributed in cash or reinvested in additional shares. See “Taxes.” The Institutional Tax-Exempt Fund intends to pay dividends, most of which will be excludable from a shareholder’s gross income for Federal income tax purposes, but may pay taxable capital gains dividends as well. Capital gains paid by the Funds may be taxable to shareholders at different rates depending on how long the Fund held the assets sold.

     State Street Bank, the Transfer Agent, will send each shareholder a monthly statement showing the total number of shares owned as of the last day of the month, as well as the current month’s and year to date dividends paid in terms of total cash distributed and, for those shareholders who have dividends reinvested, the number of shares acquired through the reinvestment dividends.

TAXES

Federal

     General: Each Fund intends to qualify for tax treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gain which is distributed to shareholders. Each Fund intends to distribute substantially all of such income. If, in any taxable year, a Fund fails to qualify as a RIC under the Code, such Fund would be taxed in the same manner as an ordinary corporation and all distributions from earnings and profits (as determined under U.S. Federal income tax principles) to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders and the dividends-received deduction for corporate shareholders. However, distributions from the Tax-Exempt Fund that are derived from income on tax-exempt obligations, as defined herein, would no longer qualify for treatment as exempt interest.

     Each Fund is treated as a separate corporation for Federal income tax purposes, and therefore is considered to be a separate entity in determining its treatment under the rules for RICs. Losses in one Fund do not offset gains in another, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the level of the individual series.

     Some shareholders may be subject to a 28% withholding on reportable dividends (“backup withholding”). Generally, non-corporate shareholders for whom a taxpayer identification number is not on file with the applicable Fund or who, to the Fund’s knowledge, have furnished an incorrect number will be subject to backup withholding. When establishing an account, an investor must certify under penalties of perjury that such number is correct and that he is not subject to backup withholding.

     The Code imposes a 4% nondeductible excise tax on a regulated investment company, such as a Fund, if it does not pay dividends to its shareholders during the calendar year in an amount equal to at least 98% of the Fund’s net investment income, with certain adjustments, for such calendar year, plus at least 98% of the Fund’s capital gain net income for the one-year period ending, as a general rule, by October 31 of such calendar year.

     For this purpose, any income or gain retained by a Fund that is subject to corporate income tax will be treated as having been distributed at year-end. In addition, an amount equal to any undistributed net investment income or capital gain net income from the previous calendar year must also be paid as dividends to avoid the excise tax. The excise tax is imposed on the amount by which a Fund does not meet the foregoing dividend requirements. While each Fund intends to pay dividends in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of taxable income and gain will be paid as dividends to avoid imposition of the tax. The excise tax will not generally apply to the tax-exempt income of a regulated investment company such as the Tax-Exempt Fund that pays exempt-interest dividends.

General Treatment of Fund Shareholders

     Dividends paid by a Fund from its ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereinafter as “ordinary income dividends”) are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gain over net short-term capital loss (“capital gain dividends”) are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has owned Fund shares. Distributions paid by the Fund that are designated as exempt-interest dividends will not be subject to regular federal income tax. The tax rate on certain dividend income and long term capital gain applicable to non-corporate shareholders has been reduced for taxable years beginning prior to January 1, 2011. Under these rules, a certain portion of ordinary income dividends constituting “qualified dividend income” when paid by a RIC to non-corporate shareholders may be taxable to such shareholders at long-term capital gain rates. However, to the extent a Fund’s distributions are derived from income on debt securities and short-term capital gains, such distributions will not constitute “qualified dividend income.” Thus, ordinary income dividends paid by the Funds generally will not be eligible for taxation at the reduced rate.

     Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of a Fund’s earnings and profits will first reduce the shareholder’s adjusted tax basis in his shares and any amount in excess of such basis will constitute capital gains to such shareholder (assuming the shares are held as a capital asset). Long-term capital gains (i.e., gains from a sale or exchange of capital assets held for more than one year) are generally taxed at preferential rates to non-corporate taxpayers. Generally not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amounts of its dividends paid during the year that qualify as capital gain dividends or exempt-interest dividends, as applicable, as well as the portion of an exempt-interest dividend that constitutes an item of tax preference, as discussed below.

     Ordinary income and capital gain dividends are taxable to shareholders even if they are reinvested in additional shares of a Fund. Distributions by a Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If a Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     A loss realized on a sale or exchange of shares of a Fund will be disallowed if other shares of the Fund are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the shares are sold or exchanged. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater amount in a combination of taxable years), the shareholder must file a disclosure statement on Form 8886 with the IRS. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. That a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss in proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

     Interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning applicability of the United States withholding tax.

     Premier Institutional Fund, Institutional Fund, Select Institutional Fund, Government Fund and Treasury Fund: Dividends will be taxable to shareholders of the Premier Institutional Fund, Institutional Fund, Select Institutional Fund, Government Fund and Treasury Fund as ordinary income, except for (a) such portions as may exceed a shareholder’s ratable share of the applicable Fund’s earnings and profits as determined for tax purposes (which may differ from net income for book purposes), which excess will be applied against and reduce the shareholder’s cost or other tax basis for his shares and (b) amounts representing dividends of realized net long-term capital gain, if any. If the amount described in (a) above were to exceed the shareholder’s cost or other tax basis for his shares, the excess over such basis would be treated as gain from the sale or exchange of such shares. Dividends are taxable as described herein, whether received in cash or reinvested in additional shares of the applicable Fund.

     Tax-Exempt Fund: The Tax-Exempt Fund has elected to qualify to pay “exempt-interest” dividends as defined in Section 852(b)(5) of the Code. Under that section, if at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax (“tax-exempt obligations”), pursuant to Section 103(a) of the Code (relating to obligations of a state, territory, or a possession of the United States, or any political subdivision of any of the foregoing, or of the District of Columbia), the Tax-Exempt Fund will be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof (other than any short or long term capital gain distributions) paid by the Tax-Exempt Fund that are attributable to interest on tax-exempt obligations and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund’s shareholders within 60 days after the close of its taxable year. To the extent that the dividends distributed to any of the Tax-Exempt Fund’s shareholders are derived from interest income excludable from gross income for Federal income tax purposes under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder’s gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a shareholder’s social security benefits and railroad retirement benefits subject to Federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of RICs paying exempt-interest dividends, such as the Tax-Exempt Fund, will not be deductible by a shareholder for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a “substantial user” or “related person” under Code Section 147(a) with respect to property financed with the proceeds of an issue of private activity bonds, if any, held by the Tax-Exempt Fund.

     All or a portion of the Tax-Exempt Fund’s gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received on such shares by a shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received on such shares by a shareholder.

     The Code subjects interest received on certain otherwise tax-exempt securities to a Federal alternative minimum tax. The Federal alternative minimum tax applies to interest received on certain private activity bonds issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of “tax preference,” which could subject certain investors in such bonds, including shareholders of a Fund, to a Federal alternative minimum tax. The Tax-Exempt Fund may purchase such private activity bonds and will report to shareholders within 60 days after calendar year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to a Federal alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation’s “adjusted current earnings,” which more closely reflect a corporation’s economic income. Because an exempt-interest dividend paid by the Tax-Exempt Fund, whether or not attributable to private activity bonds, will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Tax-Exempt Fund. The Code requires that every person required to file a tax return must disclose on that return the amount of exempt-interest dividends received from the Tax-Exempt Fund during the taxable year. The disclosure of this amount is for informational purposes only.

Other Taxes

     Under present Massachusetts law, a Fund will not be subject to Massachusetts income or corporate excise taxes for any taxable year in which such Fund qualifies as a RIC under the Code. In the event that a Fund fails to qualify as a RIC for any taxable year, the Fund would be subject for that year to a Massachusetts corporate excise tax computed as a percentage of the Fund’s taxable net income plus a percentage of the Fund’s book net worth. Depending upon the extent of a Fund’s activities in those states and localities in which its offices are maintained or in which its agents or independent contractors are located, the Fund may be subject to the tax laws of such states or localities.

     The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of individual states and local taxing authorities vary with respect to the taxation of such interest income, and each holder of shares of the Tax-Exempt Fund is advised to consult his own tax adviser in that regard. The Tax-Exempt Fund will report annually the percentage of interest income it received during the preceding year on tax-exempt obligations, indicating, on a state-by-state basis, the source of such income.

     Under state or local law, dividends of net investment income may be taxable to shareholders as dividend income even though a portion of such dividends may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisors concerning the application of state and local taxes.

DISTRIBUTORS

     The Trust has entered into a distribution agreement with respect to each Fund (the “Distribution Agreements”) with FAMD and BDI, each an affiliate of BlackRock, Inc. Pursuant to the terms of each Distribution Agreement, FAMD and BDI serve as principal underwriters and distributors of the applicable Fund’s shares, and in that capacity make a continuous offering of that Fund’s shares and bear the costs and expenses of printing and distributing any copies of any prospectuses and annual and interim reports of the Fund (after such items have been prepared and set in type) that are used in connection with the offering of shares to selected dealers or investors, and the costs and expenses of preparing, printing and distributing any other literature used by FAMD and BDI or furnished by each for use by selected dealers in connection with the offering of the shares for sale to the public. There will be no fee payable by any Fund pursuant to the Distribution Agreements. There is no sales or redemption charge. The continuance of a Distribution Agreement must be approved in the same manner as the Investment Advisory Agreements, and each Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by the Board of Trustees of the Trust or by vote of a majority of the applicable Fund’s outstanding shares on 60 days’ written notice to FAMD and BDI, by BDI on 90 days’ written notice to the Trust and by FAMD on 60 days’ written notice to the Trust.

YIELD INFORMATION

     Each Fund normally computes its annualized yield by determining the net change for a seven-day base period, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365 and then dividing by seven with the resulting yield figure carried to at least the nearest hundredth of one percent. Under this calculation, the yield does not reflect realized and unrealized gains and losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return which is done by adding one to the base period return, raising the sum to a power equal to 365 divided by seven and subtracting one from the result. This compounded yield calculation also excludes realized or unrealized gains or losses on portfolio securities.

     The yield on shares of each Fund normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by the applicable Fund of future yields or rates of return on its shares. The yield is affected by changes in interest rates on short term securities, average portfolio maturity, the types and quality of portfolio securities held, and operating expenses.

     The Fund may provide information designed to help investors understand how the Fund is seeking to achieve its investment objectives. This may include information about past, current or possible economic, market, political, or other conditions, descriptive information on general principles of investing such as asset allocation, diversification and risk tolerance, discussion of the Fund’s portfolio composition, investment philosophy, strategy or investment techniques, comparisons of the Fund’s performance or portfolio composition to that of other funds or types of investments, indices relevant to the comparison being made or to a hypothetical or model portfolio. The Fund may also quote various measures of volatility and benchmark correlation in advertising and other materials, and may compare these measures to those of other funds or types of investments.

PROXY VOTING POLICIES AND PROCEDURES

     The Board of Trustees of the Trust has delegated the voting of proxies for the Funds’ securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. From time to time, a vote may present a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a

sub-committee thereof (the “Committee”) is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Trust’s Proxy Voting Policy and Procedures is attached as Appendix B. Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the Commission’s website at http://www.sec.gov.

GENERAL INFORMATION

     Merrill Lynch Funds For Institutions Series is a business trust organized on May 7, 1987 under the laws of Massachusetts. The Trust is an open-end management investment company comprised of separate Series, each of which is a separate portfolio offering shares to selected groups of purchasers. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of beneficial interest, $.10 par value per share, and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Series. The Trust is presently comprised of six series. Shareholder approval is not required for the authorization of additional Series of the Trust.

     At the date of this Statement of Additional Information, each Fund offers one class of shares. All shares of each Fund have equal voting rights. The Trustees of the Trust may classify and reclassify the shares of any Series into additional or other classes at a future date.

     Each issued and outstanding share of a Series is entitled to one vote and to participate equally in dividends and distributions with respect to that Series and, upon liquidation or dissolution of the Series, in the net assets of such Series remaining after satisfaction of outstanding liabilities. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Also, the Trust will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or a change in the fundamental policies, objectives or restrictions of a Series.

     The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of each Series, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable. Redemption and conversion privileges are as set forth elsewhere herein and in the prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendments may be made to the Declaration of Trust, other than amendments necessary to conform the Declaration to certain laws or regulations, to change the name of the Trust, or to make certain non-material changes, without the affirmative vote of a majority of the outstanding shares of the Trust, or of the affected Series or class, as applicable.

     The Declaration of Trust establishing the Trust, a copy of which, together with all amendments thereto (the “Declaration”) is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name “Merrill Lynch Funds For Institutions Series” refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability; nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Trust, but the “Trust Property” only shall be liable. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust’s obligations.

However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

     Each of the Premier Institutional Fund, the Institutional Fund, the Select Institutional Fund and the Tax-Exempt Fund is a “feeder” fund that invests in a corresponding Portfolio of the Master LLC. Investors in each such Fund have an indirect interest in the corresponding Portfolio. Each Portfolio accepts investments from other feeder funds, and all of the feeders of a Portfolio bear the Portfolio’s expenses in proportion to their assets. This structure may enable each such Fund to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from a Portfolio from different feeders may offset each other and produce a lower net cash flow. However, each feeder can set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder could offer access to the same Portfolio on more attractive terms, or could experience better performance, than another feeder.

     Effective June 15, 2007 the Master LLC is organized as a Delaware limited liability company. Prior to June 15, 2007, the Master LLC was organized as a Delaware statutory trust. Whenever a Portfolio holds a vote of its feeder funds, the corresponding Fund will hold a meeting of its shareholders and will cast its vote as instructed by the Fund’s shareholders. Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than a Fund over the operations of the corresponding Portfolio. A Fund may withdraw from the corresponding Portfolio at any time and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund’s assets directly.

     Shares normally will be redeemed for cash upon receipt of a request in proper form, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, by delivery of securities selected from the Fund’s assets at its discretion. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Fund. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.

Independent Registered Public Accounting Firm

     Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116, is the independent registered public accounting firm for the Trust.

Accounting Services Provider, Custodian, Transfer Agent and Dividend Disbursing Agent

     State Street Bank and Trust Company, P.O. Box 8118, Boston, Massachusetts 02266, is each Fund’s Custodian, Transfer Agent and Dividend Disbursing Agent. It also maintains each Fund’s accounting records at 1776 Heritage Dive, North Quincy, Massachusetts 02171.

Distributors

     BlackRock Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, and FAM Distributors, Inc., P.O. Box 9081, Princeton, New Jersey 08534-9081, are the Funds’ distributors.

Investment Adviser and Administrator

     BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809, is the investment adviser of each Fund and Portfolio.

Sub-Adviser

     BlackRock Institutional Management Corporation, 100 Bellevue Parkway, Wilmington, Delaware 19809, is the sub-adviser of each Fund.

Legal Counsel

     Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, is counsel for each Fund.

Shareholder Inquiries

     Shareholder inquires may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

Additional Information

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

     ML & Co. has granted the Fund the right to use the “Merrill Lynch” name and has reserved the right to withdraw its consent to the use of such name by the Fund at any time or to grant the use of such name to any other company, and the Fund has granted ML & Co. under certain conditions, the use of any other name it might assume in the future, with respect to any corporation organized by ML & Co.

Principal Shareholders

     To the knowledge of the Trust, as of August 6, 2008, the following were the only shareholders of record of 5% or more of the outstanding shares of any Fund:

Name	Address	Percentage
Premier Institutional Fund
MERRILL LYNCH, PIERCE, FENNER	4800 Deer Lake Drive East	20.4%
& SMITH INCORPORATED for the	Jacksonville, FL 32246-6484
Sole Benefit of its Customers

MERRILL LYNCH & COMPANY	95 Greene Street	5.7%
	Jersey City, NJ 07302-3815

MERRILL LYNCH, PIERCE, FENNER	4800 Deer Lake Drive East	5.1%
& SMITH INCORPORATED	Jacksonville, FL 32246-6484

Institutional Fund
MERRILL LYNCH, PIERCE, FENNER	4800 Deer Lake Drive East	74.5%
& SMITH INCORPORATED for the	Jacksonville, FL 32246-6484
Sole Benefit of its Customers

Select Institutional Fund
WATERFERRY AND COMPANY	745 7th Avenue	17.4%
	New York, NY 10019-6801

CALIFORNIA PUBLIC EMPLOYEES	175 Federal Street, Floor 11	15.8%
RETIREMENT SYSTEM	Boston, MA 02110-2221

UNITED BANK OF CALIFORNIA	350 California Street, Floor 6	12.3%
SECURITIES LENDING	San Francisco, CA 94104-1423

STICHTING PENSIOENFONDS ABP	175 Federal Street, Floor 11	6.9%
	Boston, MA 02110-2221

OKLAHOMA TEACHERS RETIREMENT	P.O. Box 53524	6.1%
	Oklahoma City, OK 73152-3524

CONSTELLATION ENERGY GROUP	750 East Pratt Street, Floor 17	5.6%
INCORPORATED	Baltimore, MD 21202-3142

Government Fund
MERRILL LYNCH, PIERCE, FENNER	4800 Deer Lake Drive East	25.2%
& SMITH INCORPORATED for the	Jacksonville, FL 32246-6484
Sole Benefit of its Customers

GOVERNMENT EMPLOYEES INSURANCE	Geico Plaza	6.2%
	Washington, DC 20076-0001

GENENTECH INCORPORATED	One DNA Way, MS 286	5.7%
	San Francisco, CA 94133

DISCOVER BANK	12 Reads Way, Floor 2	5.1%
	New Castle, DE 19720-1601

Name	Address	Percentage
Treasury Fund
MERRILL LYNCH, PIERCE, FENNER	4800 Deer Lake Drive East	51.5%
& SMITH INCORPORATED for the	Jacksonville, FL 32246-6484
Sole Benefit of its Customers

Institutional Tax-Exempt Fund
MERRILL LYNCH, PIERCE, FENNER	4800 Deer Lake Drive East	80.0%
& SMITH INCORPORATED for the	Jacksonville, FL 32246-6484
Sole Benefit of its Customers

FINANCIAL STATEMENTS

     Audited financial statements of each Fund and each corresponding Portfolio, including the report of the independent registered public accounting firm, are incorporated in this Statement of Additional Information by reference to the Funds’ 2008 Annual Report to shareholders.

Appendix A

Commercial Paper, Bank Money Instruments and Corporate Bond Ratings

     Commercial Paper and Bank Money Instruments. Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor’s (“S&P”). Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A1, the highest of the three, indicates the degree of safety is strong; A2 indicates that capacity for timely repayment is satisfactory. A-3 indicates that capacity for timely payment is adequate, however, they are more vulnerable to the adverse changes of circumstances than obligations rated A-1 or A-2.

     Moody’s Investors Service (“Moody’s”) employs the designations of Prime-1, Prime-2 and Prime-3 to indicate the relative capacity of the rated issuers to repay punctually. Prime-1 issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for repayment, but to a lesser degree than Prime-1. Prime-3 issues have an acceptable capacity for repayment.

Fitch Ratings (“Fitch”) employs the rating F–1 to indicate issues regarded as having the strongest capacity for timely payment. The rating F–2 indicates a satisfactory capacity for timely payment. The rating F–3 indicates a minimal capacity for timely payment. The margin of safety is not as great as indicated by the F–1 and F–1 categories.

     Corporate Bonds. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

     Bonds rated Aaa by Moody’s are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because the margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody’s applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Bonds rated AAA by Fitch are considered to be investment grade and of the highest quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA.

Ratings of Tax-Exempt Securities and Short-Term Tax-Exempt Obligations

     Set forth below are descriptions of the two highest ratings of Moody’s, S&P and Fitch for Tax-Exempt Securities and short-term tax-exempt obligations. Ratings for commercial paper have been included since certain of the obligations which the Tax-Exempt Fund is authorized to purchase have characteristics of commercial paper and have been rated as such by Moody’s and S&P.

Descriptions of Moody’s Ratings

     Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     Short-Term Notes. The two highest ratings of Moody’s for short-term notes are MIG-1 and MIG-2; MIG-1 denotes “best quality, enjoying strong protection from established cash flows”; MIG-2 denotes “high quality” with “ample margins of protection.”

     Variable Rate Demand Obligations. Moody’s has separate rating categories for variable rate demand obligations (“VRDOs”). VRDOs will receive two ratings. The first rating, depending on the maturity of the VRDO, will be assigned either a bond or MIG rating which represents an evaluation of the risk associated with scheduled principal and interest payments. The second rating, designated as “VMIG,” represents an evaluation of the degree of risk associated with the demand feature. The VRDO demand feature ratings symbols are:

     VMIG 1: strong protection by established cash flows, superior liquidity support, demonstrated access to the market for refinancing.

     VMIG 2: ample margins of protection, high quality.

     VMIG 3: favorable quality, liquidity and cash flow protection may be narrow, market access for refinancing may be less well established.

     VMIG 4: adequate quality, protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

     SG: speculative grade, lack margins of protection.

     Commercial Paper: The highest rating of Moody’s for commercial paper is Prime-1. Issuers rated Prime-1 are judged to be of the highest quality. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or long-term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Description of S&P Ratings

     AAA — This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA — Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     Short-Term Notes. S&P has a separate rating category with respect to certain municipal note issues with a maturity of less than three years. The note ratings and symbols are:

     SP-1 A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a “+” designation.

     SP-2 A satisfactory capacity to pay principal and interest.

     SP-3 A speculative capacity to pay principal and interest.

     S&P may continue to rate note issues with a maturity greater than three years in accordance with the same rating scale currently employed for municipal bond ratings.

     Commercial Paper: S&P highest rating for commercial paper is A-1. This designation indicates the degree of safety regarding timely payment as either overwhelming or very strong. Those issues determined to have overwhelming safety characteristics will be designated with a plus (+) sign designation.

Description of Fitch’s Ratings

     Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer’s future financial strength and credit quality. Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch employs the rating F-1+ to indicate short-term debt issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+. The rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Appendix B

Proxy Voting Policies

For The BlackRock-Advised Funds

June, 2008

Page
Introduction	B-3
Proxy Voting Policies	B-3
Boards of Directors	B-3
Auditors	B-4
Compensation and Benefits	B-4
Capital Structure	B-4
Corporate Charter and By-Laws	B-4
Corporate Meetings	B-4
Investment Companies	B-4
Environmental and Social Issues	B-4
Reports to the Board	B-4

INTRODUCTION

     The Trustees/Directors (“Directors”) of the BlackRock-Advised Funds (the “Funds”) have the responsibility for voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate that responsibility to BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers (“BlackRock”), the investment adviser to the Funds, as part of BlackRock’s authority to manage, acquire and dispose of account assets. The Directors hereby direct BlackRock to vote such proxies in accordance with this Policy, and any proxy voting guidelines that the Adviser determines are appropriate and in the best interests of the Funds’ shareholders and which are consistent with the principles outlined in this Policy. The Directors have authorized BlackRock to utilize an unaffiliated third-party as its agent to vote portfolio proxies in accordance with this Policy and to maintain records of such portfolio proxy voting.

     When BlackRock votes proxies for an advisory client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Investment Advisers Act of 1940 (the “Advisers Act”), an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests.1 When voting proxies for the Funds, BlackRock’s primary objective is to make voting decisions solely in the best interests of the Funds’ shareholders. In fulfilling its obligations to shareholders, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.2 It is imperative that BlackRock considers the interests of Fund shareholders, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

     Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

     BlackRock has adopted separate but substantially similar guidelines and procedures that are consistent with the principles of this Policy. BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients, including the Funds. The Committee is comprised of senior members of BlackRock’s Portfolio Management and Administration Groups and is advised by BlackRock’s Legal and Compliance Department.

PROXY VOTING POLICIES

     A. Boards of Directors

     These proposals concern those issues submitted to shareholders relating to the composition of the board of directors of companies other than investment companies. As a general matter, the Funds believe that a company’s board of directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Funds therefore believe that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, consideration may be given to a director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent deemed relevant by the Committee.

1	Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

2	Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client, such as the Funds, desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

     B. Auditors

     These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Funds believe that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Funds anticipate that the Committee will generally defer to a corporation’s choice of auditor, in individual cases, consideration may be given to an auditors’ history of representing shareholder interests as auditor of other companies, to the extent deemed relevant.

     C. Compensation and Benefits

     These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Funds favor disclosure of a company’s compensation and benefit policies and oppose excessive compensation, but believe that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits should therefore generally not be supported by the Committee.

     D. Capital Structure

     These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Funds expect that the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

     E. Corporate Charter and By-Laws

     These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Funds expect that the Committee will oppose poison pill provisions unless, after consultation with the portfolio managers, it is determined that supporting the poison pill is in the best interest of shareholders.

     F. Corporate Meetings

     These are routine proposals relating to various requests regarding the formalities of corporate meetings. As a general matter, the Funds expect that the Committee will support company management except where the proposals are substantially duplicative or serve no legitimate business purpose.

     G. Investment Companies

     These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Funds believe that an investment company’s board of directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Funds oppose granting boards of directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

     H. Environmental and Social Issues

     These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Funds generally believe that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and oppose shareholder resolutions “micro-managing” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Funds are generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Funds generally are not supportive of proposals to require disclosure of corporate matters for other purposes.

REPORTS TO THE BOARD

     BlackRock will report to the Directors on proxy votes it has made on behalf of the Funds at least annually.

PART C. OTHER INFORMATION

Item 23. Exhibits.

Exhibit Number	Description
1(a)	—	Declaration of Trust dated May 7, 1987 — Refiled herewith pursuant to Edgar requirements.
(b)	—	Amendment to Declaration of Trust dated December 11, 1989 — Refiled herewith pursuant to Edgar requirements.
(c)	—	Establishment and Designation of Merrill Lynch Institutional Fund and Merrill Lynch Government Fund as separate series of Merrill Lynch Funds For Institutions Series, dated June 18, 1990 — Refiled herewith pursuant to Edgar requirements.
(d)	—	Establishment and Designation of Merrill Lynch Institutional Tax-Exempt Fund as a separate series of Merrill Lynch Funds For Institutions Series, dated February 14, 1994 — Refiled herewith pursuant to Edgar requirements.
(e)	—	Establishment and Designation of Merrill Lynch Premier Institutional Fund as a separate series of Merrill Lynch Funds For Institutions Series, dated December 9, 1996 (incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 15 to Registrant’s Registration Statement Form N-1A (File No. 33-14190), filed on January 17, 1997)
(f)	—	Establishment and Designation of Merrill Lynch Rated Institutional Fund as a separate series of Merrill Lynch Funds For Institutions Series, dated June 8, 1998 (incorporated by reference to Exhibit 1(e) to Post Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A (File No. 33-14190), filed on June 11, 1998)
(g)	—	Certification of Amendment to Declaration of Trust (incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A (File No. 33-14190), filed on August 24, 2001)
(h)	—	Establishment and Designation of Merrill Lynch Select Institutional Fund as a separate series of Merrill Lynch Funds For Institutions Series, dated May 24, 2007 (incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A (File No. 33-14190), filed on July 16, 2007)
2	—	Amended and Restated By-Laws of Registrant — Filed herewith.

C-1

3	—	None
4(a)	—	Investment Advisory Agreement for Merrill Lynch Treasury Fund with BlackRock Advisors, LLC dated September 29, 2006 (incorporated by reference to Exhibit 4(a) to Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A (File No. 33-14190), filed on August 28, 2007)
(b)	—	Investment Advisory Agreement for Merrill Lynch Government Fund with BlackRock Advisors, LLC dated September 29, 2006 (incorporated by reference to Exhibit 4(b) to Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A (File No. 33-14190), filed on August 28, 2007)
(c)	—	Sub-Advisory Agreement between the BlackRock Advisors, LLC and BlackRock Institutional Management Corporation, dated September 29, 2006 (incorporated by reference to Exhibit 4(c) to Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N1-A (File No. 33-14190), filed on August 28, 2007)
5(a)	—	Form of Unified Distribution Agreement between the Registrant and FAM Distributors, Inc. (“FAMD”) (incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A (File No. 811-02857) of Merrill Lynch Bond Fund, Inc., filed September 15, 2006)
(b)	—	Selected Dealer Agreement — Filed herewith.
(c)	—	Form of Unified Distribution Agreement between the Registrant and BlackRock Distributors, Inc. (“BDI”) (incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File 811-02857) of Merrill Lynch Bond Fund, Inc., filed July 21, 2006)
6	—	None
7(a)	—	Form of Custody Agreement between the Registrant and State Street Bank and Trust Company (incorporated by reference to Exhibit 7 to Post Effective Amendment No. 10 to the Registration Statement on Form N-1A of Merrill Lynch Maryland Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust (File 33-49873), filed on October 30, 2001)
(b)	—	Form of Administration Agreement between the Registrant and BlackRock Advisors, LLC, dated September 29, 2006 (incorporated by reference to Exhibit 7(b) to Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A (File No. 33-14190), filed on August 28, 2007)
(c)	—	Supplement to Schedule A of the Administration Agreement between the Registrant and BlackRock Advisors, LLC, dated May 24, 2007 (incorporated by reference to Exhibit 7(c) to Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A (File No. 33-14190), filed November 16, 2007)

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8(a)	—	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company — Filed herewith.
(b)	—

Securities Lending Agency Agreement between Registrant and BlackRock Investment Management, LLC, dated June 1, 2007 (incorporated by reference to Exhibit 8(d) to Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A of Merrill Lynch Ready Assets Trust (File No. 2-52711), filed on April 21, 2008)

9	—

Opinion and Consent of Counsel (incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 37 to Registrant’s Registration Statement on Form N-1A (File No. 33-14190), filed November 16, 2007)

10	—	Consent of Independent Registered Public Accounting Firm — Filed herewith.
11	—	None
12	—	None
13	—	None
14	—	None
15	—	Code of Ethics (Incorporated by reference to Exhibit (r) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-2 of BlackRock Senior Floating Rate Fund, Inc. (File No. 333-39837), filed on November 13, 2006)
16	—	Power of Attorney (incorporated by reference to Exhibit 16 to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A of Merrill Lynch U.S.A. Government Reserves (File No. 2-78702), filed on December 21, 2007)

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Item 24. Persons Controlled by or Under Common Control with Registrant.

        Merrill Lynch Premier Institutional Fund is a controlling person of Premier Institutional Portfolio of Master Institutional Money Market LLC (of which it held 100% as of August 6, 2008), Merrill Lynch Institutional Fund is a controlling person of Institutional Portfolio of Master Institutional Money Market LLC (of which it held 90% as of August 6, 2008), Merrill Lynch Select Institutional Fund is a controlling person of Institutional Portfolio of Master Institutional Money Market LLC (of which it held 10% as of August 6, 2008), and Merrill Lynch Institutional Tax-Exempt Fund is a controlling person of Institutional Tax-Exempt Portfolio of Master Institutional Money Market LLC (of which it held 100% as of August 6, 2008). Master Institutional Money Market LLC is organized as a limited liability company under the laws of the state of Delaware. The Registrant is not under common control with any other person.

Item 25. Indemnification.

        Reference is made to Section 5.3 of Registrant’s Declaration of Trust.

        Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii)(a) such promise must be secured by a surety bond, other suitable insurance of an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant’s disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

C-4

Item 26. Business and Other Connections of Investment Adviser.

        (a) BlackRock Advisors, LLC is an indirect wholly-owned subsidiary of BlackRock, Inc. BlackRock Advisors, LLC was organized in 1994 for the purpose of providing advisory services to investment companies. The information required by this Item 26 about officers and directors of BlackRock Advisors, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BlackRock Advisors, LLC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-47710).

        (b) BlackRock Institutional Management Corporation (“BIMC”) currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. The list required by this Item 26 of officers and directors of BIMC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by BIMC pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-48433).

Item 27. Principal Underwriters.

         FAMD and BDI act as the principal underwriters or the placement agents for each of the following open-end investment companies, including the Registrant: FDP Series, Inc., BlackRock Financial Institutions Series Trust, Managed Account Series, BlackRock Balanced Capital Fund, Inc., BlackRock Basic Value Fund, Inc., BlackRock Bond Fund, Inc., BlackRock California Municipal Series Trust, BlackRock Commodity Strategies Fund, BlackRock Equity Dividend Fund, BlackRock EuroFund, BlackRock Focus Growth Fund, Inc., BlackRock Focus Value Fund, Inc., BlackRock Fundamental Growth Fund, Inc., Merrill Lynch Funds for Institutions Series, BlackRock Global Allocation Fund, Inc., BlackRock Global Dynamic Equity Fund, BlackRock Global Emerging Markets Fund, Inc., BlackRock Global Financial Services Fund, Inc., BlackRock Global Growth Fund Inc., BlackRock Global SmallCap Fund, Inc., BlackRock Healthcare Fund, Inc., BlackRock Index Funds, Inc., BlackRock Latin America Fund, Inc., BlackRock Large Cap Series Funds, Inc., BlackRock Multi-State Municipal Series Trust, BlackRock Municipal Bond Fund, Inc., BlackRock Municipal Series Trust, BlackRock Natural Resources Trust, BlackRock Pacific Fund, Inc., BlackRock Principal Protected Trust, Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, BlackRock Series, Inc., BlackRock Series Fund, Inc., BlackRock Technology Fund, Inc., BlackRock Value Opportunities Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, BlackRock Utilities and Telecommunications Fund, Inc., BlackRock Variable Series Funds, Inc., BlackRock World Income Fund, Inc., BlackRock Mid Cap Value Opportunities Series, Inc., BlackRock Short-Term Bond Series, Inc., BlackRock International Value Trust, Master Value Opportunities LLC, Master Basic Value LLC, Master Focus Growth LLC, Short-Term Master LLC, Master Commodity Strategies LLC, Master Bond LLC, BlackRock Master LLC, Global Financial Services Master LLC, Master Large Cap Series LLC, Quantitative Master Series LLC and Master Institutional Money Market LLC. FAMD and BDI also act as the principal underwriters or the placement agents for the following closed-end registered investment companies: BlackRock Multi-Strategy Hedge Advantage, BlackRock Multi-Strategy Hedge Opportunities LLC, Master Senior Floating Rate LLC, BlackRock Senior Floating Rate Fund, Inc. and BlackRock Senior Floating Rate Fund II, Inc.

C-5

BDI currently also acts as distributor for BlackRock Funds, BlackRock Funds II, BlackRock Liquidity Funds and BlackRock Bond Allocation Target Shares.

        (b) Set forth below is information concerning each director and officer of FAMD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081. No individual listed in the chart below is an officer or employee of the Registrant.

Name	Position(s) and Office(s) with FAMD
Robert Zakem	President
Mitchell Cox	Director
Brian Hull	Director
William Tirrell	Chief Financial Officer and Treasurer
Martin Byrne	Director
Adam Lantz	Secretary
Rebecca Frost	Compliance Director

        Set forth below is the information concerning each director, officer or partner of BDI. The principal business address of each such person is 760 Moore Road, King of Prussia, PA 19406. No individual listed in the chart below is an officer or employee of the Registrant.

Name	Position(s) with BDI

Thomas Deck	President; Chief Executive Officer
Michael Denofrio	Director
Nicholas Marsini	Director
Rita Adler	Chief Compliance Officer
John Munera	Anti-Money Laundering Officer
Jodi Jamison	Chief Legal Officer
Julie Bartos	Assistant Secretary; Assistant Clerk
Charlene Wilson	Treasurer; Chief Financial Officer; Financial & Operations Principal
Maria Schaffer	Assistant Treasurer; Controller
Bruno Di Stefano	Vice President
Susan K. Moscaritolo	Vice President, Secretary & Clerk
Jason Greim	Assistant Vice President
Carol Bommarito	Assistant Vice President

C-6

        (c) Not applicable.

Item 28. Location of Accounts and Records.

        All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of:

(a) Registrant, One Financial Center, 23rd Floor, Boston, Massachusetts 02111.

(b) FAM Distributors, Inc., 1700 Merrill Lynch Drive, Pennington, NJ 08534; 101 Hudson Street, Jersey City, NJ 07302; 4810 Deer Lake Drive, Jacksonville FL 32246 (records relating to its functions as distributor).

(c) BlackRock Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406 (records relating to its functions as distributor).

(d) BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser).

(e) BlackRock Institutional Management Corporation, 100 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as sub-adviser).

(f) State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, Massachusetts 02171 (records relating to its functions as custodian, transfer agent and dividend disbursing agent).

Item 29. Management Services.

        Other than as set forth under the caption “Management of the Funds” in the Prospectus constituting Part A of the Registration Statement and under the caption “Investment Advisory Arrangements” in the Statement of Additional Information constituting Part B of the Registration Statement, Registrant is not a party to any management-related service contract.

Item 30. Undertakings.

        None.

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SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro, and the State of New Jersey, on August 28, 2008.

MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES (Registrant)

By	/s/ DONALD C. BURKE (Donald C. Burke, President and Chief Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ DONALD C. BURKE	President and Chief Executive Officer (Principal Executive Officer)	August 28, 2008
(Donald C. Burke)

/s/ NEAL J. ANDREWS	Chief Financial Officer (Principal Financial and Accounting Officer)	August 28, 2008
(Neal J. Andrews)

DAVID O. BEIM*	Trustee
(David O. Beim)

RONALD W. FORBES*	Trustee
(Ronald W. Forbes)

DR . MATINA HORNER*	Trustee
(Dr. Matina Horner)

RODNEY D. JOHNSON*	Trustee
(Rodney D. Johnson)

HERBERT I. LONDON*	Trustee
(Herbert I. London)

CYNTHIA A. MONTGOMERY*	Trustee
(Cynthia A. Montgomery)

JOSEPH P. PLATT , JR .*	Trustee
(Joseph P. Platt, Jr.)

ROBERT C. ROBB , JR .*	Trustee
(Robert C. Robb, Jr.)

TOBY ROSENBLATT*	Trustee
(Toby Rosenblatt)

KENNETH L. URISH*	Trustee
(Kenneth L. Urish)

FREDERICK W. WINTER*	Trustee
(Frederick W. Winter)

RICHARD S. DAVIS*	Trustee
(Richard S. Davis)

HENRY GABBAY*	Trustee
(Henry Gabbay)

*By: /s/ DONALD C. BURKE
(Donald C. Burke, Attorney-in-Fact)		August 28, 2008

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SIGNATURES

        Master Institutional Money Market LLC has duly caused this Registration Statement of Merrill Lynch Funds For Institutions Series to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Plainsboro and the State of New Jersey, on August 28, 2008.

MASTER INSTITUTIONAL MONEY MARKET LLC

By	/s/ DONALD C. BURKE (Donald C. Burke, President and Chief Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature	Title	Date

/s/ DONALD C. BURKE	President and Chief Executive Officer (Principal Executive Officer)	August 28, 2008
(Donald C. Burke)

/s/ NEAL J. ANDREWS	Chief Financial Officer (Principal Financial and Accounting Officer)	August 28, 2008
(Neal J. Andrews)

DAVID O. BEIM *	Director
(David O. Beim)

RONALD W. FORBES *	Director
(Ronald W. Forbes)

DR . MATINA HORNER*	Director
(Dr. Matina Horner)

RODNEY D. JOHNSON*	Director
(Rodney D. Johnson)

HERBERT I. LONDON*	Director
(Herbert I. London)

CYNTHIA A. MONTGOMERY*	Director
(Cynthia A. Montgomery)

JOSEPH P. PLATT , JR .*	Director
(Joseph P. Platt, Jr.)

ROBERT C. ROBB , JR .*	Director
(Robert C. Robb, Jr.)

TOBY ROSENBLATT*	Director
(Toby Rosenblatt)

KENNETH L. URISH*	Director
(Kenneth L. Urish)

FREDERICK W. WINTER*	Director
(Frederick W. Winter)

RICHARD S. DAVIS*	Director
(Richard S. Davis)

HENRY GABBAY*	Director
(Henry Gabbay)

*By: /s/ DONALD C. BURKE
(Donald C. Burke, Attorney-in-Fact)		August 28, 2008

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EXHIBIT INDEX

Exhibit Numbers		Description
1	(a)	Declaration of Trust dated May 7, 1989.
	(b)	Amendment to the Declaration of Trust dated December 11, 1989.
	(c)	Establishment and Designation of Merrill Lynch Institutional Fund and Merrill Lynch Institutional Fund and Merrill Lynch Government Fund as separate series of Registrant, dated June 18, 1990.
	(d)	Establishment and Designation of Merrill Lynch Institutional Tax-Exempt Fund as a separate series of Registrant, dated February 14, 1994.
2		Amended and Restated By-Laws of Registrant.
5	(b)	Selected Dealer Agreement.
8	(a)	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company.
10		Consent of Independent Registered Public Accounting Firm.